Exhibit 10.4(a)
EXECUTION COPY
GENERAL PURCHASE AGREEMENT
BETWEEN
METROPCS WIRELESS, INC.
AND
LUCENT TECHNOLOGIES INC.
Agreement No.: LNM01NMDK02005
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

***	Where this marking appears throughout this Exhibit 10.4(a), information has been omitted pursuant to a request for confidential treatment and such information has been filed with the SEC separately.

TABLE OF CONTENTS
GENERAL PURCHASE AGREEMENT
BETWEEN METROPCS WIRELESS, INC.
AND LUCENT TECHNOLOGIES INC.

Page
Article I General Provisions Applicable To Entire Agreement
1.1 Headings and Definitions
1.2 Term of Agreement
1.3 Scope
1.4 Entitlement to Discounts
1.5 Planning Information
1.6 Orders
1.7 Customer-Initiated Changes
1.8 Seller-Initiated Changes
1.9 Prices
1.10 Invoices and Terms of Payment
1.11 Delivery and Installation Schedule
1.12 Transportation
1.13 Packing, Marking and Shipping
1.14 Title and Risk of Loss
1.15 Compliance With Laws
1.16 Taxes
1.17 Training
1.18 Termination of Orders for Convenience
1.19 Termination for Breach
1.20 Patents, Trademarks and Copyrights
1.21 Use of Information
1.22 Notices
1.23 Right of Access
1.24 Independent Contractor
1.25 Limitations on Remedies
1.26 Force Majeure
1.27 Assignment
1.28 General Indemnities
1.29 Publicity
1.30 Applicable Law
1.31 Survival of Obligations
1.32 Severability
1.33 Non-Waiver
1.34 Customer Responsibility
1.35 Dispute Resolution
1.36 Security Interest
1.37 Financing Requirements
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-i-

Page
1.38 Representations, Warranties and Covenants of Seller
1.39 Representations, Warranties and Covenants of Customer
1.40 Subcontractors
1.41 Insurance

Article II Provisions Applicable to the Purchase of Products

2.1 General
2.2 Product Availability
2.3 Documentation
2.4 Product Compliances
2.5 Product Changes
2.6 Continuing Product Support — Parts and Services
2.7 Specifications
2.8 Customer Technical Support
2.9 Product Warranties
2.10 Acceptance

Article III Provisions Applicable to the Licensing of Licensed Materials

3.1 General
3.2 License
3.3 Title, Restrictions and Confidentiality
3.4 Changes in Licensed Materials
3.5 Modifications to Software; Product Compliances
3.6 Modification by Customer
3.7 Related Documentation
3.8 Software Warranty
3.9 Cancellation of License
3.10 Taxes Applicable to Software

Article IV Provisions Applicable to Engineering, Installation and Other Services

4.1 General
4.2 Acceptance of Installation
4.3 Seller’s Personnel
4.4 Conditions of Installation and Other Services Performed on Customer’s Site
4.5 Work Done by Others
4.6 Seller’s Right to Re-Deploy Resources
4.7 Services Warranties

Article V Entire Agreement and Execution

5.1 Entire Agreement
5.2 Termination of Existing Agreement
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-ii-

Page
Attachments

Attachment A *** Pricing
Attachment B Training
Attachment C *** Pricing
Attachment D RTSA and Sun MVM
Attachment E Responsibilities Matrix for System Engineering, Implementation, and Optimization Services
Attachment F Change Management Process
Attachment G Repair and Exchange Services
Attachment H Product Standard Intervals
Attachment I Cell Site Self-Install Agreement
Attachment J Services
Attachment K Co-Marketing
Attachment L Messaging
Attachment M Intelligent Network
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-iii-

GENERAL PURCHASE AGREEMENT BETWEEN METROPCS WIRELESS, INC.
AND
LUCENT TECHNOLOGIES INC.
This General Purchase Agreement (this “Agreement”), effective as of the Effective Date, is made by and between Lucent Technologies Inc., a Delaware corporation having an office at 600 Mountain Avenue, Murray Hill, New Jersey 07974, and MetroPCS Wireless, Inc., a Delaware corporation having an office at 8144 Walnut Hill Lane, Suite 800, Dallas, Texas 75231.
RECITALS:
WHEREAS, Customer provides PCS at or near the 1.9 GHz bands under a license(s) issued by the FCC;
WHEREAS, Customer wants Seller, at Customer’s request, to be one of its suppliers of wireless base stations, switches, power, cable and transmission equipment and Services to include, without limitation, engineering services, such as preparation of equipment specifications, and installation of networks, such as equipment installation, equipment removal and cable mining, and maintenance and repair of networks, and Seller desires to provide such Products and Services to Customer, all on the terms and conditions set forth herein;
WHEREAS, Customer and Seller entered into a General Agreement for Purchase of Personal Communications Services Systems effective as of October 1, 2002 (as the same may have been amended and/or supplemented from time to time, the “2002 Contract”), pursuant to which Seller agreed to provide products, licensed materials and services to Customer; and
WHEREAS, the Parties desire to terminate the 2002 Contract in its entirety as of the Effective Date and to enter into this Agreement to define the current relationship between the Parties.
NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby agree to the foregoing and as follows:
ARTICLE I
GENERAL PROVISIONS APPLICABLE TO ENTIRE AGREEMENT
1.1 HEADINGS AND DEFINITIONS
All headings used in this Agreement are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement or any clause contained herein. For purposes of this Agreement, the following definitions will apply:
“AAA” shall have the meaning set forth in Section 1.35.
“Acceptance” means that: (a) with respect to Products and Licensed Materials, the applicable Products and/or Licensed Materials have been accepted as set forth in Section 2.10(a) or Section 2.10(b), as applicable; and (b) with respect to Services, (i) the applicable Acceptance Tests have
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been successfully performed as set forth in Section 4.2 and Seller has completed all Punch List Items; or (ii) Acceptance is deemed to occur under Section 4.2.
“Acceptance Date” means the date on which the applicable Product, Licensed Material or Service achieves Acceptance.
“Acceptance Tests” means all mutually agreed acceptance tests to be performed pursuant to this Agreement all of which are designed to determine whether the Products, Licensed Materials and the Services meet the Specifications and the terms and conditions contained in this Agreement.
“Advertising” means all advertising, sales promotion, press releases, and other publicity matters relating to this Agreement.
“Affiliate” means any entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with another entity, where “control” means to own or control over fifty percent (50%) of the voting power of the applicable entity or otherwise to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or by contract or otherwise, provided that, once such control ceases to exist, the affected entity will no longer qualify as an Affiliate for purposes of this Agreement.
“Annual Maintenance Fees” means those charges for Services and Software Updates under Seller’s BRSS Program as further described in Attachment D to this Agreement.
“Applicable Laws” means: (a) as to either Party, all federal, state and local laws, ordinances, rules, regulations, court orders and governmental or regulatory agency orders that are applicable to its performance of this Agreement; and (b) in the case of Seller, all federal, state and local laws, ordinances, rules, regulations, court orders and governmental or regulatory agency orders that are applicable to products, licensed materials and services of the type to be provided to Customer hereunder.
“Applicable Permits” means all permits and licenses which either Party requires for it to conduct business and/or perform its obligation under this Agreement.
“Assignment” shall have the meaning set forth in Section 1.27(a).
“Authorized Users” means: (a) Customer and its employees; (b) Customer’s Affiliates and their employees; (c) any Designated Entity and its employees; ***.
“Backwards Compatible” means, with respect to Software, the ability of a new Major Release, Software Update, or Software Upgrade (as defined in Attachment D) to function with the
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immediately preceding Major Release, Software Update, or Software Upgrade, as the case may be, in accordance with their respective Specifications, and with all existing In Revenue Service Seller Manufactured Products (only to the extent that such Software has been designed to function with such Seller Manufactured Products) already installed or already ordered from Seller to be installed in the relevant PCS System.
“BRSS Program” and “BRSS” means the optional program described in Attachment D of this Agreement under which Seller offers to Customer Major Releases, Point Releases, Software Updates, Software Upgrades, Standard Base Software Releases, Retrofits and Crafts for Software for which Customer has paid the applicable Annual Maintenance Fee.
“Business Day” means any day other than a Saturday or Sunday or a day on which banks in Dallas, Texas are authorized or required by Applicable Laws to be closed.
“CDMA” shall mean code-division multiple access, a form of spread spectrum technology, which operates in segments of 1.25 MHz.
“Change Order” shall have the meaning set forth in Section 1.7(a).
“Claims” shall have the meaning set forth in Section 1.35.
“Comparable Customers” has the meaning defined in Section 1.9(d)(i).
“Craft” shall have the meaning set forth in Attachment D.
“Creditworthy” shall mean that: (a) less than *** of the non-disputed receivable balance owed to Seller and its Affiliates is aged over *** days from the invoice date at any given time unless otherwise mutually agreed to in writing; (b) the total non-disputed receivable balance owed to Seller and its Affiliates does not exceed *** unless otherwise mutually agreed to in writing; (c) Customer has provided consolidated financial statements to Seller in accordance with Section 1.6(b); and (d) Customer and its Affilitates have not experienced a material adverse change in the business assets operation or condition, financial or otherwise, taken as a whole, which materially and adversely affects Customer’s ability to meet its payment obligations hereunder.

“Customer” means (a) MetroPCS Wireless, Inc. and any successors and permitted assigns; (b) any Customer Affiliates with Pre-Existing Affiliate Agreements made a party hereto under Section 1.3(b); and (c) any Affiliate who elects to purchase or license Products, Licensed Materials and/or Services under this Agreement; provided that any such Affiliate executes a written acknowledgment agreeing to be bound by the provisions of this Agreement.
“Customer Event of Default” shall have the meaning set forth in Section 1.19(a).
“Customer Changes” shall have the meaning set forth in Section 1.7(a).
“Customer Indemnified Parties” shall have the meaning set forth in Section 1.20(a).
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“Customer Price List” means Seller’s published price notification releases furnished by Seller for purposes of communicating Seller’s prices or pricing-related information to Customer; however, this does not include firm price quotations.
“Delivery Date”, “Delivery” or similar derivations thereof means the actual date on which a Product, Licensed Materials or other item to be delivered by Seller hereunder is physically delivered to the destination designated by Customer in the applicable Purchase Order and the Customer designated recipient has signed off on the same.
“Designated Entity” means any Person to which Customer or one of its Affiliates leases or provides Products and with respect to which Customer or one of its Affiliates has an equity or membership interest of seventy percent (70%) or more.
“Designated Processor” means the Product for which the licenses to use Licensed Materials are initially granted.
“Disabling Code” shall have the meaning set forth in Section 3.8(a)(v).
“Discontinued Product” shall have the meaning set forth in Section 2.2.
“Effective Date” means June 6, 2005.
“EFT” shall have the meaning set forth in Section 1.10(a).
“Existing Market” shall mean a Market which is listed in or defined as an Existing Market in Attachment A or C, as appropriate.
“FCC” means Federal Communications Commission, or any successor entity.
“Firmware” means a combination of (a) hardware; and (b) Software represented by a pattern of bits contained in such hardware. The Firmware referenced herein is the current version available for commercial customers.
“First Office Application” shall mean the first installation and use in any of Seller’s customers’ networks of a particular Product or Licensed Material (including a Software release, feature and Software Upgrade).
“Fit” means the suitability or readiness of a Product, Software and/or other item for a particular application, including environmental extremes, marginal parameters, physical and signal compatibility with interfacing systems and surroundings, level of performance, safety margins, reliability, maintainability and installability.
“Form” means the weight, density, chemical or product composition, size, shape, structure, appearance, protocol, pattern, composition, configuration and marking/identification of a Product, Software and/or other item.
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“Function” means the set of features that the Product, Software and/or other item has been designed for use, as described in its Specifications.
“Force Majeure” means fires, strikes, riots, embargoes, explosions, earthquakes, floods, wars, water, the elements, government requirements, civil or military authorities, acts of God or by the public enemy, inability to secure raw materials or transportation facilities, acts or omissions of carriers or suppliers of raw materials, or other similar causes beyond a Party’s control, but only to the extent that a Party’s actual performance is impaired whether or not similar to the foregoing.
“Guaranteed Delivery Date” shall mean the date Seller shall be obligated to deliver certain items to Customer based on the intervals set forth in Attachment H.
“Hazardous Material” means material designated as a “hazardous chemical substance or mixture” by the Administrator, pursuant to Section 6 of the Toxic Substance Control Act, a “hazardous material” as defined in the Hazardous Materials Transportation Act (49 U.S.C. 1801, et seq.), or a “hazardous substance” as defined in the Occupational Safety and Health Act Hazard Communication Standard (29 CFR 1910.1200).
“Indemnifying Party” shall have the meaning set forth in Section 1.28(a).
“Initial Term” is defined in Section 1.2(a).
“Information” means all documentation and technical and business information in whatever form recorded, which a Party may furnish under, or has furnished in contemplation of, this Agreement. Information does not include Software (whether or not embodied in Firmware) or Related Documentation, the use of which is governed by Article III of this Agreement.
“Infringement Claim” shall have the meaning set forth in Section 1.20.
“In Revenue Service” means use of a Product or any part thereof for commercial service, whether or not revenue is actually being generated.
“Installation Completion” shall have the meaning set forth in Section 4.2.
“Installation Completion Date” shall have the meaning set forth in Section 4.2.
“Know-How” means concepts, techniques, information, reports, programs, program materials, documentation, diagrams, outlines, flow charts, user interfaces, technology, formulas, processes, algorithms and the like that are used to implement, support and/or develop a Product and/or Licensed Material.
“Liabilities” means losses, costs (including, but not limited to, reasonable attorneys fees and costs at trial and on appeal, if any), claims, demands, injuries, damages, judgments, penalties, fines, forfeitures, or liabilities.
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“Licensed Area” means one of the major trading areas in frequency blocks A and B or one of the basic trading areas in frequency blocks C, D, E, or F for which the FCC has granted a license to construct and operate a PCS System.
“Licensed Materials” means the Software and Related Documentation for which licenses are granted by Seller under this Agreement; no Source Code versions of Software are included in Licensed Materials.
“Lucent” is synonymous with Seller.
“Major Release” shall have the meaning set forth in Attachment D.
“Market” shall mean a Licensed Area, or an area within a Licensed Area, or combination of Licensed Areas and areas in Licensed Areas, as designated by Customer for PCS.
“MOP” shall have the meaning set forth in Section 4.4.
“MSC” shall mean mobile switching center.
“New Market” means a Market where Customer has not previously provided PCS and where Customer deploys a PCS System that is placed into In Revenue Service. Selected New Markets are identified in Attachments A and C.
“Others” shall have the meaning set forth in Section 1.21(a).
“Party” means either Customer or Seller, and “Parties” means Customer and Seller.
“PCS” means broadband personal communications services as authorized by the FCC in the frequency range of 1850MHz to 1910MHz and 1930MHz to 1990MHz.
“PCS CDMA System Products” means a collection of (a) PCS CDMA products and software which comprise a PCS System used to provide PCS Services in the PCS frequency range which are used in switching, wireless access and transport of voice and data at PCS frequencies based on CDMA technology substantially similar those Products and Software which are described in Attachments A and C, Sections 4A(i)(ii)(iii) and 4B(i)(ii)(iii)(iv)(v)(vi)(viib), and which are used and required in an integrated network solution, and (b) those new, replacement or enhanced PCS CDMA products and software that become available during the Term when generally available which comprise a PCS System to provide PCS Services in the PCS frequency range which are used in switching, wireless access and transport of voice and data at PCS frequencies based on CDMA technology substantially similar to the Products and Software described in Attachments A and C, Sections 4A(i)(ii)(iii) and 4B(i)(ii)(iii)(iv)(v)(vi)(viib) and which are used and required in an integrated network solution. “PCS CDMA System Products” does not include site material or cabling ancillary to base station replacement
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“PCS System’’ means a collection of products and software to be deployed and operated by Customer, an Affiliate or a Designated Entity to provide PCS services in the PCS frequency range.
“Person” shall mean any individual, corporation, company, partnership, joint venture, association, trust, unincorporated organization or governmental authority.
“Point Release” shall have the meaning set forth in Attachment D.
“Pre-Existing Affiliate Agreement” shall have the meaning set forth in Section 1.3(b).
“Price Effective Date” means: (a) the date of Customer’s Purchase Order, if Seller receives and acknowledges receipt of the Purchase Order within five (5) Business Days of the date of the Purchase Order; (b) the date Seller actually receives the Purchase Order, if Seller receives and acknowledges receipt of the Purchase Order more than five (5) Business Days after the date of the Purchase Order; or (c) the date of the Purchase Order, if Seller is deemed to have accepted the Purchase Order as provided in Section 1.6(a).
“Product” means systems, equipment, and parts thereof acquired by Customer from Seller under this Agreement, but the term does not mean Software whether or not such Software is part of Firmware. The Products referenced herein are the current versions available for commercial customers.
“Product Manufacturing Information” means manufacturing drawings and specifications of raw materials and components, including part manufacturing drawings and specifications covering special tooling and the operation thereof, and a detailed list of all commercially available parts and components purchased by Seller on the open market disclosing the part number, name and location of the supplier, and price lists.
“Punch List Items” means the additional Services to be performed by Seller when such Services must be completed in order to achieve Acceptance, where the performance of Acceptance Tests has indicated thai such Services were incomplete or not otherwise ready for Acceptance at the time of the performance of such Acceptance Tests; provided that such Services are required to be performed by Seller pursuant to the terms of this Agreement, including all related Acceptance Tests and procedures.
“Purchase Order” means any purchase order issued by Customer to Seller pursuant to, and subject to the terms and conditions of, this Agreement, or any document that the Parties mutually agree upon as the vehicle for Customer’s procurement of Products, Licensed Materials and Services pursuant to, and subject to the terms and conditions of, this Agreement.
“Related Documentation” or “Documentation” means materials useful in connection with Products and/or Software, such as, but not limited to, flow charts, logic diagrams, program descriptions, and Specifications. No Source Code versions of Software are included in Related Documentation.
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“Remote Technical Support” and “RTS” mean the optional support Service as described in Attachment D.
“Renewal Term” shall have the meaning set forth in Section 1.2(b).
“Repair Parts” means new, remanufactured, reconditioned, refurbished, or functionally equivalent parts for the maintenance, replacement, and repair of Products sold pursuant to this Agreement.
“RTS Program” shall have the meaning set forth in Section 2.8.
“Seller” means Lucent Technologies Inc. and any successors and permitted assigns.
“Seller Changes” shall have the meaning set forth in Section 1.8(a).
“Seller Event of Default” shall have the meaning set forth in Section 1.19(b).
“Seller Manufactured Product” means a Product manufactured by Seller or purchased by it pursuant to its procurement specifications.
“Seller’s Competitor” means an entity whose primary business is the development, manufacture or sale (or licensing) of communications equipment and/or software.
“Services” means the performance of work requested by Customer or required to be performed by Seller under the terms of this Agreement and includes, but is not limited to: (a) engineering services such as preparation of equipment specifications, preparation and updating of office records, and preparation of a summary of material not specifically itemized in the Purchase Order; (b) installation services such as installation, equipment removal, and cable mining; and (c) other services, such as maintenance and repair.
“Site” shall mean the land and/or buildings owned or leased by Customer, one of its Affiliates or any Designated Entity for which all or any portion of a PCS System is or will be located.
“Software” means a computer program consisting of a set of logical instructions and tables of information which guide the functioning of a processor; such program may be contained in any medium whatsoever, including hardware containing a pattern of bits representing such program, but the term “Software” does not mean or include such medium. The Software described in this Agreement is the current version available for commercial customers and generally provided by Seller in connection with the Products referenced herein. “Software” shall include any Major Release, Software Update, Software Upgrade, Craft, Point Release, Standard Base Software Release and Retrofit, all as defined in Attachment D, which may be provided by Seller to Customer from time to time.
“Software Update” shall have the meaning set forth in Attachment D.
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“Source Code” means any version of Software incorporating high-level or assembly language that generally is not directly executable by a processor. Except as expressly provided herein, this Agreement does not require Seller to furnish any Source Code.
“Specifications” means Seller’s or its vendor’s technical published specifications for particular Products, Licensed Materials or Services furnished under this Agreement.
“Standard Interval” means the elapsed time, as specified in Attachment H, between the date of a Customer request for quote preparation of a Product, Licensed Material, and/or associated Service, and: (a the Delivery Date for such Product or Licensed Material not installed by Seller or (b) the Installation Completion Date for such Product or Licensed Material installed by Seller.
“Start Date” shall have the meaning defined in Section 1.11(a)
“Subcontractor” means all vendors, suppliers, consultants and subcontractors of every tier who have a contract with Seller or another subcontractor for the performance of any part of the Services.
“Tax Assessment” means all federal, state, or local sales, use, excise, gross receipts, municipal fees, transfer, transaction or similar taxes, fees, or surcharges, but excludes: (a) any tax, fee. assessment, or surcharge on either Party’s corporate existence, status, or income; (b) property taxes, fees, assessment, or surcharges; (c) any corporate franchise tax, fee, assessment, or surcharge; and (d) taxes, fees, assessment, and surcharges which are imposed directly on a Party’s gross or retail revenues.
“Term” shall have the meaning set forth in Section 1.2(b).
“Territory” means the 50 states of the United States plus the District of Columbia.
“Transition Period” shall have the meaning set forth in Section 1.19(f).
“Turnover” means, with respect to Products and Licensed Materials to be installed by Seller, that Seller has completed all implementation and Seller-testing-related activities relating to such Products and Licensed Materials, and such Products and Licensed Materials are ready for Customer to conduct Acceptance Tests.
“2002 Contract” shall have the meaning set forth in the Recitals.
“Use” with respect to Licensed Materials means the loading, running, using, or copying of the Licensed Materials, or any portion thereof, into or on a processor for execution of the instructions and tables contained in such Licensed Materials.
“ Vendor Item” means a Product or partial assembly of Products furnished by Seller but neither manufactured by Seller nor purchased by Seller pursuant to its procurement specifications.
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“Warranty Period” means the period of time listed in the respective warranty clauses which, unless otherwise stated, commences for: (a) Products and Licensed Materials: (i) on the Delivery Date; or (ii) if installed by Seller, on the Acceptance Date; and (b) Services, on the date Service is completed and accepted by Customer.
1.2 TERM OF AGREEMENT
     (a) Initial Term.This Agreement shall be effective on the Effective Date and, except as otherwise provided herein, shall continue in effect until the earlier of: (a) June 7, 2008; or (b) *** (the “Initial Term”). The modification or termination of this Agreement shall not affect the rights or obligations of either Party under any Purchase Order accepted by Seller before the effective date of the modification or termination.
     (b) Renewal Terms. Upon the expiration of the Initial Term, Customer will have the right to extend the term of this Agreement for up to three (3) successive periods of one (1) year each (each such one (1) year period, a “Renewal Term”). *** The Initial Term and the Renewal Terms are individually and collectively referred to herein as the “Term”.
1.3 SCOPE
     (a) General. The terms and conditions of this Agreement shall apply to all transactions pursuant to which Customer purchases, and Seller and/or any of its Affiliates furnishes, Products, Licensed Materials and/or Services for use by Customer, its Affiliates and/or any Designated Entity, and not for resale.
(b) New Customer Affiliates. If Customer acquires a new Affiliate following the date of this Agreement and such new Customer Affiliate is a party to one (1) or more agreements with Seller and/or one of Seller’s Affiliates (each agreement, a “Pre-Existing Affiliate Agreement”) covering substantially the same subject matter as this Agreement, Customer shall have the right, upon written notice to Seller, to terminate (or cause the Customer Affiliate to terminate) any and all Pre-Existing Affiliate Agreements between such new Customer Affiliate and Seller and/or one or more of its Affiliates without liability or penalty, and, upon Seller’s receipt of a written acknowledgment from the Customer Affiliate agreeing to be bound by the
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terms and conditions of this Agreement, all products, software and services acquired by such new Customer Affiliate from Seller and/or one of its Affiliates pursuant to such agreements thereafter shall be subject to the terms of this Agreement as though such products, software and services originally were provided to such new Customer Affiliate under this Agreement. Notwithstanding the preceding sentence: (i) the warranty periods set forth in a Pre-Existing Affiliate Agreement will continue to apply to the Products, Licensed Materials and Services purchased, licensed, delivered and performed under such Pre-Existing Affiliate Agreement; (ii) the prices, discounts, and credits set forth in this Agreement shall not retroactively apply to the Products, Licensed Materials and Services purchased, licensed, delivered and performed under a Pre-Existing Affiliate Agreement prior to the Effective Date; and (iii) ***.
     (c) Scope of the Initial Project. Seller and Customer acknowledge that the following represents generally the schedule of work to be performed hereunder to deploy, maintain and/or upgrades PCS CDMA System Products in the identified Markets. As soon as practicable, the Parties shall jointly develop detailed project plans and delivery and installation schedules consistent with the proposed schedule. The project plan will contain the responsibilities of both Parties. ***

Available for In Revenue
Market	Market Start	Service
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

*	“Q” means quarter
1.4 ENTITLEMENT TO DISCOUNTS
     (a) General. Attachments A and C reflect the prices applicable to Customer following the application of discounts to Seller’s standard prices. These prices shall be provided to Customer regardless of the number or level of Purchase Orders made by Customer, it being the understanding of the Parties that neither Customer nor its Affiliates is under any obligation to purchase or license any quantity of Products, Licensed Materials and/or Services from Lucent under this Agreement. The Parties agree that Purchase Orders to be issued by Customer in accordance with the terms of this Agreement will determine the actual purchases and related rights, duties and obligations of the Parties pursuant to this Agreement. Attachments A and C may be modified from time to time by mutual written agreement of the Parties.
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     (b)     Exclusivity.     Subject to the further terms of this Agreement including, without limitation, the further terms of this Section, Customer’s right to receive the prices, discounts and incentives set forth in Attachment A are conditional upon Customer’s purchasing exclusively from Seller Customer’s requirements for PCS CDMA System Products for all of the Licensed Areas licensed to Customer as of the Effective Date hereof and for any additional Licensed Areas acquired by Customer during the Initial Term (and during any Renewal Term for which Customer elects to continue purchasing under Attachment A, as set forth in Section 1.2(b)). Except as expressly set forth in Attachment A, and for the avoidance of doubt, the prices, discounts and incentives for any Products and Licensed Materials that do not constitute PCS CDMA System Products shall not require Customer to purchase such Products and Licensed Materials exclusively from Seller.
If any of the following events occur, then Customer will be relieved from the above-described exclusivity obligations as specifically set forth below:
(i)	If Customer ***, Customer shall be relieved from the exclusivity provisions of this Section ***.

(ii)	If Customer is relieved of the above-described exclusivity provision under Section 1.6(a), the prices, discounts and incentives set forth in Attachment A will apply to any and all subsequently placed Purchase Orders.

(iii)	If Customer is relieved of the above-described exclusivity provision under Section 1.6(b), the prices, discounts and incentives set forth in Attachment C will apply to any and all subsequently placed Purchase Orders.

(iv)	Under Section 1.26(b), if Customer has the right to cancel Purchase Orders and/or contract with another supplier for any products, licensed materials or services that Seller cannot supply or perform because of a Force Majeure, then Customer will be relieved of its exclusivity obligations under this Section for so long as the Force Majeure prevents Seller from performing. ***
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***  If and when ***, Customer shall resume purchasing PCS CDMA System Products exclusively from Seller as provided in this Section in any Licensed Area where  ***.
(v)	If Customer is permitted to purchase replacement products for a Discontinued Product from other suppliers as set forth in Sections 1.19(f), 2.2, 2.5 or 3.4, then Customer will be relieved of the above-described exclusivity provisions as provided in Sections 1.19(f), 2.2, 2.5 or 3.4, as applicable. If Customer subsequently orders from Seller the Discontinued Product or the other Products and Software that are an integral part of the Discontinued Product’s operation, the prices set forth in Attachment C will apply to such purchases.

(vi)	***
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Except when Customer is relieved of exclusivity pursuant to clauses (i) through (vi) above (but only to the extent relieved of exclusivity as provided above), if Customer has elected to purchase PCS CDMA System Products exclusively from Seller during the Initial Term or any Renewal Term, and ceases to purchase PCS CDMA System Products from Seller exclusively during such Term, then (i) Customer will no longer be entitled to the pricing set forth in Attachment A and the pricing set forth in Attachment C will apply to all of Customer’s purchases; (ii) ***; and (iii) ***. Such payment and repayment pursuant to the preceding sentence shall constitute Seller’s sole and exclusive remedy for Customer’s conversion from purchasing PCS CDMA System Products exclusively from Seller pursuant to Attachment A to Customer purchasing PCS CDMA System Products non-exclusively from Seller pursuant to Attachment C and, upon satisfaction of the requirements set forth in (i), (ii) and (iii) above, Customer will be deemed to have met its obligation, and such conversion shall not constitute a breach hereunder. Notwithstanding anything contained herein to the contrary, a renewal of this Agreement under which Customer purchases PCS CDMA System Products from the date of renewal from Seller non-exclusively pursuant to Attachment C shall not result in any payment to Seller.
Notwithstanding anything to the contrary in the Agreement or any Attachment, Customer shall have the right to purchase or license the Products, Licensed Materials and/or Services set forth on Attachments B, I, J and L at the prices (including, without limitation, all discounts, credits and incentives) and terms set forth in the applicable Attachment, irrespective of whether Customer fails to purchase or license the PCS CDMA System Products exclusively from Seller.
1.5 PLANNING INFORMATION
     Customer shall provide to Seller non-binding, rolling, four-quarter forecasts of Customer’s expected annual purchases under this Agreement. Customer shall deliver to Seller an updated version of each such rolling, four-quarter forecast on or before the beginning of each calendar quarter during the Term of this Agreement. Customer will endeavor to make such forecast and each quarterly update thereto accurate to within plus or minus *** of Customer’s actual Purchase Orders for the applicable quarter and within plus or minus *** with respect to the next approaching quarter of each rolling, four-quarter forecast. If, for any particular quarter, Customer’s actual purchasing requirements exceed Customer’s most recent forecast for that quarter by more than ***, Seller will have no obligation to ***.
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     Furthermore, the Parties shall meet on a semi-annual basis, or as otherwise mutually agreed, to review product and software development plans and requirements. In addition, Seller shall update Customer as to Seller’s planned product and software developments and schedules, and Customer shall update Seller as to Customer’s desired future services and product and software requirements.
1.6 ORDERS
     All Purchase Orders submitted by Customer shall be deemed to incorporate and be subject to the terms and conditions of this Agreement unless otherwise agreed in writing.
     (a) General. All Purchase Orders, including electronic Purchase Orders, shall contain the information detailed below:
(i)	complete and correct ship to and bill to addresses;

(ii)	the quantity and type of Products, Licensed Materials and/or Services being ordered;

(iii)	the price or the appropriate pricing mechanism;

(iv)	the Customer-requested Delivery Date in accordance with the Standard Interval for the Product, Licensed Materials or Service being ordered. A non-Standard Interval must be mutually agreed to by the Parties;

(v)	the requested Turnover date in accordance with the Standard Interval for the Product, Licensed Materials or Service being ordered; and

(vi)	reference to this Agreement.
Upon acceptance of the Purchase Order by Seller, the Customer requested delivery date contained in the Purchase Order will be deemed to be the delivery date for purposes of the Purchase Order
No provision or data on any Purchase Order or contained in any documents attached to or referenced in any Purchase Order or in any subordinate document (such as shipping releases), shall be binding, except data necessary for Seller to fill the Purchase Order. All such other data and provisions are hereby rejected. Electronic Purchase Orders shall be binding on Customer notwithstanding the absence of a signature. Electronic Purchase Orders shall be subject to the Purchase Order acceptance confirmation procedures under this Section. Customer shall be provided a sample Purchase Order format in order to comply with the requirements herein.
Promptly following receipt thereof, Seller shall acknowledge the date of Purchase Order receipt either in writing or electronic data interface format. If a Purchase Order is deemed accepted as provided below, the date of the Purchase Order will be the Price Effective Date for purposes of this Agreement.
All Purchase Orders are subject to acceptance by Seller; provided, however, that if Seller does not accept Purchase Orders that: (1) are submitted in accordance with, and comply with, the terms and conditions of this Agreement (including, without limitation, the lead times set forth in Attachment H); (2) the quantities of Products, Software and Services ordered are within the parameters of the forecasts submitted by Customer pursuant to Section 1.5; and (3) Customer is
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sufficiently Creditworthy, and has not materially breached any of its material obligations under this Agreement, and Seller does not otherwise accept the Purchase Order for reasons other than a Force Majeure, Customer will be ***.
If receipt of a Purchase Order is acknowledged by Seller, if not sooner accepted or rejected in writing by Seller, Purchase Orders submitted for Products, Licensed Materials, and/or Services in accordance with the terms and conditions of this Agreement shall be deemed accepted within ten (10) days of Purchase Order receipt by Seller.
Notwithstanding anything to the contrary in this Agreement or any Attachment, Customer is not required and/or obligated to purchase or license any Product, Software, Licensed Material, PCS CDMA System Product, PCS System, Information, Related Documentation, Service, Know-How or any other product or service from Lucent under this Agreement except as set forth in a duly authorized, accepted Purchase Order.
     (b) Credit Worthiness. Seller reserves the right to place any Purchase Order on hold, delay shipment, suspend performance (in each case with respect to a Product, Licensed Material or Service not yet paid for by Customer) and/or reject a Purchase Order: (i) if Customer is not Creditworthy; or (ii) if Customer has materially breached any of its material obligations under this Agreement, but only until such time as the material breach has been cured. In the event that Seller places any Purchase Order(s) on hold, delays shipment, suspends performance and/or rejects a Purchase Order due to insufficient Creditworthiness, or due to Customer’s uncured material breach of this Agreement, the Parties promptly shall meet in an effort to resolve the matter, and the delivery and performance schedules under this Agreement shall be extended by the period of time required for Customer and Seller to mutually resolve the insufficient Creditworthiness or material breach. Notwithstanding the foregoing, if the Parties have not agreed on the resolution of any such matter within thirty (30) calendar days after Seller places a Purchase Order on hold, delays shipment, suspends performance and/or rejects a Purchase Order. Customer may, in addition to any other remedies available to it under this Agreement (i) cure all such material breaches of this Agreement, shall pay in full for all Products, Licensed Materials or Services ordered but not yet paid, and shall continue to pay in full for all Products, Licensed Materials and Services at the time of placing each subsequent Purchase Order, or (ii) ***.
After Customer’s auditors complete their audit of Customer’s 2004 financial statements, Customer shall submit to Seller upon request: (i) no later than 150 days after fiscal year end, Customer’s audited annual consolidated financial statements and their respective consolidated balance sheets and statements of operations, stockholders equity and cash flows for the fiscal year then ended prepared in accordance with GAAP by an independent accounting firm; and (ii) no later than 45 days after the end of each fiscal quarter, Customer’s consolidated financial
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statements for each of the first three fiscal quarters of the fiscal year and their respective consolidated balance sheets and statements of operations, stockholders equity and cash flow for the fiscal quarter then ended prepared in accordance with GAAP.
     (c)     Purchase Order Communications. Notwithstanding communications and notices addresses as set forth in Section 1.22, the Parties will route all communications relating to Purchase Orders as follows:
To Seller:
Lucent Technologies Inc.
***
Sales Support — Order Entry
82N160
800 North Point Parkway
Alpharetta, GA 30005
***
***
***
Lucent Technologies Inc.
***
Regional Sales Director, Major Accounts
***
***
***
To Customer:
MetroPCS Wireless, Inc.
8144 Walnut Hill Lane, Suite 800
Dallas, Texas 75231
Attn.: Senior Vice President and Chief Financial Officer
***
1.7CUSTOMER-INITIATED CHANGES
     (a)   General. Customer has the right to request expansions, other revisions and/or modifications to any Purchase Order (“Customer Changes”),including but not limited to, the Specifications, the manner of performance of the Services to be performed or the timing of the completion of Services to be provided under the Purchase Order. All Customer Changes shall be subject to the prior written consent of Seller, such consent not to be unreasonably withheld, conditioned or delayed. All Customer Changes shall be documented in a written change order in a form substantially similar to the form set forth in Attachment F (“Change Order”) and will be subject to the procedures set forth in Attachment F. Seller shall promptly notify Customer of any
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such requested Customer Changes which may materially affect the operation and/or maintenance of any PCS System or any part thereof.
     (b) Disputes. If the Parties cannot agree on a Change Order within fifteen (15) days following Customer’s submission of a Customer Change to Seller, the matter shall then be referred to dispute resolution pursuant to Section 1.35.
1.8 SELLER-INITIATED CHANGES
     (a) General. Seller has the right to request revisions and/or modifications to any Purchase Order (“Seller Changes”), including but not limited to, the Specifications, the manner of performance of the Services to be performed or the timing of the completion of the Services to be provided under the Purchase Order, if Customer has not performed its obligations under this Agreement beyond any applicable grace periods. All Seller Changes shall be subject to the prior written consent of Customer, such consent not to be unreasonably withheld, conditioned or delayed. All Seller Changes shall be documented in a Change Order and will be subject to the procedures set forth in Attachment F. Seller shall promptly notify Customer of any such requested Seller Changes which may materially affect the operation and/or maintenance of any PCS System or any part thereof.
     (b) Disputes. If the Parties cannot agree on a Change Order within fifteen (15) days following Seller’s submission of a Seller Change to Customer, the matter shall then be referred to dispute resolution pursuant to Section 1.35.
1.9 PRICES
     (a) General. Prices, fees, and charges (hereinafter “prices”) shall be as set forth in Seller’s Customer Price Lists, firm price quotations, specific agreements, or other prices submitted by Seller to Customer, as modified by and subject to the applicable terms of any Attachment to this Agreement that includes pricing information including, without limitation, Attachments A, C and J. The discounts and incentives referenced in Attachments A and C will remain in effect for the Term of the Agreement in accordance with the other terms and conditions thereof.
     (b) Customer Price List Pricing. In those cases where a price is to be determined from a Customer Price List, the applicable Customer Price List shall be that Customer Price List which is in effect on the Price Effective Date for the applicable Purchase Order, provided that the Guaranteed Delivery Date for the deliverables referenced in such Purchase Order is scheduled to occur within twelve (12) months of the Price Effective Date. If Customer submits a Purchase Order and the requested Guaranteed Delivery Date exceeds such twelve (12) month period, and Seller has on thirty (30) days prior written notice issued a revised Customer Price List to Customer prior to such Guaranteed Delivery Date, Customer shall have the right to cancel such Purchase Order without any penalty or liability or, at Customer’s request, the Parties will utilize the Change Order process hereunder to determine reasonable adjustments to the Purchase Order including, without limitation, prices payable by Customer under such Purchase Order.
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     (c) Other Pricing. In those cases where the price is not to be determined from a Customer Price List, a firm price quotation, or specific agreement, the applicable price (before applying the allowances available under this Agreement) will be Seller’s price in effect on the date of Seller’s receipt of the Purchase Order. Seller may amend its prices prior to the Price Effective Date, other than those subject to accepted Purchase Orders, firm price quotations or other agreements between the Parties, on thirty (30) days prior written notice.
     (d) ***
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1.10    INVOICES AND TERMS OF PAYMENT
     (a) Invoicing. Fees and charges for Products and Licensed Materials (including domestic transportation charges and taxes, if applicable) will be billed by Seller when shipped, or as soon thereafter as practicable. Services will be billed upon Seller’s notice of Installation Completion for installation Services and upon completion of any other non-recurring Services. ***. Customer shall pay invoiced amounts, less any disputed amounts, within thirty (30) days following the date of Seller’s invoice. Customer shall have the right to pay any amounts due Seller hereunder using Electronic Funds Transfer (“EFT”). ***. Payments which are undisputed and delinquent more than forty-five (45) days after the invoice date are subject to a late payment charge at the rate of *** per month, or portion thereof, of the undisputed amount due (but not to exceed the maximum lawful rate); provided, however, that: (i) the accrual of any late payment charges provided in this sentence shall not operate to waive or impede Customer’s right to dispute an invoice and/or payment at any time; and (ii) irrespective of when an invoice and/or payment is disputed, Customer shall not be liable for any late payment charges related to invoice disputes resolved in Customer’s favor. Invoices must describe the Products and Licensed Materials provided and Services performed, as applicable, and the amounts due and any applicable taxes and domestic transportation charges. Customer promptly shall pay any disputed items which are determined to be valid payments due to Seller pursuant to the dispute resolution process. Customer agrees to pay Seller’s reasonable attorneys’ fees and other reasonable costs incurred by Seller in collection of any undisputed amounts invoiced hereunder.
     (b) Payments to Subcontractors. Seller will pay each Subcontractor the amount to which each Subcontractor is entitled pursuant to such Subcontractor’s agreement with Seller, based on each Subcontractor’s portion of any Services. By appropriate agreement in each Subcontractor’s agreement with Seller, Seller will require such Subcontractor to make payments to sub-Subcontractors and materialmen in a similar manner. Customer shall have no obligations to pay any amount to which a Subcontractor may be entitled pursuant to its agreement with Seller including, without limitation, any indemnity, damage or penalty. Customer has no duty or obligation to ensure the payment of money to a Subcontractor, sub-Subcontractor, materialman or any other third party, any such payment being the obligation of Seller, and, subject to the process requirements set forth in Sections 1.28(a) (iii) (A), (B) and (C), Seller shall indemnify, defend and hold the Customer Indemnified Parties harmless from and against any such payment obligations, and from and against any payment dispute between Seller and any such third party including, without limitation, any dispute over Seller’s failure to pay monies owed to any such third party. The Parties hereby agree that Subcontractors, sub-Subcontractors, materialmen and
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any other third parties will not be deemed third party beneficiaries of this Agreement, including Customer’s obligations to pay Seller.
     (c) Disputed Invoices. If an invoiced amount is disputed in good faith by Customer then, until resolution of the dispute occurs pursuant to Section 1.35, Customer may suspend disputed payments and toll the running of time for default by paying the undisputed amount, if any, and sending a written statement of exceptions to Seller. All of Seller’s obligations shall continue unabated during the duration of the dispute resolution.
     (d) Allocation of Payments. Notwithstanding anything that may be contained herein to the contrary, Seller shall allocate all payments made by Customer to Seller under this Agreement to the satisfaction of those Purchase Orders identified by Customer with, or within thirty (30) days following, any payment to Seller. If Customer fails to identify the Purchase Order(s) to be satisfied by any payment within such thirty (30) day period, Seller may allocate the payment to the satisfaction of the oldest Purchase Order(s) for which Customer has not disputed its payment obligations.
1.11 DELIVERY AND INSTALLATION SCHEDULE
     (a) Site Preparation. Customer shall notify Seller when the PCS Site(s) for the Products described in any Purchase Order are ready for installation and Customer’s responsibilities under Article IV relating to such Sites have been performed or furnished by the date mutually agreed to by the Parties. Such date shall be determined by the Parties prior to Purchase Order acceptance. Seller shall have access to such Sites on and after the date of Seller’s receipt of such notification (the “Start Date”).
     (b) Schedules. The Parties agree to develop, by mutual agreement, delivery and installation schedules (all consistent with the Standard Intervals, unless otherwise agreed to by the Parties) under which Customer and Seller shall complete their respective obligations as required under this Agreement.
     (c) Delivery Delays Initiated by Customer. Upon written notice to Seller prior to the shipment date, Customer shall have the right to suspend or reschedule Delivery of Products and/or Licensed Materials not in excess of *** calendar days beyond the date originally scheduled for the Delivery thereof without additional payment or penalty to Seller of any kind whatsoever. If any Customer-requested Delivery suspension continues for *** calendar days beyond the originally scheduled Delivery Date for a Product and/or Licensed Materials. Customer shall either: (i) cancel the Purchase Order, in which case the terms of Section 1.18 shall apply; or (ii) authorize Seller to deliver the applicable Products and/or Licensed Materials to Customer.
     (d) Seller’s Delivery or Installation Delays. If Customer reasonably determines that Seller is likely to fail to meet a Standard Interval or other Delivery or installation deadline mutually agreed in writing, then in addition to any other rights and remedies that may be available to Customer, at no additional cost to Customer and at Customer’s request, Seller shall provide to Customer all necessary additional Seller personnel to accelerate performance as may
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be required or necessary to timely achieve the Delivery or installation deadline or, if Seller has already failed to meet one (1) or more Delivery or installation deadlines, complete the Delivery or installation deadline within a re-adjusted time frame established by Customer. *** Notwithstanding any of the foregoing. Seller shall not be obligated to provide additional personnel *** to Customer as provided in this Section if and to the extent that Seller’s failure to achieve a Delivery or installation deadline is caused by Customer’s failure to perform any material obligation that is a precondition to Seller’s ability to timely achieve such Delivery or installation deadline, provided that Seller previously communicated to Customer in writing: (i) Customer’s failure to perform such material obligation; and (ii) the fact that such failure might impact Seller’ ability to meet a Delivery or installation deadline.
1.12  TRANSPORTATION
     (a) General. Seller’s prices for Products and Licensed Materials do not include ordinary domestic freight charges or related domestic transportation services or charges therefor, including hauling, hoisting and warehousing, unless expressly stated in writing by Seller to the contrary. Seller, in accordance with its normal practices, will arrange for transportation for such items, will prepay transportation, if appropriate, and invoice transportation charges. If Customer elects to route Products and/or Licensed Materials or to arrange for transportation, Seller will provide related Services subject to a separate fee.
     (b) Premium Transportation. Premium domestic transportation will only be used only with Customer’s written concurrence. If premium transportation is used in order for Seller to meet a Guaranteed Delivery Date, the difference between the cost of ordinary transportation and premium transportation will be at Seller’s sole cost and expense.
1.13  PACKING, MARKING AND SHIPPING
     (a) General. Seller shall, at no additional charge, pack and mark shipping containers in accordance with its standard practices for domestic shipments. Where, in order to meet Customer’s requests, Seller packs and/or is required to mark shipping cartons in accordance with Customer’s specifications, Seller shall invoice Customer additional charges for such packing and/or marking.
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     (b) Packing Memorandum; Marking. Seller shall:
     (i) Enclose a packing memorandum with each shipment and, if the shipment contains more than one package, identify the package containing the memorandum; and
     (ii) Mark Products as practicable for identification in accordance with Seller’s marking specifications (e.g., model/serial number and month and year of manufacture).
     (c) Partial Shipments. Partial shipments of Products and Licensed Materials ordered under a Purchase Order may be made by Seller and separately invoiced, provided that the full order is received by the Guaranteed Delivery Date specified in the accepted Purchase Order, and provided further that the shipping costs to Customer shall not exceed the amount Customer would have been required to pay for a single shipment.
1.14 TITLE AND RISK OF LOSS
     (a) General. Title to a Product, and risk of loss and damage to a Product, Licensed Material, or other item furnished to Customer under this Agreement, shall pass from Seller to Customer upon Delivery to the Customer-designated destination established in the Purchase Order for the item. Delivery will be evidenced by signature of an employee, agent, Subcontractor orrepresentative of Customer on a receipt or bill of lading. Customer shall not unreasonably withhold, condition or delay Delivery or signature on such receipt or bill of lading. Customer shall be responsible for any additional reasonable and necessary out-of-pocket expenses relating to Customer’s unreasonably withholding, conditioning or delaying Delivery or signature on the receipt or bill of lading. Seller shall at all times remain responsible for damage or loss to Products and/or Licensed Materials caused by the employees, agents and/or representatives of Seller and/or its Subcontractors. Unless otherwise specified in a written quotation, Purchase Order or Attachment to this Agreement, and except with respect to Repair Parts and Products used to effect a repair or replacement, Seller represents and warrants to Customer that the Products and any components thereof are and shall be entirely new and free and clear of all liens, claims and encumbrances. Seller retains title to all Licensed Materials and all copies thereof. Seller represents and warrants to Customer that all Repair Parts are new, remanufactured, reconditioned,refurbished, or functionally equivalent and operate in accordance with the Specifications of the related parts and/or Products.
     (b) Claims. Customer shall notify Seller promptly of any claim with respect to a loss which occurs while Seller has the risk of loss and Seller shall notify Customer promptly of any claim with respect to a loss which occurs while Customer has the risk of loss. Both Parties shall cooperate in every reasonable way to facilitate the settlement of any claim. Nothing herein shall,during the period Seller has the risk of loss to an item, relieve Customer of responsibility for loss to the item resulting from the negligence of the employees, agents and/or representatives of Customer.
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1.15 COMPLIANCE WITH LAWS
The Parties shall comply with all Applicable Laws. Furthermore, except as specifically provided in this Agreement, each Party shall obtain and maintain, at its own expense, all Applicable Permits and pay all associated fees and expenses. Seller shall be responsible for ensuring that its Subcontractors, if any, comply with all Applicable Laws, and obtain and maintain all Applicable Permits.
1.16 TAXES
     (a) General. Customer shall be liable for, and shall reimburse Seller for, all taxes and related charges, however designated, (excluding taxes on Seller’s net income) imposed upon or arising from Seller’s provision of Services, or the transfer, sale, license, or use of Products, Licensed Materials, or other items provided by Seller pursuant to Purchase Orders submitted by Customer. Taxes reimbursable under this paragraph shall be separately listed on the invoice. If Customer pays any taxes for which Seller is either reimbursed or receives a credit from the applicable taxing authority, then Seller shall reimburse Customer an amount equal to such credit or reimbursement within five (5) Business Days following receipt of such reimbursement or credit.
     (b) Exemptions. Seller shall not collect otherwise applicable taxes if the front of any Purchase Order indicates that the purchase is exempt from Seller’s collection of such taxes and a valid tax exemption certificate is furnished by Customer to Seller.
     (c) Protested Taxes. Seller shall promptly notify Customer in writing of: (i) any Tax Assessment by a state or local taxing authority; and (ii) any decision with respect to a Tax Assessment which has been appealed or protested; provided, however, that Seller shall in all instances give Customer notice of such event no later than ten (10) days prior to the date by which a response, protest, contest, or other appeal of such Tax Assessment must be filed. In the first instance, Seller shall have the exclusive right to contest any Tax Assessment at its own expense. In the event that all or any portion of a Tax Assessment must be paid in order to contest the imposition of any such Tax Assessment in connection with a contest that Seller elects to pursue, or to avoid the existence of a lien on the assets of Seller during the pendency of such contest, Seller shall be responsible for such payment and shall be entitled to the benefit of any refund or recovery. Customer shall pay all valid final and non-appealable Tax Assessments (or reimburse Seller in the event Seller pays any or all valid final and non-appealable Tax Assessments) upon presentation by Seller of proof of a valid final and non-appealable Tax Assessment. A “valid final and non-appealable Tax Assessment” shall mean one that is issued by a state or local taxing authority in accordance with the applicable law and which is not subject to any further administrative or judicial review and all times for appeal, reconsideration, or requests for reassessment have run without an appeal, reconsideration, or request for reassessment having been taken. In the event Seller elects not to contest a Tax Assessment, Seller must either: (iii) waive its right to reimbursement from Customer for that Tax Assessment in which event Customer shall have no right to contest the Tax Assessment and Customer shall have no liability for such Tax Assessment; or (iv) promptly notify Customer that it is: (A) not responding, protesting, contesting, or appealing the Tax Assessment: and (B) seeking reimbursement for the Tax Assessment as if it were a valid final and non-appealable Tax
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Assessment which notice shall set forth the legal and/or factual basis for not contesting the Tax Assessment along with a copy of the Tax Assessment; provided, however, that Seller shall in all instances give Customer notice of such decision to not protest, contest or appeal such Tax Assessment no later than ten (10) days prior to the date by which a response, contest, protest or other appeal of such Tax Assessment must be filed; provided, further, that Seller may not elect option (iv) (e.g., to notify Customer and not protest, contest, or appeal a Tax Assessment) unless Seller has a good faith belief that there is no reasonable basis in law or fact for a contest, protest, or appeal of such Tax Assessment; provided, finally, that in the event that Seller elects option (iv) and fails to notify Customer in time to allow Customer to file a response, protest, or contest, Seller shall be deemed to have waived its right to seek reimbursement from Customer for that Tax Assessment. In the instance Seller notifies Customer that it is not contesting the Tax Assessment, Customer may elect, at it sole discretion, to pursue the contest of the Tax Assessment in good faith, at its own expense, or to pay to Seller the Tax Assessment. In the event Customer elects to contest a Tax Assessment and, further, in the event that all or a portion of a Tax Assessment must be paid in order to contest the imposition of any such Tax Assessment or to avoid the existence of a lien on the assets of Seller during the pendency of such contest, Customer shall be responsible for such payment. In the event that any such contest must be pursued in the name of Seller, Seller shall permit Customer to pursue and control the contest in the name of Seller, and Seller shall have the opportunity to participate fully in the preparation of such contest at its own expense. In any contest of a Tax Assessment, the Party bringing the protest shall promptly furnish the other Party with notice of the pending proceeding, copies of all filings in any proceeding, protest, contest, or legal challenge, all rulings issued in connection therewith, all correspondence between such Party and the state or local taxing authority, the final resolution thereof, and any action therein that would affect Seller’s obligation to collect and remit, and the Party bringing the contest shall allow the other Party to participate in such contest with its own counsel at its own expense.
1.17 TRAINING
Seller will make available Seller’s standard training for Customer’s personnel in the planning for, operation and maintenance of Products and Software furnished hereunder in accordance with the terms set forth in Attachment B.
1.18 TERMINATION OF ORDERS FOR CONVENIENCE
Customer may, upon written notice to Seller, terminate any Seller-accepted Purchase Order or portion thereof, except with respect to Products or Licensed Materials that have already been shipped and Services that have already been performed.
Upon any such termination or cancellation, for those Products not shipped but considered stock items, Customer agrees that it will pay Seller a cancellation fee equal to *** of the price or license fee for such items (determined as of the Price Effective Date). ***
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For those Products and Licensed Materials not shipped and considered customized or non-stock items, Customer agrees to pay a cancellation fee based upon Seller’s engineering fees, reasonably incurred out-of-pocket expenses (after adjustment for recoveries and/or salvage value, if any) plus *** but in no case more than ***, unless otherwise agreed to by Customer and Seller.
1.19 TERMINATION FOR BREACH
     (a) Customer Events of Default. Seller shall have the right to terminate this Agreement in its entirety and/or terminate affected Purchase Orders only without any penalty or payment obligation (subject to subsections 1.19(c) and 1.19(f) below) upon the occurrence and during the continuance of any of the following events, each of which shall constitute a material breach of this Agreement by Customer (each, a “Customer Event of Default”):
     (i) Customer: (A) files a voluntary petition in bankruptcy or has an involuntary petition in bankruptcy filed against it that is not dismissed within sixty (60) days of such involuntary filing, (B) admits the material allegations of any petition in bankruptcy filed against it, (C) is adjudged bankrupt, (D) is unable generally to pay its debts as they mature, (E) makes a general assignment for the benefit of its creditors, or has a receiver appointed for all or a substantial portion of its assets that is not discharged within sixty (60) days after such appointment, or (F) commences any proceeding for relief from its creditors in any court under any state insolvency statutes; or
     (ii) Customer assigns performance of its obligations other than as permitted under this Agreement; or
     (iii) Customer fails to timely pay any undisputed amount owed to Seller, provided that such failure is not cured within thirty (30) calendar days following Customer’s receipt of written notice from Seller requiring it to do so; or
     (iv) Customer materially breaches any other obligation under this Agreement, provided that such material breach is not cured, or if the material breach is incurable, substantial progress toward a cure has not been made, within thirty (30) calendar days following Customer’s receipt of written notice from Seller requiring it to do so.
     (b) Seller Events of Default. Customer shall have the right to terminate this Agreement in its entirety and/or terminate affected Purchase Orders only without any penalty or payment obligation (subject to subsections 1.19(c) and 1.19(f) below) upon the occurrence and during the continuance of any of the following events, each of which shall constitute a material breach of this Agreement by Seller (each, a “Seller Event of Default”) :
     (i) Seller, upon written notification and a period of thirty (30) days, fails to fulfill its obligations with respect to the satisfaction, discharge or bonding of liens as set forth herein; or
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     (ii) Seller misses a Guaranteed Delivery Date as specified in an accepted Purchase Order by more than *** beyond the Standard Interval for any Products or Licensed Materials; provided that such failure to achieve such date was not caused by: (a) a Force Majeure event; and/or (b) Customer’s failure to perform any material obligation that was a pre-condition to Seller’s ability to timely achieve such Guaranteed Delivery Date, in which event, Seller will be entitled to an extension of the Guaranteed Delivery Date equal to the period of Customer’s delay plus, pursuant to Section 4.6 hereof, a commercially reasonable time thereafter; or
     (iii) Seller materially breaches any service, support or maintenance services obligation, provided that such material breach is not cured within thirty (30) calendar days (or any longer cure period that may be set forth in a specific Section of this Agreement, as applicable) following Seller’s receipt of written notice from Customer requiring it to do so; or
     (iv) Seller materially breaches any representation or warranty set forth in this Agreement, provided that such material breach is not cured within thirty (30) calendar days (or any longer cure period that may be set forth in a specific Section of this Agreement, as applicable) following Seller’s receipt of written notice from Customer requiring it to do so; or
     (v) Seller fails to maintain insurance coverage as specified in Section 1.41, provided that such failure is not cured within thirty (30) calendar days following Seller’s receipt of written notice from Customer requiring it to do so; or
     (vi) Seller: (A) files a voluntary petition in bankruptcy or has an involuntary petition in bankruptcy filed against it that is not dismissed within sixty (60) days of such involuntary filing, (B) admits the material allegations of any petition in bankruptcy filed against it, (C) is adjudged bankrupt, (D) is unable generally to pay its debts as they mature, (E) makes a general assignment for the benefit of its creditors, or has a receiver appointed for all or a substantial portion of its assets that is not discharged within sixty (60) days after such appointment, or (F) commences any proceeding for relief from its creditors in any court under any state insolvency statutes; or
     (vii) Seller disregards or violates any Applicable Laws or Applicable Permits which have a material adverse effect on the business, financial condition or operations of Customer; or
     (viii) Seller assigns performance of its obligations other than as permitted under this Agreement; or
     (ix) Seller materially breaches any other obligation under this Agreement, provided that such material breach is not cured, or if the material breach is incurable, substantial progress toward a cure has not been made, within thirty (30) calendar days following Seller’s receipt of written notice from Customer requiring it to do so.
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     (c) Effect of Termination. If either Party terminates this Agreement and/or affected Purchase Orders, both Parties will be responsible for performing their respective obligations under this Agreement up through the date of termination (and thereafter to the extent this Agreement and/or non-terminated Purchase Orders remain in effect following such termination). In any event, Seller’s obligations hereunder with respect to Products already delivered, installed and not returned, and Customer’s obligations with respect to payments for Products not returned, shall continue in full force and effect.
     (d) Seller’s Remedies. Without limiting any other rights and remedies that may then be available to Seller, upon the occurrence of a Customer Event of Default, subject to Customer’s rights under Section 1.19(f), Seller shall be entitled to:
     (i) Subject to the terms of Section 1.25, seek to recover damages from Customer; and/or
     (ii) If applicable, seek to obtain the additional rights and remedies set forth in Section 1.19(g); and/or
     (iii) If permitted under Section 3.9. terminate affected Software licenses.
***
     (e) Customer’s Remedies. Without limiting any other rights and remedies that may then be available to Customer, upon the occurrence of a Seller Event of Default, Customer shall be entitled to:
     (i) Subject to the terms of Section 1.25, seek to recover damages from Seller; and/or
     (ii) Receive a full refund of all amounts paid to Seller with respect to terminated Purchase Orders, which refund shall be paid by Seller to Customer within fourteen (14) calendar days following Seller’s receipt of Customer’s demand for such refund; and/or
     (iii) Receive a full refund of all pre-paid but unearned amounts paid to Seller (such as, by way of example and not of limitation, pre-paid support or maintenance fees), which refund shall be paid by Seller to Customer within fourteen (14) calendar days following Seller’s receipt of Customer’s demand for such refund; and/or
     (iv) If applicable, obtain the additional remedies described in Section 1.19(f); and/or
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     (v) If applicable, seek to obtain the additional rights and remedies set forth in Section 1.19(g).
     (f) Transition. Upon a complete or partial termination of this Agreement and/or a Purchase Order for any reason, provided such termination results in the termination of Customer’s right to use Products or Licensed Materials acquired hereunder or thereunder as provided in Section 3.9, Customer shall have the option, for up to *** (the “Transition Period”), to continue to use the applicable Product or Licensed Materials, or any portion thereof, for the purposes set forth herein and upon the terms and conditions set forth herein, ***. During such Transition Period, Seller shall make available to Customer (subject to a written agreement) all support and maintenance services and all other Services necessary for an orderly transition of the Product or Licensed Materials. If this Agreement and/or a Purchase Order is completely or partially terminated, the Services provided by Seller during the Transition Period shall be provided at the prices and on the terms and conditions then in effect on the termination date except that Customer shall be relieved of any exclusivity commitment.
     (g) Remedies Cumulative. Unless this Agreement expressly provides that a remedy is the “sole and exclusive” remedy, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies that may be available at law or in equity.
     (h) Equitable Relief. Notwithstanding anything contained in this Agreement to the contrary, the Parties shall be entitled to seek injunctive or other equitable relief whenever the facts or circumstances would permit a Party to seek such equitable relief in a court of competent jurisdiction.
1.20 PATENTS, TRADEMARKS AND COPYRIGHTS
     (a) Infringement Claims. In the event of any notice, charge, demand, complaint, claim, action, proceeding or suit by a third party against any Customer Indemnified Party alleging: (i)(A) infringement *** of any intellectual property rights of a Third Party, including but not limited to, any patent, copyright or trademark; or (ii) that any Customer Indemnified Party is required to obtain a license under any intellectual property rights of a Third Party (including but not limited to, any patent, copyright or trademark) to exercise any rights granted by Seller under this Agreement; or (iii) a misappropriation, conflict or other violation of any intellectual property rights of a Third Party, including but not limited to, any trade secret or other proprietary right, by reason of: (1) the Use, purchase, offer to sell, reproduction, and/or sale, all of the foregoing in accordance with this Agreement by, or the exercise of any rights granted by Seller hereunder to, Customer, its Affiliates, Designated Entities, their customers and/or Authorized Users of any *** Products, Software, Licensed Materials, Information, Know-How and/or Specifications; and/or (2) the exercise of any rights granted by Seller hereunder to Customer, its Affiliates, their customer and/or Authorized Users, including, but not limited to, the rights granted in Sections 1.21, 1.27, 2.6, 3.2, 3.3, and 3.6; (3) the performance of any Services by or on behalf of Seller and/or any
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Customer Indemnified Party under this Agreement; (each, an “Infringement Claim”), Seller, at its expense, will indemnify, defend and hold harmless Customer and its Affiliates, and their respective directors, officers, employees, *** representatives, agents, *** (collectively, the “Customer Indemnified Parties”) from and against any and all losses, liabilities, suits, damages and claims (including reasonable attorneys’ fees) arising out of any such Infringement Claim, subject to the conditions and exceptions stated below. Without Customer’s prior written consent, Seller will not agree to any settlement or any compromise that does not provide a full and complete release of the Customer Indemnified Parties from any and all liability with respect to such Infringement Claim. If the terms of such a proposed settlement would require a Customer Indemnified Party to take any action (including, without limitation, to pay money damages that will not be paid in full by Seller, or to refrain from taking any action), Seller shall obtain Customer’s prior written consent to those terms of the settlement.
     Customer shall have the right, at its expense, to employ separate counsel to participate in the defense of an Infringement Claim on behalf of any Customer Indemnified Party.
     (b) Injunctions. If use of any Products and/or Licensed Materials by Customer and/or its Affiliates is enjoined or in Seller’s opinion is likely to be enjoined or subject to an Infringement Claim, Seller, at its expense and at Seller’s option (following consultation with Customer), will either: (i) replace such Product or Licensed Materials with a substitute product and/or licensed materials that have substantially the same Form, Fit, Function and performance capabilities but that are free of any infringement; (ii) modify such Product or Licensed Materials so that they will be free of the infringement while retaining substantially the same Form, Fit, Function and performance capabilities; or (iii) procure for Customer a license or other right to use such Products and/or Licensed Materials. If, after exercising its best efforts, none of the foregoing options can be implemented by Seller within a reasonable period of time, Seller shall, at its sole cost and expense, accept return of the Products and/or Licensed Materials that are the subject of such injunction and: (A) exercises its best efforts to procure for Customer a transitional period of continued use of such Products and/or Licensed Materials as provided in Section 1.19(f) but, in any event makes available to Customer the other transition services described therein; and (B) promptly refunds to Customer any amounts paid to Seller for the affected Products and/or Licensed Materials, ***.
     (c) Notice and Cooperation. Customer shall give Seller prompt notice of all Infringement Claims, and Seller shall have full and, subject to the restrictions set forth in subsection (a) above, complete authority to assume the sole defense of them, including appeals, and to settle them. Customer shall, upon Seller’s request and at Seller’s expense, furnish all information and assistance reasonably available to Customer and cooperate in every reasonable way to facilitate the defense and settlement of any Infringement Claim.
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     (d) Exclusions. Seller shall not be responsible or liable for any Infringement Claim to the extent that it: (i) arises from adherence to design modifications, specifications, drawings, or written instructions which Seller is directed by Customer to follow; or (ii) arises from adherence to instructions to apply Customer’s trademark, trade name or other company identification; or (iii) resides in a product or licensed materials which are not of Seller’s origin and which are furnished by Customer to Seller for use under this Agreement; (iv) relates to a modification made by Customer of any Product or Licensed Materials not authorized, permitted or directed by Seller; or (v) relates to uses of any Product or Licensed Materials provided by Seller in combination with any other item not furnished, recommended in writing or otherwise approved in writing directly by Seller, or (vi) relates to Customer Indemnified Party’s continued infringement after (a) Seller has notified Customer in writing that a Product or Licensed Material or service may infringe the intellectual property rights of a Third Party, (b) Seller has agreed to indemnify Customer for any such infringement, (c) Seller has provided to Customer the remedies set forth in paragraph (b) of this Section, and (d) Customer Indemnified Party has failed to implement or allow Seller to implement the remedies provided in subsection 1.20(b). In the foregoing cases numbered (i) through (vi), Customer will indemnify, defend and save Seller harmless, subject to the same terms and conditions and exceptions stated above with respect to Seller’s rights and obligations under this Section.
     (e) Remedies. The liability of Seller and Customer with respect to any and all claims, actions, proceedings or suits by third parties alleging infringement of patents, trademarks or copyrights or violation of trade secrets or proprietary rights because of, or in connection with, any Products or Licensed Materials furnished under this Agreement, shall be limited to the specific undertakings in this Section.
1.21 USE OF INFORMATION
     (a) Use and Disclosure Restrictions. All Information including, without limitation. Information which bears a legend or notice restricting its use, copying or dissemination, shall remain the property of the furnishing Party. Such Information shall: (i) not be reproduced or copied, in whole or part, except for use as authorized in this Agreement; and (ii) together with any full or partial copies thereof, be returned or destroyed when no longer needed. Moreover, when Seller is the receiving Party, Seller shall use such Information only for the purpose of performing under this Agreement, and when Customer is the receiving Party, Customer shall use such Information only: (iii) to order Products, Licensed Materials and/or Services; (iv) to evaluate Products, Licensed Materials and/or Services; and (v) to install, operate, and maintain the particular Products or Software for which it was originally furnished. The foregoing use restrictions set forth in this Section 1.21 shall not apply to Information that: (vi) is or hereafter becomes, through no act or failure to act on the receiving Party’s part, generally known in the relevant industry; or (vii) is furnished to the receiving Party by a third party as a matter of right without restriction on disclosure; or (viii) is independently developed by the receiving Party or a third party without use of or reference to the disclosing Party’s Information. Unless the furnishing Party consents in writing, such Information, except for that part, if any, which is known to the receiving Party by way of subsections (vi) through (viii) above, shall be held in confidence by the
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receiving Party using the same degree of care as such Party uses for its own Information of similar importance, but in no event using less than reasonable care. The receiving Party may disclose the furnishing Party’s Information as provided in subsection (c) below. ***.
     (b) Survival. The provisions of this Section 1.21 shall survive the expiration or termination of this Agreement for a period of ***. Each Party agrees and acknowledges that money damages would not be sufficient to remedy any breach of this Section 1.21, and that the aggrieved Party shall be entitled to seek specific performance and injunctive relief as remedies for such breach or any threatened breach of this Section. Such remedies shall not be deemed the exclusive remedies for a breach of this Section 1.21 by a Party but shall be in addition to all remedies available at law or in equity to such Party, including recovery of damages from the breaching Party. For purposes of this Section, the term “Party” shall also include Affiliates of the Party.
     (c) Permitted Disclosures. A Party shall be entitled to disclose the terms and conditions of this Agreement and any Information acquired by it under or pursuant to this Agreement without the prior consent of another Party to the following Persons; provided that, to the extent the disclosure will be made to any third party, such third party must be bound by obligations of confidentiality that are substantially similar to the obligations set forth in this Section 1.21:
     (i) to any Affiliate (in the case of Seller), or to any Authorized User (in the case of Customer) of such Party, and to the investors, directors, officers, employees, financial advisors, attorneys, contractors, agents and representatives of such Party and its Affiliates who have a legitimate need to see such Information;
     (ii) to any outside consultants or advisers engaged by or on behalf of such Party in connection with the construction, financing, operation or transfer of the PCS Systems, and acting in that capacity, provided that such consultants or advisers are not engaged in a business substantially similar to the primary business of the furnishing Party;
     (iii) to its existing or potential lenders, and to any potential assignees, potential purchasers of, or potential investors in, such Party;
     (iv) to the extent required by law or regulation (including, without limitation, by the Securities and Exchange Commission and/or any stock exchange) or pursuant to an order of any court of competent jurisdiction, provided that, in the case of a court order or request from a regulatory agency, the receiving Party promptly shall inform the furnishing Party prior to such disclosure (if possible under the circumstances) to enable the furnishing Party to seek a protective order or other adequate assurance that this Agreement and any data or information (including Information) will be withheld from the public record or, to
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the extent the furnishing Party does not have standing to object to the disclosure, the receiving Party will take all reasonably necessary actions, at the furnishing Party’s written request and expense, to seek such a protective order or other such adequate assurances, or a redaction of highly sensitive Information; or
     (v) to any insurer under a policy of insurance purchased by a Party in connection with, in whole or in part, its obligations under this Agreement.
1.22 NOTICES
Except as otherwise set forth herein, all notices required or permitted to be given under this Agreement shall be in writing and shall be addressed to the addresses set forth below or to such other address as either Party may designate by notice pursuant hereto and shall be: (a) delivered personally; (b) sent by certified mail (return receipt requested); (c) sent by a recognized overnight mail or courier service with delivery receipt required; or (d) sent by confirmed facsimile transfer. Such notices shall be deemed to have been given when received at the addresses set forth below.

To Seller:	Lucent Technologies Inc. 2400 Dallas Parkway, Suite 505 Plano, Texas 75093 *** ***

Copy To:	Lucent Technologies Inc. 67 Whippany Road, 15C-413 Whippany, New Jersey 07981 *** ***

To Customer:	MetroPCS, Inc. 8144 Walnut Hill Lane, Suite 800 Dallas, Texas 75231 Attn.: Chief Technical Officer ***

Copy To:	MetroPCS, Inc. 8144 Walnut Hill Lane, Suite 800 Dallas, Texas 75231 Attn.: Legal Department ***
1.23 RIGHT OF ACCESS
     (a) General. Each Party shall provide the other access to its facilities as reasonably required in connection with the performance of the respective obligations under this Agreement. No charge shall be made for such access. Reasonable prior notification will be given when access
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is required. Seller shall coordinate any access with Customer’s designated representative prior to visiting any Site. Customer shall obtain for Seller’s and its Subcontractor’s employees any necessary identification and clearance credentials to enable Seller and its Subcontractors to have access to the Site. Upon receipt of Site rules from Customer, Seller agrees to cause its employees and Subcontractors to comply with all Site rules while on Customer’s Site. The employees and Subcontractors of Seller shall, while on Customer’s premises, comply with all Site rules and guidelines including, but not limited to, Applicable Laws. Neither Party shall require waivers or releases of any personal rights in connection with visits to its premises, and no such releases or waivers shall be pleaded by either Party in any action or proceeding.
     (b) Site Rules. To the extent that Customer does not own a Site, upon receipt of the Site rules from Customer, Seller’s obligations to adhere to Site rules and guidelines shall include, without limitation, those rules and guidelines required by Customer, its Affiliates, a Designated Entity and/or any landlord and/or the property manager having care and control of such Site.
     (c) No Interference. Seller shall install all Products and perform the Services so as to cause no unauthorized interference with, or obstruction of, lands and thoroughfares or rights of way on or near which the installation work is to be performed. Seller shall exercise every reasonable safeguard to avoid damaging existing facilities, and if repairs or new construction are required in order to replace facilities damaged by Seller, such repairs or new construction shall be at Seller’s sole cost and expense, ***. Seller understands that many of the Sites may be co-located with other RF transmission facilities, and Seller shall take all necessary precautions and safety measures to ensure the safety of all of the personnel of Seller and its Subcontractors at such Sites. Customer shall use its reasonable best efforts to ensure that no other third parties employed or engaged by Customer hinder or delay Seller in the performance of its obligations hereunder, including the provision of Services.
1.24 INDEPENDENT CONTRACTOR
All work performed by a Party under this Agreement shall be performed as an independent contractor and not as an agent of the other, and no personnel furnished by the performing Party shall be considered the employees or agents of the other. The performing Party shall be responsible for its employees’ and contractors’ compliance with all Applicable Laws while performing work under this Agreement.
1.25 LIMITATIONS ON REMEDIES
     (a) Cap on Direct Damages. Except for claims arising out of or relating to: ***, in no event shall the aggregate, cumulative liability of a Party and its Affiliates to the other Party and its Affiliates for any and all claims, losses, damages, and expenses arising out of or relating to this Agreement, exceed ***
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***.
     (b) Disclaimer of Non-Direct Damages. EXCEPT FOR CLAIMS ARISING OUT OF OR RELATING TO *** NEITHER PARTY NOR ITS AFFILIATES AND/OR ITS RESPECTIVE EMPLOYEES AND AGENTS, SHALL BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL AND/OR CONSEQUENTIAL DAMAGE OR LOST PROFITS, REVENUES OR SAVINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE USE OR PERFORMANCE OF ANY PRODUCT OR LICENSED MATERIALS, WHETHER IN AN ACTION FOR OR ARISING OUT OF BREACH OF CONTRACT, TORT, INCLUDING NEGLIGENCE, OR STRICT LIABILITY. THIS SECTION 1.25(b) SHALL SURVIVE FAILURE OF AN EXCLUSIVE OR LIMITED REMEDY.
     (c) Notice of Claims. Each Party shall endeavor to give the other Party prompt notice of any claim. Any action or proceeding by one Party against the other Party must be brought within the appropriate limitations period prescribed by Applicable Law.
1.26 FORCE MAJEURE
     (a) General. Except with respect to Customer’s obligation to make timely payments under this Agreement, neither Party shall be held responsible for any delay or failure of performance to the extent that such delay or failure is caused by a Force Majeure, but only if, and to the extent:
     (i) such circumstance is not within the reasonable control of the Party affected; and
     (ii) such circumstance, despite the exercise of reasonable, diligent efforts and pursuit of reasonable, alternative measures, cannot be prevented, avoided or removed by such Party; and
     (iii) such event materially adversely affects (in cost and/or time) the ability of the affected Party to fulfill its obligations tinder this Agreement.
     (b) Obligations Upon Occurrence of Force Majeure. The Party claiming the benefit of excusable delay hereunder shall: (i) promptly notify the other Party of the circumstances creating the failure or delay and provide a statement of the impact on such Party of the Force Majeure event; and (ii) use all reasonable efforts to avoid or remove the effects of the Force Majeure event. If a Force Majeure event prevents Seller from performing its obligations under this Agreement for a period exceeding thirty (30) days, upon written notice to Seller, Customer shall have the right to cancel without penalty or further obligation to Seller any affected Purchase Orders and/or contract with another supplier for any products, licensed materials and services that Seller is unable to provide or perform pursuant to such Purchase Orders, regardless of any exclusivity provision, if any, that may be contained in this Agreement. If an event of Force Majeure prevents
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Seller from performing its obligations under this Agreement for a period exceeding ***, Customer may, upon prior written notice to Seller, terminate this Agreement.
     (c) Change Orders. Subject to Customer’s rights under Section 1.26(b), which shall prevail over any contrary terms in this subsection (c), upon the occurrence of a Force Majeure event from which the affected Party has used all best efforts to recover, at the written request of the affected Party in accordance with Sections 1.7 or 1.8, as applicable, the other Party shall in good faith negotiate a Change Order, to the extent reasonable and necessary, to address scheduling and other performance issues impacted by such Force Majeure event.
1.27 ASSIGNMENT
     (a) General. Except as provided in this Section, neither Party shall assign this Agreement or any right or interest under this Agreement, nor delegate any Services or other obligation to be performed under this Agreement (each, an “Assignment”) without the other Party’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. At the non-assigning Party’s option, any attempted Assignment in contravention of this Agreement shall be void and ineffective.
     (b) Customer’s Assignments. Upon: (i) Seller’s acceptance of any Assignment by Customer pursuant to this Section 1.27, where such acceptance is required; and (ii) the assignee’s assumption of all of Customer’s duties under this Agreement (including, without limitation, indemnities, warranties and other obligations) as evidenced in a writing in form and substance reasonably satisfactory to Seller; and (iii) the payment in full of all undisputed amounts due and owing by Customer under this Agreement at the time of Assignment, Customer shall be released and discharged, to the extent of the Assignment and full performance prior to assignment of all obligations not assigned to Customer’s assignee, from all further duties and obligations hereunder.
     (c) Seller’s Assignments. Upon: (i) Customer’s acceptance of any Assignment by Seller pursuant to this Section 1.27, where such acceptance is required; and (ii) the assignee’s assumption of all of Seller’s duties (including, without limitation, those duties for which Seller has been paid directly) under this Agreement (including, without limitation, indemnities, warranties and other obligations) as evidenced in a writing in form and substance reasonably satisfactory to Customer; and (iii) the payment in full of all undisputed amounts (including, without limitation, applicable credits) due and owing by Seller under this Agreement at the time of Assignment. Seller shall be released and discharged, to the extent of the Assignment and full performance prior to assignment of all obligations not assigned to Seller’s assignee, from all further duties and obligations hereunder.
     (d) Customer’s Collateral Assignment. Without Seller’s consent, Customer shall have the right to collaterally assign its rights hereunder for security purposes (including, without limitation, all licenses with respect to the Licensed Materials) to any or all lenders providing financing for any part of a PCS System, provided that such assignment does not amend or modify any of Customer’s obligations hereunder or any of Seller’s rights or obligations under this Agreement.
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     (e) Assignment to Affiliates. Notwithstanding the foregoing, each Party shall have the right to assign this Agreement and to assign its rights and delegate its duties under this Agreement, in whole or in part, at any time and without the other Party’s prior written consent, to any present or future Affiliate of the assigning Party, provided such assignee entity has sufficient resources and capitalization in the non-assigning Party’s reasonable opinion to undertake the assigning Party’s obligations contained in this Agreement. The assigning Party under this Section shall give the non-assigning Party prompt written notice of the Assignment. For purposes of this Section, the term “Agreement” includes this Agreement, any subordinate agreement placed under this Agreement and any Purchase Order placed under this Agreement or subordinate agreement.
     (f) Assignment in Connection with Sale of Business. Notwithstanding the foregoing and subject to the conditions of this paragraph, each Party shall have the right to assign this Agreement, including all of its rights and obligations under this Agreement, at any time and without the other Party’s prior written consent, to a successor in interest in connection with that Party’s sale of all, or substantially all, of its assets or stock or in connection with a merger, consolidation or change of control. As conditions to the preceding sentence: (i) the assigning Party under this Section shall give the non-assigning Party prompt written notice in advance of the Assignment; (ii) the assignee shall execute an assumption of the assigning Party’s duties under this Agreement (including, without limitation, indemnities, warranties and other obligations) as evidenced in a writing in form and substance reasonably satisfactory to the non-assigning Party; and (iii) the assignee shall not be engaged in a business substantially similar to the primary business of the non-assigning Party. For purposes of this Section, the term “Agreement” includes this Agreement, any subordinate agreement placed under this Agreement and any Purchase Order placed under this Agreement or subordinate agreement.
     (g) Assignment of Third Party Software. Notwithstanding anything in this Section 1.27 to the contrary, Customer may not assign any rights or interest in any third party software licensed by Seller to Customer under this Agreement to the extent that Seller is not able to license such third party software to Customer with rights of assignment. Seller shall, to the extent possible, license all third party software licensed by Seller to Customer under this Agreement granting Customer rights of assignment. To the extent that Seller is not able to license Customer any third party software minimally granting Customer the rights to assignment set forth in subsections (a) through (f), Seller shall clearly identify any limitations on assignment rights in the applicable Purchase Order or applicable Attachment to this Agreement.
1.28 GENERAL INDEMNITIES
     (a) General. Each Party (the “Indemnifying Party”) shall indemnify, defend and hold harmless the other Party and such other Party’s Affiliates, and their respective directors, officers, employees, agents, Subcontractors, representatives, successors and assigns (collectively for purposes of this Section 1.28, the “Indemnified Party”), from and against any Liabilities (including reasonable attorney’s fees) incurred by the Indemnified Party because of a suit, claim or demand of a third party or third parties for: ***
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***
     (b) Indemnity Incorrectly Provided. ***
1.29 PUBLICITY
In accordance with Attachment K, each Party shall submit to the other Party a proposed copy of all Advertising wherein the name, trademark or service mark of the other Party or its Affiliates is mentioned, and neither Party shall publish or use such Advertising without the other’s prior written approval, which approval shall be granted in accordance with Attachment K.
1.30 APPLICABLE LAW
The laws of the State of Delaware (without regard to its conflicts of laws principles to the extent they would refer to and/or apply the laws of another jurisdiction) shall govern all matters arising out of or relating to this Agreement, including, without limitation, its interpretation, construction, performance and enforcement, and any and all of the Parties’ rights, remedies, liabilities, powers and duties. Any Party bringing a legal action or proceeding against any other Party arising out of or relating to this Agreement may (but shall not be required) bring the legal action or proceeding in the United States District Court for the District of Delaware or in any court of the State of
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Delaware sitting in the city of Dover. Each Party submits to the nonexclusive jurisdiction of the United States District Court for the District of Delaware and its appellate courts, and any court of the State of Delaware sitting in Dover and its appellate courts, for the purposes of legal actions and proceedings arising out of or relating to this Agreement.
1.31 SURVIVAL OF OBLIGATIONS
The Parties’ rights and obligations which, by their nature, reasonably should be assumed to continue beyond the termination, cancellation, or expiration of this Agreement, including, without limitation, those set forth in Sections 1.1, 1.2(b), 1.10,1.16, 1.19, 1.20, 1.21, 1.25, 1.28,1.30,1.31, 1.32, 1.35, 1.36, 2.6, 2.9, 3.2, 3.3, 3.8, 3.9, 3.10, 4.7, 5.1 and 5.2, shall survive such termination, cancellation, or expiration.
1.32 SEVERABILITY
If any provision in this Agreement shall be held to be invalid, illegal or unenforceable, the remaining portions of this Agreement shall remain in full force and effect, if the essential terms and conditions of this Agreement for both Parties remain valid, legal and enforceable. *** In the event such invalid, illegal or unenforceable provision is considered an essential element of this Agreement, the Parties promptly shall negotiate a replacement provision. If the Parties are unable to agree to a replacement provision within thirty (30) days of the essential element’s being held invalid, illegal or unenforceable, either Party shall have the option to terminate this Agreement upon written notice to the other Party provided that such written notice is sent within thirty (30) days following the date that the Parties are unable to agree to a replacement provision.
1.33 NON-WAIVER
No waiver of the terms and conditions of this Agreement, or the failure of either Party strictly to enforce any such term or condition on one or more occasions, shall be construed as a waiver of the same or of any other term or condition of this Agreement on any other occasion.
1.34 CUSTOMER RESPONSIBILITY
Customer shall, at no charge to Seller, provide Seller with such electrical and environmental conditions, technical information, data, technical support, or assistance as may reasonably be required by Seller to fulfill its obligations under this Agreement, any subordinate agreement, or Purchase Order. If Customer fails to provide any Seller-identified required conditions, information, data, support, or assistance within a reasonable period of time following Seller’s request, Seller shall be discharged from any affected obligations until Customer cures such failure, but only if the effects of such Customer failure could not reasonably have been avoided by Seller through the exercise of reasonable alternatives.
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1.35 DISPUTE RESOLUTION
Any claim, counterclaim, demand, cause of action, dispute, and controversy arising out of or relating to this Agreement or the relationship established by this Agreement, any provision hereof, the alleged breach thereof, or in any way relating to the subject matter of this Agreement, involving the Parties and/or their respective representatives (collectively the “Claims”), even though some or all of such Claims allegedly are extra-contractual in nature, whether such Claims sound in contract, tort, or otherwise, at law or in equity, under state or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved by binding arbitration. The arbitration proceeding shall be held in the City of Dallas, State of Texas, USA, unless otherwise agreed to in writing by the Parties hereto, shall be governed by the Federal Arbitration Act and shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”). In deciding the substance of the Parties’ Claims, the arbitrators shall refer to the laws of the State of Delaware. Each Party shall designate an arbitrator, who shall be impartial, within fifteen (15) days of receiving notification of the filing with AAA of an arbitration demand. The two (2) designated arbitrators jointly shall select a third, impartial arbitrator. If either Party fails to designate an arbitrator within the fifteen (15) day period described above, that Party’s arbitrator shall be appointed by the AAA. The Parties agree that: (a) the arbitrators must be knowledgeable in industry standards and practices and the matters giving rise to the dispute; (b) the arbitrators shall not have the power and authority to award treble, exemplary or punitive damages of any type under any circumstances whether or not such damages may be available under state or federal law, or under the Commercial Arbitration Rules of the AAA, the Parties hereby waive their right, if any, to recover such damages; (c) the authority of the arbitrators shall be limited to construing and enforcing the terms and conditions of this Agreement as expressly set forth herein; and (d) the arbitrators shall state the reasons for their award, and the legal and factual conclusions underlying the award of the arbitrators shall be final, and judgment upon the award may be confirmed and entered in any court, state or federal, having jurisdiction.
Nothing contained in this Section or elsewhere in this Agreement shall prevent a Party from seeking injunctive or other equitable relief in a court of competent jurisdiction.
1.36 SECURITY INTEREST
Subject to the further terms of this Section, Customer hereby grants Seller a security interest in the Products and Software sold and/or licensed by Seller to Customer under this Agreement, and all proceeds of them in any form, to secure payment of amounts due from Customer hereunder. The security interest in a specific item of Products or Software automatically shall terminate and shall be deemed released upon full and final payment by Customer of the purchase price or license fee, as applicable, for that specific item of Products or Software. Customer shall provide such additional documentation as is reasonably necessary to establish or perfect this security interest. If Customer forwards to Seller a written notice listing specific Products and Software that have been fully and finally paid and requesting that such Products and Software be released from Seller’s Uniform Commercial Code (“UCC”) financing statement filings, within ten (10) calendar days after receipt of such request, Seller shall file an appropriate UCC-3 “Amendment (Collateral Change)” setting forth as “deleted” a description of the Products and Software so listed by Customer that have been fully and finally paid. If Seller fails to comply with the
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foregoing obligations to timely file any such UCC-3 form, Customer shall have the right to take all necessary steps to effectuate an appropriate deletion of those Products and Software from Seller’s UCC financing statement filings (and Seller hereby appoints Customer as its attorney in fact for the limited purpose of executing such UCC-3 forms and any other documents that may be required to effectuate such deletion of collateral in the event that Seller does not comply with its contractual obligations as set forth herein) ***. Customer warrants that its legal name, address of its principal place of business and state of organization are as set forth in the first unnumbered paragraph of this Agreement. Customer shall promptly notify Seller of any change in this information. Seller shall be responsible for all costs associated with perfecting and terminating such security interest.
1.37 FINANCING REQUIREMENTS
Seller acknowledges that the attainment of financing for construction of the PCS Systems may be subject to conditions that are customary and appropriate for the providers of such financing. Therefore, Seller agrees to promptly consider any reasonable amendment to or modification or assignment of this Agreement required by such providers (including, without limitation, any pertinent industrial development authority or other similar governmental agency issuing bonds for financing of the PCS System) which do not modify the scope of Seller’s work or Seller’s rights or obligations hereunder. In the event that any such proposed amendment or modification increases Seller’s risk or costs hereunder, Customer and Seller shall negotiate in good faith to adjust pricing, and to equitably adjust such other provisions of this Agreement, if any, which may be affected thereby, to the extent necessary to reflect such increased risk or costs. In no event shall Seller be required to accept any modification or amendment pursuant to this Section. Customer acknowledges that obtaining financing is its sole responsibility and Customer covenants and agrees that it shall not make or assert, and Seller shall not be liable for, any claim, suit, action or demand for damages or relief of any type arising from or related to Seller’s refusal to agree to any amendment or modification to this Agreement. In addition. Customer acknowledges that its payment obligations hereunder are not contingent or conditional upon financing arrangements.
1.38 REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER
     Seller hereby covenants, represents and warrants to Customer as follows:
     (a) Due Organization of Seller. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and has all requisite corporate power and authority to own and operate its business and properties and to carry on its business as such business is now being conducted and is duly qualified to do business in all jurisdictions in which the transaction of its business makes such qualification necessary.
     (b) Due Authorization of Seller; Binding Obligation. Seller has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement by Seller have been
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duly authorized by all necessary corporate action on the part of Seller; this Agreement has been duly executed and delivered by Seller and is the valid and binding obligation of Seller enforceable in accordance with its terms, except as enforcement thereof may be limited by or with respect to the following: (i) applicable insolvency, moratorium, bankruptcy, fraudulent conveyance and other similar laws of general application relating to or affecting the rights and remedies of creditors; (ii) application of equitable principles (whether enforcement is sought in proceedings in equity or at law); and (iii) provided the remedy of specific enforcement or of injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.
     (c) Non-Contravention. The execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby will comply with and will not contravene any Applicable Law or Applicable Permit.
     (d) Third Party Approvals. All authorizations by, approvals or orders by, consents of, notices to, filings with or other acts by or in respect of any governmental entity or any other Person required in connection with the execution, delivery and performance of this Agreement by Seller have been obtained or will be obtained prior to any requirement therefor.
     (e) Eligibility under Applicable Laws and Applicable Permits. Seller covenants and agrees that it will ensure that Seller and its Subcontractors are and remain eligible under all Applicable Laws and Applicable Permits for which it is responsible to perform the Services under this Agreement in the various jurisdictions involved.
     (f) Further Assurances. Seller covenants and agrees that it will execute and deliver all further instruments and documents, and take all further action, including, but not limited to, the filing of notices of completion with the appropriate state, provincial and local lien recording offices, that may be necessary or that Customer may reasonably request in order to enable Seller to complete performance of the Services or to effectuate the purposes or intent of this Agreement.
     (g) Liens and Other Encumbrances.
     (i) Protect Work from Liens. Without limiting Seller’s obligations under Section 1.36, with respect to the Products delivered hereunder, Seller covenants and agrees to protect and keep them free from any and all claims, liens, charges or encumbrances in the nature of mechanics’, laborers’ and/or materialmens’ liens, or otherwise arising out of or in connection with performance by Seller and/or any Subcontractor, and to promptly have any such lien released by bond or otherwise, and make any and all filings and take any and all other actions reasonably requested by Customer in order that Customer may take advantage of the relevant local mechanics’ lien waiver procedures with respect to mechanics’ liens, and Customer will cooperate in helping Seller to fulfill its obligation under this Section to the extent reasonably necessary.
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     (ii) Bonds. If any laborers’, materialmen’s, mechanics’, or other similar lien or claim is filed by any Subcontractor, Seller will cause such lien to be satisfied or otherwise discharged, or will file a bond in form and substance satisfactory to Customer in lieu thereof within ten (10) Business Days following the filing thereof. If any such lien is filed or otherwise imposed, and Seller does not cause such lien to be released and discharged as provided in the preceding sentence, or file a bond in lieu thereof, then, without limiting Customer’s other available remedies, Customer has the right, but not the obligation, to pay all sums necessary to obtain such release and discharge or otherwise cause the lien to be removed or bonded to Customer’s satisfaction and permanently set off such sums from any payment then due or thereafter to become due to Seller under this Agreement.
     (iii) Non-Responsibility Notice. Customer reserves the right to post or place on and/or within the PCS System notices of non-responsibility, or to do any other act required by Applicable Law, to exempt Customer and the PCS System from any liability to third parties by reason of any Services or improvements to be performed or furnished by Seller hereunder; provided that failure by Customer to do so will not release or discharge Seller from any of its obligations hereunder.
     (h) Requisite Knowledge. Seller represents that it has all requisite knowledge, know-how, skill, expertise and experience to perform its obligations in accordance with the terms of this Agreement.
1.39 REPRESENTATIONS, WARRANTIES AND COVENANTS OF CUSTOMER
     Customer hereby covenants, represents and warrants to Seller as follows:
     (a) Due Organization of Customer. Customer is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and has all requisite corporate power and authority to own and operate its business and properties and to carry on its business as such business is now being conducted and is duly qualified to do business in all jurisdictions in which the transaction of its business makes such qualification necessary, except to the extent failure to do so would not have a material adverse effect on either Party’s ability to perform its obligations hereunder.
     (b) Due Authorization of Customer; Binding Obligation. Customer has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement by Customer have been duly authorized by all necessary corporate action on the part of Customer; this Agreement has been duly executed and delivered by Customer and is the valid and binding obligation of Customer enforceable in accordance with its terms, except as enforcement thereof may be limited by or with respect to the following: (i) applicable insolvency, moratorium, bankruptcy, fraudulent conveyance and other similar laws of general application relating to or affecting the rights and remedies of creditors; (ii) application of equitable principles (whether enforcement is sought in proceedings in equity or at law); and (iii) provided the remedy of
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specific enforcement or of injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.
     (c) Non-Contravention. The execution, delivery and performance of this Agreement by Customer and the consummation of the transactions contemplated hereby will comply with and will not contravene any Applicable Law or Applicable Permit.
     (d) Third Party Approvals. All authorizations by, approvals or orders by, consents of, notices to, filings with or other acts by or in respect of any governmental entity or any other Person required in connection with the execution, delivery and performance of this Agreement by Customer have been obtained or will be obtained prior to any requirement therefor.
     (e) Eligibility under Applicable Laws and Applicable Permits. Customer covenants and agrees that it will ensure that Customer and its subcontractors are and remain eligible under all Applicable Laws and Applicable Permits for which it is responsible to perform any work required to be performed by Customer under this Agreement in the various jurisdictions involved.
     (f) Further Assurances. Customer covenants and agrees that it will execute and deliver all further instruments and documents, and take all further action, including, but not limited to, the filing of notices of completion with the appropriate state, provincial and local lien recording offices, that may be necessary or that Seller may reasonably request in order to enable Seller to complete performance of the Work or to effectuate the purposes or intent of this Agreement.
     (g) Requisite Knowledge. Customer represents that it has all requisite knowledge, know-how, skill, expertise and experience to perform its obligations in accordance with the terms of this Agreement.
1.40 SUBCONTRACTORS
     (a) General. With Customer’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed, Seller may subcontract any portion of its obligations under this Agreement, but no such subcontracting shall relieve Seller from primary responsibility and liability for the performance of Seller’s covenants and obligations under this Agreement. Notwithstanding anything that may be contained herein to the contrary, regardless of whether Customer consents to Seller’s use of a particular Subcontractor or whether Seller uses a Subcontractor recommended by Customer, use by Seller of a Subcontractor shall not, under any circumstances: (i) give rise to any claim or defense by Seller against Customer if such Subcontractor breaches its subcontract or agreement with Seller; (ii) give rise to any claim by such Subcontractor against Customer; (iii) create any contractual obligation by Customer to the Subcontractor; (iv) give rise to a waiver by Customer of its rights to reject any defects or deficiencies in the work to be performed by Seller hereunder; or (v) in any way release Seller from being solely responsible to Customer for the work to be performed by Seller under this Agreement.
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     (b) Inconsistent Terms. The terms of this Agreement shall in all events be binding upon Seller regardless of and without regard to the existence of any inconsistent terms in any agreement between Seller and any Subcontractor whether or not and without regard to the fact that Customer may have directly and/or indirectly had notice of any such inconsistent terms.
     (c) Removal of Subcontractors. Customer has the right at any time to request removal of a Subcontractor and/or any of a Subcontractor’s personnel from work on the PCS System upon reasonable grounds and reasonable prior notice to Seller. Seller shall remove such Subcontractor and/or Subcontractor’s personnel upon such notice and shall use its best commercially reasonable efforts to replace such removed Subcontractor and/or any of Subcontractor’s personnel without causing any delay on any work on the PCS System; provided, however that to the extent that Seller uses its best commercially reasonable efforts to replace such removed Subcontractor and/or any of Subcontractor’s personnel, Seller shall not be responsible for any delay on any work on the PCS System. Such request shall be in writing and, upon receipt of such request.
     (d) Insurance. Seller shall require its Subcontractors to obtain, maintain and keep in force, during the time they are engaged in providing Products and Services hereunder, insurance coverage of the types and levels customary in the industry (provided that the maintenance of any such Subcontractor insurance shall not relieve Seller of its other obligations pursuant to this Agreement), and Seller shall use its commercially reasonable efforts to have Customer and its Affiliates named as additional insureds under such policies with a right to receive notice of any termination of such policies. Seller shall, upon Customer’s request, furnish Customer with evidence of such insurance in form and substance reasonably satisfactory to Customer.
     (e) Warranties. The warranties of Seller hereunder shall be deemed to apply to all Services performed by any Subcontractor as though Seller had itself performed such Services.
     (f) Payments to Subcontractors. Seller shall make all payments it is contractually required to make to all Subcontractors (except in the case of legitimate disputes between Seller and any such Subcontractor arising out of the subcontract between Seller and such Subcontractor) in accordance with the respective agreements between Seller and its Subcontractors. If Customer provides Seller with notice that any payment owed by Seller to a Subcontractor is past due (except in the case of legitimate disputes between Seller and Subcontractor), Seller shall pay such Subcontractor within five (5) Business Days of receipt of such notice from Customer, failing which Customer may pay the Subcontractor directly and obtain reimbursement from Seller for the payment to the Subcontractor ***.
1.41 INSURANCE
     (a) Coverages. Both Parties shall maintain during the Term of this Agreement the following insurance coverages, as well as any other insurance required by Applicable Law: (i) Workers’ Compensation insurance or qualified self-insurance in amounts and as required by law; (ii) employer’s liability insurance with a limit of at least one hundred thousand ($100,000.00)
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dollars for each occurrence; (iii) Commercial General Liability (CGL) insurance with a limit of at least one million dollars ($1,000,000.00) dollars per occurrence; and (iv) automobile liability insurance with a limit of at least one million ($1,000,000.00) dollars for bodily injury, including death, to any one person. Seller’s CGL insurance will be primary and not contributing with or in excess of coverage that Customer may carry. Seller’s CGL insurance will name Customer as an additional insured. From time to time upon written request, a Party shall furnish to the other Party certificates evidencing the insurance required by this Section. Each Party shall notify the other in writing at least thirty (30) days prior to cancellation of, or any material change in, any policy required hereunder.
     (b) Waivers. The Parties release each other and waive any rights to recover against each other, their Affiliates, agents, employees, officers, directors, or customers, for any loss or damage arising from any cause covered or required to be covered by any property insurance required to be carried or any other property insurance actually carried by such Party, but only to the extent of such coverage. Each Party shall cause their respective insurers to issue waiver of subrogation rights endorsements to all property insurance policies carried in connection with this Agreement.
ARTICLE II
PROVISIONS APPLICABLE TO THE PURCHASE OF PRODUCTS
2.1 GENERAL
The provisions of this Article II are applicable to the purchase of Products from Seller. Where specifically noted, selected provisions of this Article II also shall apply to Licensed Materials and Services.
2.2 PRODUCT AVAILABILITY
Seller shall notify Customer in writing at least *** before Seller discontinues accepting Purchase Orders for a Seller Manufactured Product sold under this Agreement (a “Discontinued Product”); provided, however, that if Seller offers a Seller Manufactured Product for sale under this Agreement that: (a) is equivalent (in Form, Fit, Function and performance capabilities) to the Discontinued Product; (b) is available at a price that is equal to or less than the Discontinued Product; and (c) the full use of such replacement Seller Manufactured Product does not require Customer to purchase or implement items not required by the Discontinued Product (i.e., additional memory or processing capacity), Seller shall provide Customer with reasonable advance written notice that it will discontinue accepting Purchase Orders for such Discontinued Product, but in no event shall such advance written notice be less than ***. Seller agrees that it may only discontinue providing a Product and/or Licensed Materials to Customer if it is discontinuing the sale/license of such Product and/or Licensed Materials to all of its customers. In the event of such a discontinuation, during the Product discontinuation notice period. Customer may place Purchase Orders with Seller for the Discontinued Product in quantities to be determined by Customer. ***, Seller shall fulfill all Customer Purchase
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Orders for such Discontinued Product. Further, Seller agrees to use commercially reasonable efforts to accept and fill all Purchase Orders in excess of such quantities. If Seller discontinues a Product and/or Licensed Materials and does not offer an equivalent (in Form, Fit, Function and performance capabilities) Product and/or Licensed Materials for sale/license, ***.
2.3 DOCUMENTATION
Seller shall furnish to Customer, ***, one CD ROM version or on-line version of Documentation for each Product purchased by Customer hereunder. Such Documentation will be that customarily provided by Seller to its other customers at no additional charge. Such Documentation shall be provided prior to, with, or shortly (no less than ***) after the shipment of the Products from Seller to Customer. ***. Additional copies of the Documentation are available at prices set forth in the Customer Price List.
2.4 PRODUCT COMPLIANCES
     (a) Applicable Laws. Seller represents and warrants to Customer that all Products (excluding Discontinued Products after the applicable discontinuation notice period has expired) furnished hereunder are and shall continue to comply with all Applicable Laws including, without limitation, the requirements of Part 24 of the Federal Communication Commission’s Rules and Regulations pertaining to personal communications services in effect upon delivery of such Products. In addition, Seller represents and warrants to Customer that all Products (excluding Discontinued Products after the applicable discontinuation notice period has expired) furnished hereunder are and shall continue to comply with the requirements of Subpart J of Part 15 of the Federal Communication Commission’s Rule and Regulations in effect upon delivery of the applicable Product, including those sections concerning the labeling of such Product and the suppression of radio frequency and electromagnetic radiation to specified levels. Seller makes no undertaking with respect to harmful interference caused by: (i) installation, repair, modification or change of Products by Persons other than Seller or its Affiliates, or any of their respective employees, Subcontractors, agents or representatives; (ii) Products subjected to misuse, neglect accident or abuse by persons other than Seller or its Affiliates, or their respective employees, Subcontractors, agents or representatives; (iii) Products being used in a manner not in accordance with their operating instructions or in a suitable installation environment or operation of other equipment in the frequency range reserved for Customer within the Licensed Area. In order to ensure that the Products (excluding Discontinued Products after the applicable discontinuation notice period has expired) remain in compliance with all Applicable Laws, Seller timely shall: (iv) modify the Products from time to time; and (v) provide such modifications to Customer.
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     (b) Disclaimers. Seller assumes no responsibility under this Section for items not specified or supplied by Seller. Acceptance and/or certification of items not specified or supplied by Seller shall be the sole responsibility of Customer.
2.5 PRODUCT CHANGES
Prior to shipping a Product, Seller may at any time make changes in a Product furnished pursuant to this Agreement, or modify the drawings and published Specifications relating thereto, or substitute Products of later design to fill a Purchase Order, provided: (a) the changes, modifications, or substitutions under normal and proper use do not impact upon the Form, Fit, Function and/or performance capabilities of an ordered Product; and (b) such substitute Product remains compatible with other Products and Licensed Materials furnished by Seller hereunder to the same extent as the Product(s) for which the change was introduced; and (c) such substitute Product does not require Customer to expend material additional amounts to procure, use and/or maintain such substitute Product(s). ***
2.6 CONTINUING PRODUCT SUPPORT — PARTS AND SERVICES
In addition to Seller’s obligations under the applicable Product warranty, Seller offers repair Services and Repair Parts in accordance with Seller’s repair and Repair Parts practices and terms and conditions specified in Attachment G. Notwithstanding anything that may be contained herein to the contrary, such repair Services and Repair Parts shall be available while Seller is manufacturing or stocking such Products or Repair Parts, and for *** after a Product’s discontinued availability effective date, subject to the pricing provisions in Attachment J. At Customer’s request made no later than *** before the end of the *** period (i.e., *** after the discontinued availability effective date), Seller will make such Services and Repair Parts available for an additional *** (i.e., *** after a Product’s discontinued availability effective date) on prices, terms and conditions mutually agreed in writing no later than the expiration of such *** period. Seller may use new, remanufactured, reconditioned, refurbished, or functionally equivalent Products or Repair Parts in the furnishing of repairs or replacements under this Agreement, provided they do not affect the Form, Fit, Function and/or performance capabilities of the applicable Product. Such Repair Parts shall comply with the Specifications.
     If after the *** period following a Product’s discontinued availability effective date, Seller is unable to provide Repair Part(s) and/or repair Service(s) and a functionally equivalent replacement Product has not been designated, Seller shall so advise Customer by written notice
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given at least *** prior to the end of the *** period to allow Customer to plan appropriately, and if Seller is unable to identify another source of supply for such Repair Part(s) and/or repair Service(s), ***.
2.7 SPECIFICATIONS
Upon request, Seller shall provide to Customer, *** one (1) copy of Seller’s available commercial specifications applicable to Products and Software orderable hereunder. Additional copies are available at the applicable price in the Customer Price List.
2.8 CUSTOMER TECHNICAL SUPPORT
Upon Customer’s request, Seller shall provide Customer Technical Support for the PCS Systems through the Remote Technical Support Program (“RTS Program”) described in Attachment D. The RTS Program provides diagnostic center support, performance measurement and system engineering services at the prices, terms and conditions for such services set forth in Attachments D and J. Special, unusual or customized services may be billable, depending upon the nature of the request. When accessing Customer’s PCS Systems, Seller will follow Customer’s internal rules relating to access and control of access which Customer has adopted to comply with the Sarbanes-Oxley Act and related federal regulations. Seller will provide Customer with a copy of such rules and any and all updates that Customer adopts from time to time.
2.9 PRODUCT WARRANTIES
     (a) Warranties. Seller warrants to Customer that:
     (i) As of the date title to Products passes to Customer, Seller will have the right to sell, transfer, and assign such Products to Customer free and clear of any and all third party liens, claims and encumbrances, and the title conveyed by Seller shall be good and marketable title;
     (ii) All Products, including Seller’s Manufactured Products, will be free from defects in material and workmanship, and will conform to, and operate in accordance with, Seller’s Specification or any other agreed-upon Specification referenced in the Purchase Order for such Product; and
     (iii) With respect to Vendor Items, Seller, to the extent permitted, does hereby assign to Customer the warranties and indemnities given to Seller by its vendor of such Vendor Items. Such assignment will be effective on the date of shipment of such Vendor Items. With respect to Vendor Items recommended by Seller in its Specifications for which the vendor’s warranties and indemnities cannot be assigned to Customer, or if
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assigned, less than *** remain of the vendor’s warranty at the time of assignment, Seller warrants that for *** from the date of shipment or, if installed by Seller, from Acceptance by Customer, such Vendor Items will be free from defects in material and workmanship and shall conform to, and operate in accordance with, their Specifications.
     (b) Warrant Periods. The Warranty Periods listed below are applicable to all Products* furnished pursuant to this Agreement:

Class of	New	Repaired or
Product	Product	Replacement Product or Part* *
PCS Switching Center	***	***
and Base Station Hardware

All other Products	***	***

*	Refer to Section 3.8 for associated Software warranties.

**	The Warranty Period for a Repaired Part or for a replacement Product, or part thereof, furnished in lieu of repair under this warranty is the period listed above or the unexpired term of the original Product Warranty Period, whichever is longer.
Notwithstanding anything in this Agreement to the contrary, if Customer uses any part of any system for In Revenue Service, or to provide training or hands-on experience to Customer’s personnel, the applicable Warranty Period shall commence.
     (c) Correction of Defects and Nonconformities. If, under normal and proper use during the applicable Warranty Period, a defect or nonconformity is identified in a Product furnished by Seller, and Customer promptly notifies Seller in writing of such defect or nonconformity and follows Seller’s reasonable instructions regarding return of the defective or nonconforming Product, Seller shall take the following actions:
     (i) Seller shall use best efforts first to repair or replace such Product, without charge at its facility or, if Seller is unable to repair or replace such Product within a reasonable time, at Customer’s option, Seller shall provide a credit ***. Customer must return the Product to Seller for repair and replacement, except as noted in subsection (ii) below. The initial replacement of a defective non-Accepted (e.g. rejected) or non-conforming Product will be with a new Product that complies with the applicable Specifications.
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     (ii) Where Seller is repairing or replacing a Product which has been installed by Seller and the Product is not easily returnable by Customer, Seller will repair or replace the Product at Customer’s Site at Seller’s cost and expense.
     (d) Performance. In addition to the warranties set forth in subsection (a) above. Seller represents and warrants to Customer that, subject to the qualifications below:
     (i) the Products and Software to be delivered hereunder will, upon completion of installation, operate in accordance with the performance standards set forth in the Specifications, and
     (ii) the Services to be performed hereunder will, upon completion, have been performed in accordance with the standards and requirements set forth in the Specifications;
provided that Customer has satisfied all of its obligations set forth in this Agreement with respect to the Products, Software and Services to the extent they affect such performance.
     (e) Removal/Re-installation of Products. If Seller is repairing or replacing a defective Product. Customer is responsible for removing and reinstalling and, in addition, for on-Site repair or replacement of, cable and wire Products. Customer must make the Product accessible for repair or replacement, and is responsible for restoring the Site.
     (f) Returns. Products returned for repair or replacement will be accepted by Seller only in accordance with its reasonable instructions and procedures for such returns. The transportation expense associated with returning such Product to Seller shall be borne by Seller to the extent it is determined that the Product is defective or non-conforming and in need of repair or replacement. Seller shall pay the cost of transporting of the repaired or replacement Product to the destination designated by Customer within the Territory.
     (g) Ownership of Defective Products and Parts. Defective or nonconfonning Products or parts which are replaced hereunder shall become Seller’s property. Seller may use either new, remanufactured, reconditioned, refurbished, or functionally equivalent Products or parts in the furnishing of repairs or replacements under this Agreement, provided that: (i) such Products or parts comply with the Specifications; and (ii) if a defect or nonconformity is found within *** of In Revenue Service. Seller will replace or repair the defective or nonconforming Product with a new Product or part within ***.
     (h) Non-Defective Products. Unless the Parties agree otherwise in writing, if it is determined that a Product for which warranty Service is claimed is not defective or nonconforming. Customer shall pay Seller’s actual costs of handling, inspecting, testing, and transporting the Products and, if applicable, traveling and related expenses associated with on-Site repairs.
     (i) Exclusions. Seller makes no warranty with respect to defective conditions or nonconformities to the extent they result from the following: (i) Customer’s misuse, neglect,
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accident, abuse or unauthorized modifications; (ii) improper wiring, repairing, splicing, alteration, installation, storage or maintenance (except to the extent such acts are performed by Seller or its Affiliates, or any of their respective employees, Subcontractors, agents or representatives); (iii) use in a manner not in accordance with the applicable Specifications, operating instructions or other Seller instructions; or (iv) failure of Customer to apply previously available Seller modifications and corrections. In addition, Seller makes no warranty with respect to Products which have had their serial numbers or months and year of manufacture removed or altered, or with respect to expendable items, including, without limitation, fuses, light bulbs, motor brushes and the like.
     (j) Disclaimer. THE PRODUCT WARRANTIES SET FORTH ABOVE OR ELSEWHERE IN THIS AGREEMENT OR IN ANY WRITING SIGNED BY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. EXCEPT AS PROVIDED IN THIS SUBSECTION, CUSTOMER’S SOLE AND EXCLUSIVE REMEDY FOR BREACH OF SUCH WARRANTIES SHALL BE SELLER’S OBLIGATION TO REPAIR, REPLACE, OR CREDIT AS SET FORTH ABOVE IN THIS SECTION. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, IF SELLER FAILS TO REPAIR, REPLACE, OR ISSUE A CREDIT AS SET FORTH ABOVE WITHIN A REASONABLE PERIOD OF TIME, CUSTOMER THEREAFTER MAY, AT ITS OPTION, DECLARE A SELLER EVENT OF DEFAULT.
2.10 ACCEPTANCE
     (a) General Acceptance. Unless the terms of subsection (b) below apply, for Products and Licensed Materials for which Seller installation is not required, Customer shall have *** from the Delivery Date of each Product and/or Licensed Material to accept or reject, in a written notice to Seller, such Product and/or Licensed Material (e.g., to confirm that such Product and/or Licensed Material was ordered by Customer, is not damaged and that the order is complete per the applicable bill of lading). If Customer does not provide written notice of rejection to Seller within such *** period, the Product and/or Licensed Material will then be deemed accepted by Customer. Unless the terms of subsection (b) below apply, for Products and Licensed Materials for which installation is required, Customer shall have *** from the later of: (i) the Delivery Date of such Product and/or Licensed Material; and (ii) the applicable Installation Completion Date, to accept or reject, in a written notice to Seller, such Product or Licensed Material (e.g., to confirm that such Product or Licensed Material was ordered by Customer, is not damaged, operates properly and complies with Seller’s Specifications). If Customer does not provide written notice of rejection to Seller within such *** period, the Product and/or Licensed Material will then be deemed accepted by Customer. Notwithstanding the foregoing, Customer’s use of any part of the Products or Licensed Materials for any In Revenue Service shall constitute acceptance of such Products or Licensed Materials for all relevant purposes of this Agreement. Acceptance of Products, Licensed Materials and/or Services shall not reduce Seller’s warranty obligations under this Agreement.
     (b) *** Acceptance. Notwithstanding the terms of subsection (a) above, if Customer wants to conduct Acceptance Tests with regard to (i)
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Products and/or Licensed Materials *** and/or (ii) if Customer has agreed in writing with Seller to *** and/or (iii) *** Customer shall submit a written notice to Seller of its intent to conduct such Acceptance Tests in accordance with the mutually agreed acceptance test procedures of the Parties. Commencing on the later of: (i) the Delivery Date of the applicable Product and/or Licensed Material; and (ii) the applicable Installation Completion Date, Customer shall have a period of *** to complete such Acceptance Tests and accept or reject, in a written notice to Seller such Product and/or Licensed Material (e.g., to confirm that such Product and/or Licensed Materials was ordered by Customer, is not damaged, operates properly and complies with Seller’s Specifications). If Customer does not provide written notice of rejection to Seller within *** period, the Product and/or Licensed Material will then be deemed accepted by Customer. If Customer provides notice of rejection within the *** period, Seller will correct the non-compliance and deliver the corrected Product or Licensed Material to Customer for Acceptance Tests as set forth in this Section (i.e., Customer shall again have a period of *** in which to notify Seller in writing if such item is found not to be in compliance with the requirements described in this Section). This Acceptance process shall repeat as often as necessary until the applicable Product and/or Licensed Material is accepted as set forth herein. Notwithstanding the foregoing, Customer’s use of any part of the Products or Licensed Materials for any In Revenue Service shall constitute Acceptance of such Products or Licensed Materials for all relevant purposes of this Agreement. Acceptance of Products, Licensed Materials and/or Services shall not reduce Seller’s warranty obligations under this Agreement.
          (c) Failure to Achieve Acceptance.
          (i) Liquidated Damages. To the extent that any of the Products, Software or Services fail the applicable Acceptance Test conducted under subsection (b), Seller will correct the deficiency and deliver, repair or replace the Products or Software, or re-perform the Service, as the case may be, within thirty (30) days following receipt of Customer’s notice of rejection. The Parties agree that damages for nonperformance of Products, Licensed Materials and Services are difficult to calculate accurately and, therefore, if Seller is unable to correct any such deficiency within such thirty (30)-day period, Customer may elect to receive as liquidated damages, and not as a penalty, an amount equal to ***, until such deficiency has been corrected. The liquidated damages will begin to accrue on the 31st day after Seller’s receipt of Customer’s notice.
          Customer will inform Seller of the imposition of any liquidated damages in writing. All such liquidated damages shall be paid to Customer in the form of credits against future invoices for payments due for Products, Licensed Materials or Services purchased by Customer following issuance of such credits; provided, however, that if Seller does not issue invoices in amounts sufficient for Customer to apply such credits during the Term, then within three (3) months following termination or expiration of this Agreement, Seller shall reimburse Customer in cash in an amount equal to the value of such purchase credits, which credits shall then be canceled. The Parties agree that if Customer elects to receive liquidated damages from Seller, Seller’s
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***.
          (ii) Credit. If Seller is unable to correct, repair, or replace any non-conforming or deficient Product or Software or to re-perform defective Service within four (4) weeks following receipt of Customer’s notice thereof, then Customer may elect, upon notice given to Seller no later than two (2) weeks after the expiration of the four (4) week period described herein, to receive a credit for the non-conforming or defective Product, Software and/or Service. In such event, Customer shall return the non-conforming or defective Product and/or Software that: (A) are integral to Customer’s and/or its Authorized Users’ Use or operation of such Product and/or Software; or (B) interface with or are interfaced with such Product and/or Software and that are rendered substantially ineffective or that require a material expenditure of time or money to use or operate as a result, and Seller shall issue a credit to Customer equal to (i) the amounts paid by Customer for such Product and/or Software and/or for the defective Service, plus sales taxes, transportation charges and installation charges, if installed by Seller, plus (ii) the purchase price paid for all other Products and/or Licensed Materials (including related installation and transportation charges and applicable taxes) that: (A) are integral to Customer’s and/or its Authorized Users’ Use or operation of such Product and/or Software; or (B) interface with or are interfaced with such Product and/or Software and that are rendered substantially ineffective or that require a material expenditure of time or money to use or operate as a result. ***
Notwithstanding the above, Customer shall not be permitted to return Products or Software, or request a credit for Services, which have already passed the applicable Acceptance Test.
          (d) Acceptance of Services. Acceptance provisions for installation Services are set forth in Section 4.2.
ARTICLE III
PROVISIONS APPLICABLE TO THE
LICENSING OF LICENSED MATERIALS
3.1 GENERAL
The provisions of this Article apply to the granting of licenses pursuant to this Agreement by Seller to Customer and/or its Affiliates for Licensed Materials.
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3.2 LICENSE
          (a) Licensed Materials. Upon Delivery of Licensed Materials, but subject to payment of all applicable license fees including, but not limited to, any continuing update fees that Customer has agreed to pay, Seller grants to Customer and its Affiliates a perpetual, fully paid,irrevocable (except as provided in Section 3.9), nontransferable (except as permitted hereunder),and nonexclusive license pursuant to this Agreement for: (i) Customer and its Affiliates and their Authorized Users to Use Licensed Materials in the Territory with either the Designated Processor or temporarily on any comparable replacement, if the Designated Processor becomes inoperative, until the Designated Processor is restored to operational status; and (ii) for Customer and its Affiliates and their Authorized Users to copy the Licensed Materials as required for archival, backup and up to three (3) copies for testing purposes, at no additional charge to Customer or its Affiliates or any of their Authorized Users. Customer and its Affiliates and Authorized Users shall use Licensed Materials only for the business operations of Customer, its Affiliates and any Designated Entity, including providing services to their customers, resellers and agents.
The above license grants Customer and its Affiliates no right to, and Customer, and its Affiliates shall not (and shall not allow their Authorized Users to) sublicense such Licensed Materials, or modify, decompile, or disassemble Software furnished as object code to generate corresponding Source Code.
          (b) Know-How. At Customer’s request and upon payment of any applicable Seller defined fees, Seller shall provide to Customer training on, and a license to, available Know-How regarding a Product or Software Enhancement ***. In connection therewith Seller shall train Customer-identified employees *** related to operation and support and maintenance of the Products. *** For the avoidance of doubt, Know-How is information licensed to Customer and is subject to the other provisions of this Article applicable to Licensed Material.
          (c) Licensed Material Transfer Rights. If Customer elects to transfer or sell Products to a third party (including a Designated Entity) who plans to operate the Products to provide wireless telecommunications service in the Territory, (which Customer shall have the
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right to do) or if Customer elects to transfer Products to an Affiliate for reuse within the Territory (which Customer shall have the right to do), Customer may transfer with such Products its right to Use the Licensed Materials (***) for such Products *** only under the following conditions:
     (i) The right to Use such Licensed Materials may be transferred only together with the Products with which Customer has a right to Use such Licensed Materials, and such right to Use the Licensed Materials shall continue to be limited to Use with such Products;
     (ii) If the license fee for the Licensed Materials is based on usage or capacity, and the transferee will Use the Licensed Materials in a manner that will exceed the usage or capacity for which Customer has paid license fees, then the transferee shall pay a license fee for the additional usage or capacity; and
     (iii) Before any such Licensed Materials are transferred, Customer shall notify Seller of such transfer and the transferee shall have agreed in writing (a copy of which will be provided to Seller) to keep the Licensed Materials in confidence and to corresponding conditions respecting possession and Use of Licensed Materials as are imposed on Customer under this Article III.
Despite the preceding paragraphs, Customer may not transfer the right to Use any third-party Software licensed by Seller to Customer to the extent that Seller’s license from such third party prohibits Seller and Customer from transferring the license to such third-party Software to a third party transferee; ***.
3.3 TITLE, RESTRICTIONS AND CONFIDENTIALITY
          (a) Ownership. As between Customer (or an Affiliate) and Seller, all Licensed Materials (whether or not part of Firmware) furnished by Seller, and all copies thereof made by Customer, including translations, compilations, and partial copies, are the property of Seller.
          (b) Confidentiality. Except for any part of Licensed Materials which: (i) is or becomes generally known to the public through acts not attributable to Customer or any Affiliate; (ii) is furnished to Customer or an Affiliate by a third party as a matter of right without restriction on disclosure; or (iii) is independently developed by Customer or an Affiliate or a third party without use of or reference to the Licensed Materials, Customer and its Affiliates shall hold the Licensed Materials in confidence, and shall not (and shall not allow their Authorized Users to), without Seller’s prior written consent, disclose, provide, or otherwise make available, in whole or in part, any Licensed Materials to anyone, except to their Authorized Users having a need-to-know. Customer and its Affiliates shall not copy Software embodied in Firmware. Customer and its Affiliates shall not make any copies of any Licensed Materials except as provided in Section 3.2 and/or as necessary in connection with the rights granted hereunder. Customer and its Affiliates shall reproduce and include any Seller copyright and other proprietary notice
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appearing on such Licensed Materials on all copies of the Licensed Materials. Customer and its Affiliates shall also mark all media containing such copies with a warning that the Licensed Materials are subject to restrictions contained in an agreement between Seller and Customer and that such Licensed Materials are the property of Seller.
          (c) Appropriate Actions. Customer and its Affiliates shall take appropriate action, by instruction, agreement, or otherwise, with the persons permitted access to the Licensed Materials so as to enable Customer and its Affiliates to satisfy their obligations under this Agreement (but in no event shall Customer and its Affiliates be required to take actions that are not commercially reasonable).
          (d) Return/Destruction. When the Licensed Materials are no longer needed by Customer and its Affiliates, or if Customer’s and its Affiliates’ license is canceled or terminated as provided in Section 3.9, Customer and/or its Affiliates shall return all copies of such Licensed Materials to Seller or follow written disposition instructions provided by Seller.
          (e) Survival. Customer’s and its Affiliates’ obligations set forth in this Section 3.3 will survive expiration or termination of this Agreement for as long as the applicable Licensed Materials remain confidential.
3.4 CHANGES IN LICENSED MATERIALS
Prior to shipment, Seller may substitute modified Licensed Materials to fill a Purchase Order, provided the modifications, under normal and proper Use: (a) do not adversely change the Use, Function, or performance capabilities that Customer would have enjoyed if it had received the originally ordered Licensed Materials; and (b) are Backwards Compatible in accordance with Section 3.8, to the same extent as that represented by Seller for the originally ordered Licensed Materials. Seller shall provide Customer with advance written notice of such proposed substitution, and if Seller’s substitute Licensed Materials do not satisfy all of the criteria specified above in this Section: (i) Customer shall have the right upon written notice to Seller to terminate all affected Purchase Orders without penalty or liability of any kind or nature; (ii) the originally ordered Licensed Materials shall be treated as a Discontinued Product that does not have an equivalent replacement as provided in Section 2.2; and ***. Such substitution shall not result in any additional charges to Customer with respect to licenses for which Seller has quoted fees to Customer.
3.5 MODIFICATIONS TO SOFTWARE; PRODUCT COMPLIANCES
          (a) Modifications. Customer may request Seller to make changes to Seller’s Software. Upon receipt of a document describing in detail the changes requested by Customer, Seller will respond in writing to Customer within thirty (30) days. If Seller agrees to undertake such
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modifications, the response shall quote a proposed delivery date and a fee for a license to such modified Software.
          (b) Product Compliances.
                    (i) Applicable Laws. Seller represents and warrants to Customer that all Software furnished hereunder is and shall continue to comply with all Applicable Laws including, without limitation, the requirements of Part 24 of the Federal Communication Commission’s Rules and Regulations pertaining to personal communications services in effect upon delivery of such Software. In addition, Seller represents and warrants to Customer that all Software furnished hereunder is and shall continue to comply with the requirements of Subpart J of Part 15 of the Federal Communication Commission’s Rule and Regulations in effect upon delivery of the applicable Software, including those sections concerning the labeling of such Software and the suppression of radio frequency and electromagnetic radiation to specified levels. Seller makes no undertaking with respect to harmful interference caused by: (A) installation, repair, modification or change of Software by Persons other than Seller or its Affiliates, or any of their respective employees, Subcontractors, agents or representatives; (B) Software subjected to misuse, neglect, accident or abuse by persons other than Seller or its Affiliates, or their respective employees, Subcontractors, agents or representatives; (C) Software being used in a manner not in accordance with operating instructions or in a suitable installation environment or operation of other equipment in the frequency range reserved for Customer within the Licensed Area. In order to ensure that the Software remains in compliance with all Applicable Laws, Seller timely shall: (D) modify the Software from time to time; and (E) provide such modifications to Customer.
                    (ii) Disclaimers. Seller assumes no responsibility under this Section for items not specified in writing and/or supplied by Seller. Acceptance and/or certification of items not specified in writing and/or supplied by Seller shall be the sole responsibility of Customer.
3.6     MODIFICATION BY CUSTOMER
Unless: (a) otherwise agreed; or (b) contemplated in the design of the Software to be modified by customers, Customer is not granted any right to modify Software furnished by Seller under this Agreement.
3.7     RELATED DOCUMENTATION
Seller shall furnish to Customer, *** one copy of the Related Documentation for Software furnished by Seller, per every 5ESS Switch / Access Manager purchased by Customer. Additionally, Customer shall be provided, upon request, with *** more CD ROM versions of the Documentation, ***. Such Related Documentation will be that customarily provided by Seller to its Customers at no additional charge. Such Related Documentation shall be provided prior to, with, or shortly (no later than ***)
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after provision of Software by Seller to Customer. Additional copies of the Related Documentation are available at prices set forth in the Customer Price List.
3.8 SOFTWARE WARRANTY
          (a) General. Seller warrants to Customer that:
                    (i) Software, media and Related Documentation developed or supplied by Seller will be free from those defects which materially affect performance in accordance with Seller’s Specifications or other agreed upon specifications referenced in the applicable Purchase Order; and
                    (ii) Seller has the right to grant the Software licenses it grants under this Agreement; and
                    (iii) With respect to Software not developed by Seller, Seller, to the extent permitted, does hereby assign to Customer the warranties and indemnities given to Seller by its supplier of such Software; and
                    (iv) ***
                    (v) Upon Delivery to Customer, the Software will not contain, and Customer will not receive from any Seller data transmission via modem, tape or other Seller-provided medium (including, without limitation, any connection to any Seller web-site or bulletin board), any virus, worm, trap door, back door, timer, clock, counter or other limiting routine, instruction or design that would erase data or programming or otherwise cause any Software, system or equipment to become inoperable or incapable of being used in accordance with the Specifications and/or for the ordered capacity (a “Disabling Code”), including without limitation, any limitations that are triggered by, as applicable: (A) any Software being used or copied a certain number of times, or after the lapse of a certain period of time; (B) any Software being installed on or moved to a central processing unit or system that has a serial number, model number or other identification different from the central processing unit or system on which the software originally was installed; or (C) the occurrence or lapse of any similar triggering factor or event. ***
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***
          With respect to Software not developed by Seller as described in the foregoing subsection (iii), to the extent Seller is not permitted to assign to Customer the warranties and indemnities given to Seller by its supplier of such Software, at Customer’s request, Seller shall enforce such warranties and indemnities on Customer’s behalf.
          (b) Warranty Periods. The Warranty Periods and this warranty are applicable to Software developed by Seller, the Related Documentation developed by Seller and associated with such Software, and the medium on which such Software is recorded, unless otherwise stated.

Software	Warranty Period
PCS Switching Center and Base Station	***

All Other Software	***
The Warranty Period for media and Related Documentation shall commence on the same date as the Warranty Period for their associated Software. The Warranty Period for PCS Switching Center and Base Station Software (including any prior Software Update issued to Customer in respect thereto) expires upon installation of any subsequent Software Update or Major Release for such Software (or Software Update) provided to Customer through Seller’s BRSS Program described in Attachment D.
          (c) Correction of Defects and Nonconformities. If, under normal and proper Use during the applicable Warranty Period, the Software covered in Section 3.8(a)(i) and/or (iv) fails to perform as warranted, and Customer notifies Seller in writing of such defect and follows Seller’s reasonable instructions, if any, regarding return of defective Software, Seller shall either correct or replace such Software without charge within a reasonable time thereafter. If not corrected or replaced within a reasonable time period, at Customer’s option, Seller shall issue a credit to Customer equal to the amount paid by Customer for the original license fee for the defective Software, plus related transportation charges and applicable taxes and installation fees if installed by Seller.
          (d) Returns. Software returned for correction or replacement will be accepted by Seller only in accordance with its reasonable instructions and procedures for such returns. The transportation expense associated with returning such Software to Seller shall be borne by Seller to the extent it is determined that the Product is defective or non-conforming and in need of repair or replacement. Seller shall pay the costs of transporting of the corrected or replacement Software to the destination designated by Customer within the Territory.
          (e) Non-Defective Software. Unless the Parties agree otherwise in writing, if it is determined that Software for which warranty Service is claimed is not defective or nonconforming.
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Customer shall pay Seller’s actual costs of handling, inspecting, testing and transporting the Software and, if applicable, traveling and related expenses associated with on-Site repairs.
          (f) Exclusions. Seller makes no warranty with respect to defective conditions or nonconformities to the extent they result from the following: (i) modifications not made or authorized by Seller’s and/or its Affiliates’ employees, agents, Subcontractors and/or representatives; (ii) misuse, neglect, or accident (to the extent not caused by Seller’ and/or its Affiliates’ employees, agents, Subcontractors and/or representatives); (iii) installation, use or maintenance in a manner not in accordance with Seller’s Specifications, operating instructions, or license-to-use; (iv) Customer’s failure to apply Seller modifications and corrections made available to Customer; or (v) Software not provided, developed or recommended in writing by Seller. In addition, Seller makes no warranty with respect to defects related to Customer’s data base errors. Moreover, no warranty is made that Software will run uninterrupted or error free.
          (g) Disclaimer. THE SOFTWARE WARRANTIES SET FORTH ABOVE OR ELSEWHERE IN THIS AGREEMENT OR IN ANY WRITING SIGNED BY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. EXCEPT AS PROVIDED IN THIS SUBSECTION, CUSTOMER’S SOLE AND EXCLUSIVE REMEDY FOR BREACH OF SUCH WARRANTIES SHALL BE SELLER’S OBLIGATION TO CORRECT, REPLACE, OR CREDIT AS SET FORTH ABOVE IN THIS SECTION AND IN SECTION 2.9. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, IF SELLER FAILS TO REPAIR, REPLACE OR CREDIT AS SET FORTH ABOVE WITHIN A REASONABLE PERIOD OF TIME, CUSTOMER THEREAFTER MAY, AT ITS OPTION, DECLARE A SELLER EVENT OF DEFAULT.
3.9    CANCELLATION OF LICENSE
If Customer fails to comply with any of the material terms and conditions of Sections 3.2(a), 3.3 and/or 3.6 and Customer fails to cure, or if incurable fails to make substantial progress toward curing, such non-compliance, subject to Customer’s transition rights under Section 1.19(f), within *** after Customer’s receipt from Seller of written notice requiring it to do so, which notice must specify in reasonable detail the nature of the non-compliance, Seller, upon written notice to Customer, may cancel any affected license for Licensed Materials.
          3.10 TAXES APPLICABLE TO SOFTWARE
Notwithstanding anything contained in Section 1.16 to the contrary, Seller shall not bill, collect, or remit any state or local sales or use tax with respect to the license of Software under this Agreement, or with respect to the performance of Services related to such software, which Customer represents to Seller is not properly due under Customer’s interpretation of the law of the taxing jurisdiction, if: (a) Customer submits to Seller a written explanation of the authorities upon which Customer bases its position that the license or performance of Services is not subject to sales or use tax; and (b) Seller agrees that there is authority for Customer’s position, provided, however, that Customer shall hold Seller harmless for all costs and expenses (including, but not limited to,
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taxes and related charges payable under Section 1.16, and reasonable attorney’s fees) arising from the assertion by a taxing authority that the license of, or the performance of Services with respect to, the Software was subject to state or local sales or use tax.
ARTICLE IV
PROVISIONS APPLICABLE TO ENGINEERING,
INSTALLATION AND OTHER SERVICES
4.1 GENERAL
The provisions of this Article IV shall be applicable to the furnishing by Seller of Services under this Agreement. Unless Customer has elected to perform self-installation services in accordance with Attachment I. Seller shall perform engineering, installation, and integration Services associated with the Products and Software acquired by Customer under this Agreement.
4.2 ACCEPTANCE OF INSTALLATION
At reasonable times during the course of Seller’s installation, Customer, at its request may, or upon Seller’s request, shall, inspect completed portions of such installation.
When Seller has finished installing a Product, Licensed Material or PCS System in accordance with the relevant provisions of Attachment E, Attachment J, Attachment L, Attachment M or other written statement of work agreed by the Parties (“Installation Completion”), Seller shall notify Customer of Installation Completion. Upon receipt of Seller’s notice, and provided Customer has notified Seller at the commencement of installation of Customer’s intent to conduct Acceptance Tests, Customer may test and review the installed Product, Licensed Material or PCS System and all related Services to determine if they have been performed, in Customer’s reasonable satisfaction, in accordance with the relevant Attachment and/or statement of work. Within ***  of receiving Seller’s notice of Installation Completion, Customer may provide Seller with a list of Punch List Items. Seller will promptly correct or complete the Punch List Items, as the case may be, and submit notice to Customer that the Punch List Items have been completed. Within ***  of Customer’s receipt of such notice, Customer may test and review the installation and Punch List Items to determine if they have been performed, in Customer’s reasonable satisfaction, in accordance with the relevant Attachment and/or statement of work. The process in this Section shall repeat until Customer: (i) has confirmed in writing that Installation Completion has occurred, in Customer’s reasonable judgment and that no Punch List Items remain uncorrected; or (ii) ***  elapse after Customer’s receipt of Seller’s notice and Customer does not submit Punch List Items or does not indicate in writing that any Punch List Items are uncorrected or otherwise indicate in writing that Installation Completion has not occurred. If Customer had notified Seller of Customer’s intent to conduct Acceptance tests at commencement of installation, the date that the first event described in subsection (i) or (ii) occurs shall be the “Installation Completion Date”. If Customer did not notify Seller of Customer’s intent to conduct Acceptance tests at commencement of installation, the date that Seller submits its notice of Installation Completion will be the Installation Completion Date. Acceptance of the installation and related Services shall occur upon the Installation Completion Date. Acceptance of Products,
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Licensed Materials and/or Services shall not reduce Seller’s warranty obligations under this Agreement.
4.3 SELLER’S PERSONNEL
          (a) General. Seller shall provide sufficient, qualified personnel to perform Seller’s obligations hereunder.
          (b) Removal of Seller Personnel by Customer.If Customer has a concern regarding Seller’s personnel, Seller shall meet with Customer to discuss Customer’s concerns, and negotiate in good faith a mutually agreeable solution within a reasonable period of time, which may include removal or reassignment of Seller’s personnel.
          (c) Transition.If Seller replaces an individual as provided in subsection (b) above, the replacement personnel shall work with the replaced personnel during a mutually agreed transition period, the duration of which shall be determined based on the duties and responsibilities of the person to be replaced, and all costs and expenses associated with educating and training the replacement personnel shall be borne by Seller. In addition, provided the replaced personnel remain employed by Seller, such individual shall continue to be available by telephone to answer any project-related questions.
          (e) Solicitation of Personnel. During any period that any individual assigned by a Party to perform obligations in connection with this Agreement is performing such obligations and for a period of twelve (12) months thereafter, without the prior written consent of the Party that has employed such individual, the other Party shall not, directly or indirectly, solicit for employment, or contract for the services of, such individual; provided, however, that the foregoing will not prohibit a general, non-targeted solicitation for employment, such as newspaper advertisements.

4.4	CONDITIONS OF INSTALLATION AND OTHER SERVICES PERFORMED ON CUSTOMER’S SITE
ITEMS PROVIDED BY CUSTOMER:
As set forth in this Agreement, Customer will be responsible for furnishing the following items (as required by the conditions of the particular installation) or other on-Site Services, at no charge to Seller and these items will not be included in Seller’s price for the Services. Seller’s representative shall have the right to inspect the Site prior to the Start Date. Should Customer fail to furnish any of such items, or perform other essential obligations for which it is responsible under this Agreement after Seller provides Customer ten (10) days written notice, Seller may initiate a Change Order and seek an equitable adjustment to the installation delivery schedule due to any delays caused thereby pursuant to Section 1.8.
Regulatory Commission Approvals: Prior to Service start date, obtain all such Applicable Permits including such approvals, licenses, permits, tariffs and/or other authorities from the Federal
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Communications Commission and state and local public utilities commissions as may be necessary for construction and operation of a PCS System.
Easements, Permits and Rights-of-Way: Prior to the Start Date, provide all rights-of-way, easements, licenses to come upon land to perform the Services, permits and authority for installation of Products and other items; permits for opening sidewalks, streets, alleys, and highways; and construction and building permits.
General Building Conditions: When Customer provides or arranges for a third party to provide PCS, Customer shall prior to the Start Date:
a. Ensure that the PCS Site structures are in a structurally safe and sound condition to properly house the materials to be installed, in accordance with weight, strength, and structural requirements specified by Seller in writing. Customer shall provide Seller a certificate of a duly licensed architect or engineer prior to Seller having access to the PCS Site stating that the Site(s) meets such requirements;
b. Take such action as may be necessary to insure that the premises will be dry and free from dust (such that it doesn’t impair the performance of the equipment) and Hazardous Materials, including but not limited to asbestos, and in such condition as not to be injurious to Seller’s or its Subcontractors’ employees or to the materials to be installed. Prior to commencement of the Services and during the performance of the Services, Customer shall, if requested by Seller, provide Seller with sufficient data to assist Seller’s supplier in evaluating the environmental conditions at the work Site (including the presence of Hazardous Materials). Customer is responsible for removing and disposing of the Hazardous Materials, including but not limited to asbestos, prior to commencement of the Services.
Sensitive Equipment: Prior to commencement of the Service, notify Seller of the presence of any sensitive equipment at the work Site (e.g., equipment sensitive to static electricity or light), otherwise Seller will not be responsible for damage to the extent such damage could have been prevented by such notice.
Repairs to Buildings: Prior to the Start Date, make such alterations and repairs as are necessary for proper installation of items to be installed.
Openings in Buildings: Prior to the Start Date, furnish suitable openings in buildings to allow the items to be installed to be placed in position, and provide necessary openings and ducts for cable and conductors in floors and walls as designated on engineering drawings furnished by Seller.
Surveys: Prior to Service start date furnish surveys (describing the physical characteristics, legal limitations and utility locations for the work Site) and a legal description of the Site.
Electrical Current, Heat, Light and Water: Provide electric current for charging storage batteries and for any other necessary purposes with suitable outlets where work is to be performed; provide temperature control and general illumination (regular and emergency) in rooms in which work is to be performed or Products or other items stored, equivalent to that ordinarily furnished for similar
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

purposes in a working office; provide exit lights; provide water and other necessary utilities for the proper execution of the Services as feasible.
PCS System Utility Requirements: Negotiate with the power and telephone companies or comparable service providers for installation of the power and telephone facilities necessary for proper operation of the Products and/or other items being installed. The type and quantity of such facilities shall be subject to Seller’s reasonable approval. Such approval shall be in accordance with the Specifications. Customer shall have the telephone company or comparable service providers provide, place, install, extend and terminate telephone facilities into the PCS System; line up and test the telephone company or comparable service provider’s facilities outside and inside the PCS System; and provide to Seller copies of the test results prior to Seller’s commencing integration testing of the PCS System.
Material Furnished by Customer: New or used material furnished by Customer shall be in such condition that it requires no repair and no adjustment or test effort in excess of that normal for new equipment. Customer assumes all responsibility for the proper functioning of such material. Customer shall also provide the necessary information for Seller to properly install such material.
Furniture: provide and install all furniture necessary for operator management of the 5ESS Switch.
Floor Space and Storage Facilities: Provide, during progress of the Services, suitable and easily accessible floor space and storage facilities (a) to permit storing major items of Products and other material closely adjacent to where they will be used, (b) for administrative and luncheon purposes, (c) for Seller’s and its Subcontractors’ employees’ personal effects, and (d) for tools and property of Seller and its Subcontractors. Where the Service is to be performed outside of a building or in a building under construction, Customer shall, in addition to the above requirements, as appropriate, permit or secure permission for Seller and its Subcontractors to maintain at the work Site, storage facilities (such as trailers) for Products, materials and other items and for tools and equipment needed to complete the Service.
Watch Service: For PCS, provide normal security (for cell sites, commercial alarms) necessary to prevent admission of unauthorized persons to building and other areas where installation Service is performed and to prevent unauthorized removal of the Products and other items. Seller will inform Customer as to which storage facilities at the work Site Seller will keep locked; such storage facilities will remain closed to Customer’s surveillance.
Use of Available Testing Equipment: Customer shall make available to Seller: (1) the maintenance test facilities which are imbedded in equipment to which the Product or other item being installed will be connected or added, and (2) meters, test sets, and other portable apparatus that is unique to the item being installed. Seller’s use of such test equipment shall not interfere with Customer’s normal equipment maintenance functions.
Hazardous Materials Cleanup: At the conclusion of the Service, Customer shall be responsible for the cleanup, removal, and proper disposal of all Hazardous Materials present at Customer’s premises, except for those Hazardous Materials brought onto the premises by Seller, subject to “Items To Be Furnished By Seller”, below.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Access to Existing Facilities: Customer shall permit Seller reasonable use of such portions of the existing plant or equipment as are necessary for the proper completion of such tests as require coordination with existing facilities. Such use shall not interfere with Customer’s normal maintenance of equipment.
Grounds: Customer shall provide access to suitable and isolated building ground as required for Seller’s standard grounding of equipment. Where installation is outside or in a building under construction, Customer shall also furnish lightning protection ground.
Requirements for Customer Designed Circuits: Customer shall furnish information covering the proper test and readjust requirements for apparatus and requirements for circuit performance associated with circuits designed by Customer or standard circuits modified by Customer’s drawings.
Through Tests and Trunk Tests: Customer shall make required through tests and trunk tests to other offices after Seller provides its notice of completion or notice of advanced turnover.
ITEMS TO BE FURNISHED BY SELLER:
The following items will be furnished by Seller (if required by the conditions of the particular Service) and the price thereof is included in Seller’s price for Service:
Hazardous Materials Cleanup: At the conclusion of the Services, Seller shall be responsible for the cleanup, removal, and proper disposal of all Hazardous Materials brought onto the premises by Seller and not contemplated to remain on the premises after such completion of Service.
Protection of Equipment and Building: Seller shall provide protection for Customer’s equipment and buildings during the performance of the Service and in accordance with Seller’s standard practices.
Method of Procedure: Seller shall prepare a detailed Method of Procedure (“MOP”) before starting work on live equipment. Customer shall review the MOP and any requested changes shall be negotiated. Customer shall give Seller written acceptance of the MOP prior to start of the work.
The following items will be furnished by Seller if requested by Customer, but Customer will be billed and shall pay for them in addition to Seller’s standard or firm quoted price for the Services:
Protection of Buildings and Equipment: Seller may provide protection of buildings and equipment in accordance with special practices of Customer differing from reasonable and prudent standards of care.
Maintenance: Seller shall maintain Products, Licensed Materials and other items from completion of installation until date of Acceptance.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Locally Purchased Items: Seller shall purchase items indicated by Seller’s Specifications as needing to be purchased locally.
Readjusting Apparatus: Seller may provide readjustment (in excess of that normally required on new apparatus) of apparatus associated with relocated or rewired circuits.
Cross-Connections (Other than to Outside Cable Terminations): Seller may run or rerun permanent cross-connections in accordance with revised cross-connection lists furnished by Customer.
Handling, Packing, Transportation and Disposition of Removed and Surplus Customer Equipment: Seller may pack, transport, and dispose of surplus and removed Customer equipment as agreed by the Parties.
Premium Time Allowances and Night Shift Bonuses: Seller may have its Services personnel work premium time and night shifts to the extent that Seller may deem such to be necessary to effect the required coordination of installing and testing operations or other Services because of Customer’s requirements.
Emergency Lighting System: Seller may provide new emergency lighting system (other than the original ceiling mounted stumble lighting) to satisfy illumination and safety needs of Products of certain heights.
4.5 WORK DONE BY OTHERS
If Customer or its other vendors or contractors fail to timely complete the Site readiness, or if Customer’s or its other vendors’ or contractors’ work interferes with Seller’s performance, Seller promptly shall so notify Customer and, if appropriate under the circumstances, Seller may initiate a Change Order in order to extend on a day-for-day basis the scheduled completion date of Seller’s Services under the applicable Purchase Order as reasonably necessary to compensate for such delay or interference.
4.6 SELLER’S RIGHT TO RE-DEPLOY RESOURCES
If, in connection with its obligation to perform Services under this Agreement, Seller has allocated engineering, installation and/or other resources to such performance and Customer or its contractor fails to perform or delays performance of Customer’s obligations that are pre- conditions to the completion of Seller’s performance, or Customer or its contractor interferes with Seller’s performance, the scheduled completion date of Seller’s performance shall be extended as necessary to compensate for such delay, failure or interference. Customer shall promptly notify Seller whenever it anticipates or experiences such a delay, failure or interference. If such delay, failure, or interference continues for *** or more, Seller shall have the right to de-mobilize and re-deploy to other work any or all of its resources idled by such a delay, failure or interference. If Seller does de-mobilize and re-deploy its resources, Seller will re-mobilize its resources to continue with its performance under this Agreement within a commercially reasonable time after Customer or its contractor completes Customer’s obligations and Customer has notified Seller of such completion.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

4.7 SERVICES WARRANTIES
          (a) General. Seller warrants to Customer that all Services will be performed in a professional, careful and workmanlike manner and in accordance with Seller’s Specifications, those specifications referenced in the Purchase Order and/or in accordance with accepted practices in the telecommunications industry and the community in which such Services are performed, using material free from defects except where such material is provided by Customer. The Warranty Period for a particular Service will be set forth in the applicable statement of work. If the statement of work does not specify a Warranty Period, then the Warranty Period for the Service described there will be *** from the date on which the Service has been completed and accepted by Customer. If Services are not performed in accordance with the provisions of this Section, and if Customer so notifies Seller within the applicable Warranty Period, Seller shall correct the defective or nonconforming Service without charge within a reasonable period of time thereafter. If not corrected within such reasonable period of time after Customer’s notice, Seller shall issue a credit to Customer equal to the amount paid by Customer for the defective or non- conforming Services.
          (b) Disclaimer. THE SERVICES WARRANTIES SET FORTH ABOVE OR ELSEWHERE IN THIS AGREEMENT OR IN ANY WRITING SIGNED BY AUTHORIZED REPRESENTATIVES OF BOTH PARTIES ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER EXPRESS AND IMPLIED WARRANTIES INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. EXCEPT AS PROVIDED IN THIS SUBSECTION, CUSTOMER’S SOLE AND EXCLUSIVE REMEDY FOR BREACH OF SUCH WARRANTIES SHALL BE SELLER’S OBLIGATION TO MAKE CORRECTIONS OR GIVE A CREDIT AS SET FORTH ABOVE IN THIS SECTION. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IF SELLER FAILS TO CORRECT OR CREDIT AS SET FORTH ABOVE WITHIN A REASONABLE TIME PERIOD, CUSTOMER MAY, AT ITS OPTION, DECLARE A SELLER EVENT OF DEFAULT.
          (c) Additional Warranties. The Parties may negotiate additional Services-related warranties on a case-by-case basis.
ARTICLE V
ENTIRE AGREEMENT AND EXECUTION
5.1 ENTIRE AGREEMENT
Attachments A through M are attached to this Agreement and incorporated by this reference. The terms and conditions contained in this Agreement, any subordinate agreements, and Purchase Orders accepted pursuant to this Agreement or any subordinate agreement supersede all prior oral or written understandings between the Parties with respect to the subject matter thereof and constitute the entire agreement of the Parties with respect to such subject matter. Such terms and
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

conditions shall not be modified or amended except by a writing signed by authorized representatives of both Parties.
5.2 TERMINATION OF EXISTING AGREEMENT
Except as expressly provided in this Section and in Attachments A and C, the 2002 Contract shall terminate as of the Effective Date and have no further force or effect. From and after the Effective Date, all products and licensed materials acquired by Customer pursuant to the 2002 Contract shall be treated as Products and Licensed Materials acquired under this Agreement and shall be subject in all respects to the terms and conditions of this Agreement; provided, however, that: (a) any warranty periods set forth in the 2002 Contract shall be applicable to the products and licensed materials purchased or licensed thereunder; (b) the prices, discounts and credits set forth in this Agreement shall not retroactively apply to the products, licensed materials and services purchased, licensed, delivered and performed under the Existing Agreement prior to the Effective Date;, ***; and (d) all amounts due to Seller under the 2002 Contract (whether or not invoiced and whether or not disputed) will continue to be owed under this Agreement. Purchase Orders for services placed by Customer under the 2002 Contract will be deemed to have been placed under this Agreement to the extent the services will be performed on or after the Effective Date, and the terms and conditions of this Agreement shall govern the rights, duties and obligations of the Parties with respect to such services performed on or after the Effective Date, and shall replace and supersede the terms and conditions of the 2002 Contract with respect thereto. The terms and conditions of the 2002 Contract will continue to govern the rights, duties and obligations of the Parties to the extent that services were performed under such Purchase Orders prior to the Effective Date of this Agreement. All Information disclosed by the Parties under the Existing Agreement shall remain subject in all respects to the terms and conditions thereof.
(signature page follows)
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

          IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

METROPCS WIRELESS, INC.		LUCENT TECHNOLOGIES INC.

By:	/s/ Roger D. Linguist	By:	/s/ Steven R. Marino
Name:	Roger D. Linguist	Name:	Steven R. Marino
Title:	Pres. & CEO	Title:	CTVP
Date:	June 6, 2005	Date:	June 6, 2005
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

DRAFT — Subject to legal review and approval by the Parties
Attachment A
*** PRICING
1. GENERAL
***
With respect to Products, Licensed Materials and Services not specifically identified in this Attachment, the Parties agree to negotiate prices for such Products, Licensed Materials and Services in good faith and agree in writing on such prices. Notwithstanding, the following are not included in the Attachment A pricing:
▪	Taxes, domestic transportation, hauling, hoisting, and warehousing;

▪	Engineering site visits (if required);

▪	Extraordinary installation items — helicopters, cranes, etc.;

▪	Power/battery plant, additions, growth and or replacements;

▪	Transmission/networking equipment, additions, growth and or replacement;

▪	Antennas/tower, additions, growth modifications;

▪	Building modifications/construction;

▪	Optional hardware items associated with select Lucent Software (e.g. OTA, SMS,AutoPace, billing platforms, etc.);

▪	All charges associated with non-Standard Intervals;

▪	Any other items not specifically quoted in this Attachment.
Unless Attachment C applies, pricing for Products and Licensed Materials not listed in Attachment A will (a.) not exceed pricing for Products and Licensed Materials listed in Attachment A (taking into consideration all applicable discounts and incentives) that are substantially similar in Fit, Form, Function, and capacity; and (b.) ***.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

1

DRAFT — Subject to legal review and approval by the Parties
2. EXISTING MARKET AND NEW MARKET PRICING
EXISTING MARKETS
***
NEW MARKETS
***
New Market Pricing
***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

2

DRAFT — Subject to legal review and approval by the Parties
***
3. ***

PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

3

DRAFT — Subject to legal review and approval by the Parties
***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

4

DRAFT — Subject to legal review and approval by the Parties
***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

5

DRAFT — Subject to legal review and approval by the Parties
4.	PRODUCT CATEGORIES
A.	NEW MARKET PRICING
i.	Base Station Pricing

ii.	Flexent Mobility Manager (FMM) Pricing

iii.	Access Manager (ECP OMP-FX) Pricing

iv.	Messaging Pricing
B.	EXISTING MARKET PRICING
i.	Base Station Pricing

ii.	5ESS / Flexent Packet Switch (FPS) Pricing

iii.	Flexent Mobility Manager (FMM) Pricing

iv.	Access Manager (ECP / OMP-FX) Pricing

v.	FMS-Based EVDO Radio Network Controller (RNC) Pricing

vi.	FBP — EVDO Radio Network Controller (RNC) Pricing

vii.	Gateway and Lucent SoftSwitch Pricing (viib. — Lucent Network Controller and Lucent Network Gateway Pricing)

viii.	Optional Software & BRSS (Base Release System Software) Pricing

ix.	PDSN Data Equipment Pricing

x.	Juniper Equipment Pricing

xi.	Riverstone Equipment Pricing

xii.	Dorado Pricing

xiii.	ATM Soft Handoff (SHO) and Integrated Network Solutions (INS) Pricing

xiv.	Wireless Intelligent Network (WIN) Pricing

xv.	Messaging Pricing

xvi.	NOS Pricing

xvii.	Training Pricing

xviii.	Documentation Pricing

xix.	Services Pricing
Appendix 1 Dorado Pricing
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

6

DRAFT — Subject to legal review and approval by the Parties
4.A NEW MARKET PRICING
For New Markets, the following pricing will be honored for the Initial Term per the provisions listed herein as well as in Sections 1, 2 and 3 above. For any Product or Software not specifically denoted in Section 4.A New Market Pricing below, the Existing Market pricing as defined in Section 4.B will apply.
i. Base Station Pricing:
Discount Table

Material	Standard	Spares	Net Effective
Modcells	***	***	***
Channel Elements	***	***	***
Power / Batteries	***	***	***
***
***

***	***
***	***
***	***
***	***

New Market Modcell 4.0b Primary 1st Carrier / 3 Sector (6 sector capable) w/	Mod 4.0b
Duplex Filters:	PC
***	***
***	***

***	***
***	***

Total Model Price	***

New Market 2nd Carrier Growth w/ no
additional Battery back-up:	Mod 2.0	Mod 3.0	Mod 4.0b	C4.0
***			***
***			***
***			***
***			***

Total Model Price	Not offered	Not offered	***	Not offered

New Market 3rd Carrier Growth w/ no
additional Battery back-up:	Mod 2.0	Mod 3.0	Mod 4.0b	C4.0
***			***
***			***
***			***
***			***

Total Model Price	Not offered	Not offered	***	Not offered
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

7

DRAFT — Subject to legal review and approval by the Parties
NEW MARKETS PRICING

New Market 4th Carrier Growth w/ no
additional Battery back-up:	Mod 2.0	Mod 3.0	Mod 4.0b	C4.0
***			***
***			***
***			***
***			***

Total Model Price	Not offered	Not offered	***	Not offered

New Market 5th Carrier Growth on 4.0b PC:	Mod 2.0	Mod 3.0	Mod 4.0b
***			***
***			***
***			***
***			***

Total Model Price	Not offered	Not offered	***

New Market 6th Carrier Growth on 4.0b PC:	Mod 2.0	Mod 3.0	Mod 4.0b
***			***
***			***
***			***
***			***

Total Model Price	Not offered	Not offered	***
New Market 7th - 11th Carrier Growth Kits for Modcell 4.0b will be Priced at ***

New Market 7th Carrier Growth Modcell 4.0 Growth Cabinet for 4.0	Mod 4.0
Primary Cabinet:	GF-1
***	***
***	***
***	***
***	***
***	***

Sub-Total	***
***	***

Total Model Price	***

New Market 8th Carrier Growth on 4.0 GF-1	with	with	with
with a 4.0 PC:	Mod 2.0 PC	Mod 3.0 PC	Mod 4.0 PC
***			***
***			***
***			***
***			***

Total Model Price	Not offered	Not offered	***

New Market 9th Carrier Growth on 4.0 GF-1 with a 4.0	with	with	with
PC:	Mod 2.0 PC	Mod 3.0 PC	Mod 4.0 PC
***			***
***			***
***			***
***			***

Total Model Price	Not offered	Not offered	***
New Market 10th and llth Carrier Growth Kits on 4.0 will be Priced as those Growth Kits listed above.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

8

DRAFT — Subject to legal review and approval by the Parties
NEW MARKETS PRICING

New Market 2nd V4 BTS w/ 2 3G1X Cxr and 1	Mod 2.0 &			Redeployed
EVDO Cxr (B2B) Note :	Mod 3.0	C4.0	Mod 4.0	Price
***			***	***
***			***	***
***			***	***

Total Model Price	Not offered	Not offered	***	***
Note: ***
ii. Flexent Mobility Manager (FMM) Pricing:
     Discount Table

Material	Standard	Spares	Net Effective
Initial Launch New Market FMM HW	***	***	***
Initial Launch New Market FMM SW	***	***	***
Power	***	***	***
***

iii. Access Manager (ECP/ OMP-FX) Pricing:
     Discount Table

Material	Standard	Spares	Net Effective
Initial Launch New Market Axmgr	***	***	***
Power	—	—	***
iv. Messaging Pricing:
Please refer to Attachment L for Messaging pricing.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

9

DRAFT — Subject to legal review and approval by the Parties
4.B EXISTING MARKET PRICING
i. Base Station Pricing
Discount Table

Material	Standard	Spares	Net Effective
Modcells	***	***	***
Channel Elements	***	***	***
Power / Batteries	***	***	***
•	***
***

***	***
***	***
***	***
***	***
Modcell 3.0 / 4.0 / 4.0b Primary & Modcell 2.0 / 3.0 / 4.0 / 4.0b Growth Kit Pricing:
***

***

***

***

***

***

Modcell 4.0 / 4.0b Primary 1st Carrier / 3 Sector w/ Duplex Filters:	Mod4.0/4.0bPC
***	***
***	***

Sub-Total	***
***	***

Total Model Price	***

Modcell 3.0 Primary 1st Carrier / 3 Sector w/
Duplex Filters:	Mod 3.0 PC
***	***
***	***

Sub-Total	***
***	***

Total Model Price	***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

10

DRAFT — Subject to legal review and approval by the Parties
EXISTING MARKETS PRICING

Mod 4.0
Compact Modcell 4.0 Primary 1st Carrier / 3 Sector w/ Duplex Filters:	Compact PC
***	***
***	***

Total Model Price	***

2nd Carrier Growth w/ no additional
Battery back-up:	Mod 2.0	Mod 3.0	Mod 4.0/ 4.0b	C4.0
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

Total Model Price	***	***	***	***

3rd Carrier Growth w/ no additional Battery back-up:	Mod 2.0	Mod 3.0	Mod 4.0/ 4.0b	C4.0
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

Total Model Price	***	***	***	***

4th Carrier Growth w/ no additional Battery back-up:	Mod 2.0	Mod 3.0	Mod 4.0/ 4.0b	C4.0
***			***
***			***
***			***
***			***

Total Model Price	Not offered	Not offered	***	Not offered

4th Carrier Growth Modcell 4.0 Growth Cabinet for	Mod 4.0
2.0 Primary Cabinet:	GF-1
***	***
***	***
***	***
***	***
***	***

Sub-Total	***
***	***

Total Model Price	***

4th Carrier Growth Modcell 4.0 Growth Cabinet for	Mod 4.0
3.0 Primary Cabinet:	GF-1
***	***
***	***
***	***
***	***
***	***

Sub-Total	***
***	***

Total Model Price	***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

11

DRAFT — Subject to legal review and approval by the Parties
EXISTING MARKETS PRICING

5th Carrier Growth on 4.0 / 4.0b PC or on 4.0	with	with
GF-1 with 2.0 PC / 3.0 PC:	Mod 2.0 PC	Mod 3.0 PC	Mod 4.0 /4.0b
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

Total Model Price	***	***	***

	with	with
5th Carrier Growth on 2.0 GF-1 or 3.0 GF-1:	Mod 2.0 PC	Mod 3.0 PC
***	***	***
***	***	***
***	***	***
***	***	***

Total Model Price	***	***

6th Carrier Growth on 4.0 / 4.0b PC or on 4.0 GF-1	with	with
with 2.0 PC / 3.0 PC:	Mod 2.0 PC	Mod 3.0 PC	Mod 4.0 / 4.0b
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

Total Model Price	***	***	***

	with	with
6th Carrier Growth on 2.0 GF-1 or 3.0 GF-1:	Mod 2.0 PC	Mod 3.0 PC
***	***	***
***	***	***
***	***	***
***	***	***

Total Model Price	***	***
7th — 11th Carrier Growth Kits for Modcell 4.0b will be Priced at ***.

Mod 4.0
7th Carrier Growth Modcell 4.0 Growth Cabinet for 4.0 Primary Cabinet:	GF-1
***	***
***	***
***	***
***	***
***	***

Sub-Total	***
***	***

Total Model Price	***

7th Carrier Growth on	with	with
4.0 GF-1 with a 2.0 PC or 3.0 PC:	Mod 2.0 PC	Mod 3.0 PC
***	***	***
***	***	***
***	***	***
***	***	***

Total Model Price	***	***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

12

DRAFT — Subject to legal review and approval by the Parties
EXISTING MARKETS PRICING

8th Carrier Growth on 4.0 GF-1 with a 2.0 PC /	with	with	with
3.0 PC/ 4.0 PC:	Mod 2.0 PC	Mod 3.0 PC	Mod 4.0 PC
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

Total Model Price	***	***	***

9th Carrier Growth on 4.0 GF-1 with a 2.0 PC / 3.0	with	with	with
PC/ 4.0 PC:	Mod 2.0 PC	Mod 3.0 PC	Mod 4.0 PC
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

Total Model Price	***	***	***
10th and 11th Carrier Growth Kits on 4.0 will be Priced as those Growth Kits listed above.

			Mod 4.0 and	Redeployed
V3 for 2nd Half of BTS w/ 1 3G1X Cxr (B2B):	Mod 2.0	Mod 3.0	C4.0	Price
***		***		***

Total Model Price	Not offered	***	Not offered	***
Note: ***

Modcell 4.0 EVDO Carrier Upgrade Note:	Mod 2.0	Mod 3.0	Mod 4.0	C4.0
***	***	***	***	***
Note: ***
6-Sector Upgrade Not to Exceed Price

Modcell 4.0b 6-Sector Upgrade (3G1X voice only,
up to 3 Cxrs) with 64 CE + RTUNote :	Mod 2.0	Mod 3.0	Mod 4.0	C4.0
***	***	***	***	***
Note: Applicable only to those Modcell 4.0b’s shipped as 6-sector capable. Software will be available in June of 2006.
Notwithstanding anything contained herein to the contrary, Seller is committed to develop and deliver with general availability in commercially reasonable quantities 6-sector 3G1X voice-only upgrades for up to 3 carriers in a Modcell 4.0b cabinet by June 30, 2006, provided Customer cooperates with Seller to conduct the FOA for such upgrade in a timely manner.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

13

DRAFT — Subject to legal review and approval by the Parties
EXISTING MARKETS PRICING

Modcell 4.0b 6-Sector EVDO Upgrade
with 64 CE + RTU (single carrier) Note:	Mod 2.0	Mod 3.0	Mod 4.0	C4.0
***	***	***	***	***
Note: Applicable only to those Modcell 4.0b’s shipped as 6-sector capable. Software will be available upon GA of November 30, 2006.
Notwithstanding anything contained herein to the contrary, Seller is committed to develop and deliver with general availability in commercially reasonable quantities 6-sector single carrier, EvDo upgrades in a Modcell 4.0b cabinet by November 30, 2006, provided Customer cooperates with Seller to conduct the FOA for such upgrade in a timely manner.
EVDO Revision 0 to EVDO Revision A Upgrade Pricing
***
***
Please note the following:
-	***

-	Pricing based on current product roadmap and does not constitute a commitment by Seller to produce, develop, make available, or manufacture IA.

-	Customer responsible for IA antenna, miscellaneous cabling, and other potential items required for IA upgrade
The product roadmaps outlined above for: (1) EVDO Rev A, and; (2) Intelligent Antenna are provided by Seller solely to inform Buyer of Seller’s current plan of record for the relevant product(s) and both parties to this Agreement hereby agree that such information does not form a commitment of any kind on either party in relation to this Agreement but represents Seller’s good faith estimate as of the Effective Date. The terms and conditions, including pricing, of any features or functionalities that may be described in the product roadmap that are ultimately released, made generally available, or provided under this or subsequent agreements are subject to future negotiations and future agreement on the terms and conditions which would govern any sale. There are no penalties, liquidated damages or other remedies associated with changes to the
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

14

DRAFT — Subject to legal review and approval by the Parties
EXISTING MARKETS PRICING
product roadmap including cancellation of any specific feature or functionality or delay in the timing of development.

Channel Element (CE) Pricing:
***	***
***	***
***	***
***	***
***	***

Kits to Maintain 4 Hour Battery Backup			QUANTITIES
Description	List	Net	3S1C	3S2C	3S3C	3S4C	3S5C	3S6C
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***
			***	***	***	***	***	***
TOTAL Incremental List Price				***	***	***	***	***
TOTAL Net Incremental Price			***	***	***	***	***	***

*Note: ***
ii. 5ESS / Flexent Packet Switch (FPS) Pricing:
      Discount Table

Material	Standard	Spares	Net Effective
5ESS / FPS	***	***	***
Power	—	—	***
***
•	***

•	***
iii. Flexent Mobility Manager (FMM) Pricing:
      Discount Table

Material	Standard	Spares	Net Effective
FMM HW	***	***	***
FMM SW	***	***	***
Power	—	—	***
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DRAFT — Subject to legal review and approval by the Parties
EXISTING MARKETS PRICING
iv. Access Manager (ECP / OMP-FX) Pricing:
     Discount Table

Material	Standard	Spares	Net Effective
Axmgr	***	***	***
Power	—	—	***
v. FMS Based — EVDO Radio Network Controller (RNC) Pricing:
     Discount Table

Material	Standard	Spares	Net Effective
FMS Based RNC HW	***	***	***
FMS Based RNC SW	***	***	***
Power	—	—	***
vi. FBP — EVDO Radio Network Controller (RNC) Pricing:
     ***
     Discount Table

Material	Standard	Spares	Net Effective
FBP Based RNC HW	***	***	***
FBP Based RNC SW	***	***	***
Power	***	***	***
Note: Requires OMC-RAN.
vii. Gateway and Lucent Soft Switch Pricing:

		Unit List	Unit Net
Comcode	Product Description	Price	Price	Discount
300724218	VOICE MAIL INTERFACE ACCESSORY PACK	***	***	***
300724283	PLEXVIEW ADVANCED TRAFFIC COLLECTION SW	***	***	***
300724366	PLEXUS 9000 CUSTOMER DOC CDROM	***	***	***
300724374	PLEXVIEW EMS DOCUMENTATION CDROM	***	***	***
300724382	PLEXVIEW BILLING & TRAFFIC COLLECTION G	***	***	***
300741238	PLEXVIEW FLOW-THRU PRO & PM XML API	***	***	***
300724317	PLEXVIEW AMA PLUS BILLING SW	***	***	***
300723541	P9000 CHASSIS & COMM EQUIP PROTECT W/SP3	***	***	***
300723590	8XDS3/STS-1 IOM WITH TONE DETECT	***	***	***
300723657	8XDS3/STS-1 PROTECT IOM, W/TONE DETECT	***	***	***
300723897	PLEXUS OPERATING S/W	***	***	***
300723913	SS7 S/W PKG	***	***	***
300723947	TDM TRUNK INTERFACE FEATURE PKG	***	***	***
300724036	ENHANCED ROUTING S/W PKG	***	***	***
300724127	IS-41D GATEWAY MSC SW FEATURE PKG	***	***	***
300724184	SMDI FEATURE PKG	***	***	***
300724242	PLEXVIEW ELEMENT MANAGER LICENSE	***	***	***
300724291	PLEXVIEW ADV REPORTING NAMED USER LICEN	***	***	***
300729688	DS1 IOM KIT, 87-1002-A	***	***	***
300724259	PLEXVIEW S/W BUNDLE PER EMS SERVER	***	***	***
300724267	PLEXVIEW ADVANCED REPORTING SW PER EMS	***	***	***
Maintenance for LCS Gateway products will be charged on a per configuration basis.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

16

DRAFT — Subject to legal review and approval by the Parties
EXISTING MARKETS PRICING
viib Lucent Network Controller and Lucent Network Gateway:
Pricing for the LNC and LNG shall be negotiated in good faith by the Parties at a later date.
viii. Optional Software & BRSS (Base Release System Software) Pricing:
***
ix.	PDSN Data Equipment Pricing:
     Discount Table

Material	Standard	Spares	Net Effective
PDSN, including AAA SW	***	***	***
Power	***	***	***
x. Juniper Equipment Pricing
     Discount Table
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

17

     DRAFT — Subject to legal review and approval by the Parties
EXISTING MARKETS PRICING

Material	Standard	Spares
Hardware	***	***
Software	***	***
xi. Riverstone Equipment Pricing
     Discount Table

Material	Standard	Spares
Hardware	***	***
Software	***	***
xii. Dorado Pricing
     Please see Appendix 1 for current Dorado Price Book.
▪	***

▪	Dorado items are orderable with Juniper and/or Riverstone and Lucent gear

▪	All Customer requests for Dorado Quotes must go through the current quoting process.
xiii. ATM SHO and Integrated Network Systems (INS) Pricing
     Discount Table

Material	Standard	Spares
PSAX 4500	***	***
CBX 500 Hardware	***	***
CBX 500 RTU Fees	***
CBX 3500 Hardware	***	***
CBX 3500 MX0X RTU Fee	***
CBX 3500 Other RTU Fees	***
     Pricing for other INS materials shall be negotiated in good faith by the Parties at a later date.
xiv. Wireless Intelligent Network (WIN) Pricing:
     Discount Table

				OI
Material/Software/Service	List	Spares	Net Effective	Comcode
ECS 900 4 Tl Channelized Links Platform Software RTU	***		***	300538014
ECS 900 Base Configuration (1 Media Unit)	***		***	300517828
ECS 900 Base Spares	***	***	***	300568722
eCS 900 Telecom Server Chassis e/q with 4 Tl Channelized Links distributed over 2 Telecom Server Units. (These 4 Tl Channelized Links equate to 32 low speed SS7 links).	***		***	300517901 300517877
ECS, Release 24 Operating System & Utilities RTU	***		***	300567641 300567658
ECS900 SRU (per eCS)	***		***	300703188
eMRS SRU (per eMRS)	***		***	300703600
ESM SRU (J6750)	***		***	300703196
eSM, RTU for up to 10 AHE/MAS connections			***	300570728
LICENSE, RIGHT TO USE (per subscriber), eCS R24, ANSI-41 SHLR 9.0 & Authentication Center (AC)	***		***	300723194 300723160 300723111 300723061 300723111
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18

DRAFT — Subject to legal review and approval by the Parties
EXISTING MARKETS PRICING

				OI
Material/Software/Service	List	Spares	Net Effective	Comcode
LICENSE, RIGHT TO USE, SHLR 8.0 or Later, Support MiRing (per sub)	***		***	300723012
Lucent IN Applications SRU (MiRing & SHLR, 1 million to 5 million subscribers) (per subscriber)	***		***	300703519
MiRing subscriber-RTU (per 1,000 subscriber RTU)	***		***	300689494
R24 eServices Intelligent Network On-line Platform Documentation CD Rom	***		***
SHLR Integration (eCS 900, eSM) for possible second pair expansion	***		***	300427499
SOFTWARE, ON TAPE, eCS R24, SHLR 9.0 - New Install	***		***	300589629
Spare 8GB Fully Populated Factory System Tested Memory Board (eCS 900)	***	***	***	300538089
Spare, SCSI 36GB Boot disk	***	***	***	300707486
SRU Integration Services (SHLR solution applications)	***		***	300427499
SRU Integration Services (SHLR solution platforms)	***		***	300427499
LICENSE, RIGHT TO USE, SHLR 8.0 or Later, Over The Air Parameter Administration (OTAPA) (per 1,000 subscribers)	***		***	300722980
RTU R23 - R24 - SNMP OA&M Data Collection Interface	***		***	300570074
SW & RTU for Performance Engineering Tools R24	***		***	300566684
HARDWARE KIT FOR EMRS R24,R25, SUNBLADE LMT+ REFR WS WITH ONE MONITOR	***		***	300787512
EQMT TO PROVIDE FOR BASE CABINET PLUS FIRST EMRS CHASSIS PROVISIONING (TS1) AND SECOND EMRS UNIT AT TS0, 30 INCH DEEP CABINET	***		***	300679735
SL-CAB-HWKIT, 30INCH,eMRS	***		***	300679776
FI-CAB-BASE, 30INCH,eMRS	***		***	300679719
FRAMEWORK, ASSEMBLY, WIRING & COMMON EQUIPMENT TO PROVIDE ONE COMPACT PCI 30 INCH EMRS CABINET FOR FIRST EMRS CHASSIS PROVISIONING (TS1)	***		***	300679727
CIRCUIT PACK, QUAD SS7 INTERFACE CARD AND Tl PORTS (408385482)	***	***	***	300326857
CIRCUIT PACK, CPU, DUAL P3, 1Ghz CPU (408786895); CIRCUIT PACK, CPU 1Ghz — RTM (408790186)	***	***	***	300590551
CIRCUIT PACK, ALARM BOARD2 (408802312)	***	***	***	300590759
CIRCUIT PACK, MEDIA BAY MODULE (408403715)	***	***	***	300288271
SPARE, CIRCUIT PACK, SCSI DATA DISK DRIVE, 36GB	***	***	***	300736790
CIRCUIT PACK, POWER ENTRY MODULE (408403681)	***	***	***	300288255
NMS CG6500 8-span El/71 VOIP board card, 2 10/100BaseT Network I/O (note: comcode 300590676 maps into 408781029-front card & 408761153 -RTM card in the eMRS H400-717 drawing)	***	***	***	300590676
CIRCUIT PACK , MULTI-FUNCTION SYSTEM I/O CARD, ETHERNET CARD AND SCSI INTERFACE CARD (408641744); CIRCUIT PACK, MFIO — RTM (408532232)	***	***	***	300326832
eSM, RTU for 20K TPH performance	***		***	300278173
eSM, RTU for up to 10 eMRS connection	***		***	300277951
eSM, RTU for 4 eCS/SCP connection	***		***	300278058
eSM, RTU for 50K TPH performance	***		***	300278207
Tl Channelized Links Spare	***	***	***	300618964
Note: ***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

19

DRAFT — Subject to legal review and approval by the Parties
EXISTING MARKETS PRICING
xv. Messaging Pricing:
     Please refer to Attachment L for Messaging pricing.
xvi.	NOS Pricing:
     Order Information:

				Term of
	Order		Comcode # and other Description	Service or			Extended
	Type	Comcode #	(E.g. Level of Support, Upgrades Included, etc.)	License	Qty	Fee	Fee
1	SW	108375494	NetminderNTP RTU (One time Right-to-use) Software License List Price: *** per MSC MetroPCS Discount Price *** per MSC	One time	1	*** ***	*** ***
2	Training	OS3326	OS3326 NTP System User & Administration Training (4 days, 8 students) Instructor T&L not included	One time	1	***	***
3	SW	300660834	3rd Party SW: Times Ten (one per server)	One time	1	***	***
4	SW	300660842	3rd Party SW: Borland VisiBroker (one per server)	One time	1	***	***
5	SW	300660826	3rd Party SW: NTP Oracle RTU per CPU	One time	1	***	***
6	PS	108087289	LWS Services: IPA, install, configuration (one server)	One time	1	***	***
7	Annual Maint.	300012655	24X7 RTS-Remote Technical Support, (includes Software Updates, Upgrade for Core, Web Site Access) ***	annual	1	***	***
Term for Software Support Services: Any Software support Service charges stated herein shall have an initial, non-cancelable term of ***, commencing upon the delivery of the Software (“Initial Support Term”). Software support Services will be provided in accordance with Seller’s standard Statement of Work (SOW) for such Services. Customer may access and view these SOWs and their associated terms and conditions at Seller’s web site address www.lucent.com/support.
Seller Hardware: In the event that the Software is utilized on Seller-provided server Products, Customer will provide Seller with reasonable access for installation and maintenance of Seller-owned Products and Customer agrees that title to such Product will remain with Seller at all times. Upon termination of the license utilizing Seller owned Products, Customer shall return such Products to Seller within 15 days of such termination or Seller may invoice, and Customer shall pay, the then current value of the Products retained.
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DRAFT — Subject to legal review and approval by the Parties
EXISTING MARKETS PRICING
xvii. Training Pricing:
Training will be provided in accordance with Seller’s standard training program at then-current rates. For more information please refer to Attachment B. A BP99-Form will need to be filled out from time to time.
xviii. Documentation Pricing:
Documentation will be provided in accordance with Seller’s standard documentation program at then-current rates. For more information please contact CIC 888-582-3688 or www.lucentdocs.com.
Customer Code = DK
xix. Services Pricing:
Please refer to Attachment J for Services pricing.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

21

DRAFT — Subject to legal review and approval by the Parties
APPENDIX 1 — DORADO PRICING
***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

22

DRAFT — Subject to legal review and approval by the
Parties APPENDIX 1 — DORADO PRICING
***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

23

DRAFT — Subject to legal review and approval by the Parties
APPENDIX 1 — DORADO PRICING
***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

24

Attachment B
TRAINING
1. Introduction
Lucent training courses (the “Training Courses”) are developed in accordance with systematic training development processes. The Training Courses are combined into a comprehensive training program that is oriented toward job functions associated with operating and managing various Products and Software sold by Lucent. The Training Courses utilize classroom lectures with audio/video training aids, PC-based training, and/or practical hands-on experience to assure that students acquire theoretical as well as practical knowledge.
2. Training ***
a. ***
b. Training will consist of Lucent’s standard training for Customer’s personnel in the planning for and operation and maintenance of Products and Software provided under the Agreement. ***
3. Training Courses
The Training Courses for which Customer shall be eligible, based upon Customer’s current Product and Software demands, shall be those set forth in the course description schedule set forth below in this Attachment B (the “Course Description Schedule”). From time to time during the Term, Lucent may offer to Customer new or different Training Courses which are not identified on the Course Description Schedule. In such event, Lucent shall provide Customer with a list of the new or different Training Courses at the time such Training Courses become generally available to Lucent’s customers. In the event that Customer purchases (or licenses, in the case of Software) other Products or Software during the Term for which Lucent provides Training Courses, Lucent shall provide Customer with a list of such available Training Courses at the time of Lucent’s delivery of the Product or Software. The Course Description Schedule
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

1

shall be amended once annually, on or before December 1st of the then-current year of the Term, to identify any new or different Training Courses for which Customer shall be eligible.
4. Training Contact Information
Website:
Customer has the option to access an up-to-date list of Training Courses available for Products and Software and register for training by accessing the following website: https://training.lucent.com/SabaWeb
Open Enrollment Classes (Lucent Training Facility):
***
Customer Site Training and Scheduling Training:
Tamara Birdsong (Lucent Training Coordinator)
Phone: ***
Email: ***
5. Training Terms and Conditions
a. The following terms and conditions apply to Training Courses provided either at a Lucent training center or at a Customer location:
(1) The price for the Training Course includes all tuition and standard course materials.
(2) Student requests for Lucent’s training publications will be satisfied from materials that are included in the Training Course. Requests for materials involving Products not included in the Training Course will be forwarded to both Customer’s representatives and the Lucent Account Executive for negotiation. The cost of non-Lucent training publications will be the student’s responsibility.
(3) All training will be conducted in English. Written materials will be provided in English.
(4) If an interpreter is necessary, the length and cost of the training may increase; any such increases shall be identified by Lucent in advance.
(5) Scheduled Training Courses can be cancelled by Customer fifteen (15) calendar days in advance of the start of such Training Course without any Customer liability for such cancellation. Except for cancellations caused by events beyond Customer’s reasonable control, cancellations that occur five (5) to fourteen (14) calendar days before the start of a Training Course will result in a cancellation fee to Customer ***; provided, however, that if Seller is able to secure attendance by another person to fill such seat, there will be no cancellation fee. Except for cancellations caused by events beyond Customer’s reasonable control, cancellations that occur zero (0) to five (5) calendar days before the start of a Training Course will result in a cancellation
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

2

fee to Customer of *** for such Training Course; provided, however, that if Seller is able to secure attendance by another person to fill such seat, there will be no cancellation fee. Cancellation fees shall first be deducted from Customer’s Training Credits. In the event that Customer has insufficient Training Credits to cover all cancellation fees, Customer shall pay Lucent the balance.
(6) Lucent’s Training Courses are constantly being revised and updated; therefore, the duration, pricing and exact content of the Training Course may change from those described in this Attachment B, including in the Course Description Schedule.
b. The following additional terms and conditions shall apply to Training Courses conducted only at a Lucent training center location (“Lucent Training Center”):
(1) Student manuals are part of the tuition and become the property of the student upon completion of the applicable Training Course. All training aids, classroom documentation, software, and equipment owned and supplied by Lucent will remain Lucent’s property upon completion of the applicable Training Course.
(2) A minimum class size of eight (8) students is required to schedule a Customer-dedicated hands-on class. A minimum class size of twenty (20) students is required to schedule a Customer-dedicated, lecture-only class conducted at a Lucent Training Center. If Customer does not wish to schedule a dedicated class, the designated number of students will be placed in existing classes.
(3) Customer will be responsible for all student lodging and living expenses and all international, inter-city transportation, and transportation from the place of lodging to the training site unless otherwise stated. Lucent will assist in the logistics of obtaining lodging, and will also assist students in arranging transportation from the airport to the place of lodging.
(4) The schedules at Lucent’s Training Centers vary from five (5) to six (6) days a week, eight (8) hours per day. Students will be expected to attend classes as scheduled at the Lucent Training Center. This may include additional hours as may be required to maintain the progress of a given class.
(5) Customer should be aware that circumstances may dictate that days where no applicable training is offered (not including weekends) may occur during the duration of the student’s stay at a Lucent Training Center. There will be no tuition charge for non-training days; however, all student living expenses will be Customer’s responsibility.
(6) No training will be scheduled on holidays normally celebrated at the Lucent Training Center.
(7) If the students plan personal travel on days off, the Lucent Training Center would appreciate knowing their destination in case of emergency. The cost of personal travel is the responsibility of the student.
(8) All students will receive a student guide on the first day of the Training Course. Any additional training material is distributed at appropriate intervals during the Training Course.
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3

c. The following additional terms and conditions shall apply to Training Courses conducted only at a Customer location:
(1) Customer shall be required to provide suitable facilities and all the equipment necessary for on-site training (including test equipment). This equipment must be free of trouble and working, but not in service. Instructor time and related travel expenses will be required to set up Customer’s training site so that the equipment is configured like that in Lucent’s training lab and any related costs or fees to be paid by Customer therefor shall be fixed and set forth as separate line items in an agreed upon statement of work. This shall be required for each hands-on Training Course taught at Customer’s training site.
(2) Customer shall be responsible for all reasonable out-of-pocket instructor travel and living expenses, and the expenses associated with the shipping of Training Course material and equipment; provided, however, that such travel shall be at coach fares and Customer shall not be responsible for any entertainment expenses.
(3) ***
(4) Customer assumes the risk of loss, including theft and damage, to the Training Course-related equipment Lucent provides while such equipment is in the possession or control of Customer, but not during its delivery or transportation to Customer.
6. Prerequisites
It is assumed that the training population will have previous experience in, and possess a basic fundamental knowledge of, transmission and switching theory of operation. Further prerequisites are stated in the Training Course descriptions.
7. Training Implementation
a. An implementation plan for the training program will be developed after the Effective Date. This plan will identify the specific tasks that will be performed by Lucent (including recommended Training Courses) and the proper sequence in which to implement such tasks throughout the Term. Firm schedule dates for the Training Courses will be agreed to by the Parties after the Effective Date.
b. Special responsibilities and assumptions for the Parties with regards to training will also be noted in the implementation plan. This plan will assist in ensuring that operations are commenced and completed on time as required by the Agreement and will be mutually agreed to by Customer and Lucent.
8. Training Assumptions
Customer shall supply the personal computers associated with the PC-based training conducted on-site.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

4

9. Conflict
In the event there is any conflict between the terms and conditions of this Attachment B and the terms and conditions of Attachment A, this Attachment B shall control with respect to the Training Courses provided hereunder and Attachment A shall control for all other purposes.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

5

MOBILITY COURSE DESCRIPTION
CDMA — Switch Technician

Duration
Course Number	Course Description	and Media	Price
CORE PRODUCT/TECHNOLOGY

CL1000C/W Flexent™/AUTOPLEX® Wireless System Overview	***	***	*** ***

Overview of Flexent and CDMA Basestations (optional)	***	***	***

CL5601C/W Flexent Wireless Packet Networks Overview	***	***	*** ***

CL5110 Flexent Element Management System Overview Tutorial	***	***	***

LTD258M/W Understanding the Basics of Data Communications	***	***	*** ***

LTD257M/W Understanding TCP/IP Fundamentals	***	***	*** ***

CL1910 TCP/IP Fundamentals	***	***	***

LTD301M/W Understanding IP and Voice over IP	***	***	*** ***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

6

Duration
Course Number	Course Description	and Media	Price
UC1070 Fundamentals of UNIX	***	***	***

5ESS SWITCH/ECP

WS5M01 5ESS® DCS Maintenance: System Fundamentals	***	***	***

WS5M02 5ESS® Switch DCS Maintenance: AM and CNI	***	***	***

WS5M03 5ESS® Switch DCS Maintenance: CM Hardware	***	***	***

WS5M04 5ESS® Switch DCS Maintenance: SM Hardware	***	***	***

WS5M05 5ESS® Switch DCS Trunk Maintenance	***	***	***

WS5MO6 5ESS® DCS Maintenance: Office Database Maintenance	***	***	***

CL8005 Maintenance of the 5ESS® DCS for Flexent™/AUTOPLEX® Wireless System	***	***	***

CL8002 Flexent™/AUTOPLEX® Wireless Networks ECP — Complex Maintenance	***	***	***

CL8510 5ESS Switch CDMA Wireless Application for NAR	***	***	***

Flexent Mobility Manager/RNG Engineering

CL5500 FMS Mobility Server Overview	***	***	***

CL5501 Mobility Manager Application Processor (AP) OA&M	***	***	***

CL5502 Mobility Manager ROP OA&M:	***	***	*** ***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

7

Duration
Course Number	Course Description	and Media	Price
CL5503C/W Flexent Mobility Manager Database Management Systems (MM-DBMS) OA&M	***	***	***

CL5582 CDMA2000 1X Radio Network Controller OA&M	***	***	***

3G1X

CL3716 Overview of the 3G-1X Radio Access Network and Technology	***	***	***

CL3737 3G1X High Speed Packet Data Fundamentals	***	***	***

1XEV-DO

LTW541M/W 1X-EVDO Networks	***	***	***

CL5660C 1xEV-DO Radio Access System OA&M	***	***	***

CL5661 Flexent CDMA2000 1xEV-DO Radio Access System OA&M	***	***	***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

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Duration
Course Number	Course Description	and Media	Price
Translations

CL3630 Flexent/AUTOPLEX Wireless Networks Digit-Routing Translations	***	***	***

CL3631 Flexent/AUTOPLEX Wireless Networks Multiple Systems Networking	***	***	***

CL5632 Flexent/AUTOPLEX CDMA Cell Site Growth Translations	***		***
RF Engineer and Systems Performance Engineer

Duration
Course Number	Course Description	and Media	Price
CORE PRODUCT/TECHNOLOGY

CL1000C/W FlexentTM/AUTOPLEX® Wireless System Overview	***	***	***

CL5601C/W Flexent Wireless Packet Networks Overview	***	***	***

CL5110 Flexent Element Management System Overview Tutorial	***	***	***

LTD258M/W Understanding the Basics of Data Communications	***	***	***

LTD257M/W Understanding TCP/IP Fundamentals	***	***	***

CL1910 TCP/IP Fundamentals	***	***	***

CL5600C Overview of Flexent and CDMA Basestations (optional)	***	***	***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

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Duration
Course Number	Course Description	and Media	Price
Design/Performance Engineering

CL8302 CDMA IS-95/3G1X RF Design & Growth Engineering for PCS (1900 MHz) Systems (for Engineers new to Lucent equipment)	***	***	***

CL8303 CDMA IS-95-3G1X Base Station Call Processing (for engineers new to Lucent equipment)	***	***	***

CL8304 CDMA 3G1X RF Design Engineering & Base Station Call Processing (If not taking CL8302/CL8303)	***	***	***

CL8306 CDMA2000 1XEV-DO RF Design and Call Processing	***	***	***

CL8306S CDMA2000 1xEV-DO RF Engineering and Call Processing Pre-Deployment Seminar	***	***	***

CL3723 Wireless AMPS/PCS CDMA RF Performance Engineering	***	***	***

System Capacity Monitoring and Engineering

CL1004 Flexent/AUTOPLEX System Capacity Monitoring and Engineering (SCME) for PCS CDMA	***	***	***

CL1008 SCME for 1XEV-DO	***	***	***

WATCHMARK

CL3723 Wireless AMPS/PCS CDMA RF Performance Engineering		***	***

CL1519 Watchmark Prospect Admin. Fundamentals	***	***	***

CL1522 Watch Mark Prospect — Lucent AMPS/CDMA/TDMA-New Users	***	***	***

CL1523, WatchMark Prospect™ - Lucent AMPS/CDMA/TDMA Special Engineering Studies for Users	***	***	***

3G1X
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

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Duration
Course Number	Course Description	and Media	Price
CL3716 Overview of the 3G-1X Radio Access Network and Technology	***	***	***

CL3737 3G1X High Speed Packet Data Fundamentals	***	***	***

1XEV-DO

LTW541M/W 1X-EVDO Networks	***	***	***

CL5901 1X-EVDO Technology	***	***	***

PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

11

Systems Engineer (Equipment Engineer) and Switch/BSC Provisioning Engineer

Duration
Course Number	Course Description	and Media	Price
CL1000C Flexent™/AUTOPLEX® Wireless Networks System Overview	***	***	***

CL1004 Flexent/AUTOPLEX System Capacity Monitoring and Engineering (SCME) for PCS CDMA	***	***	***

CL1008 SCME for 1XEV-DO	***	***	***
Switch (BSC) Engineer

Duration
Course Number	Course Description	and Media	Price
CL1000C Flexent™/AUTOPLEX® Wireless Networks System Overview	***	***	***

CL5600C Overview of Flexent and CDMA Basestations (optional)	***	***	***

CL8002 Flexent™/AUTOPLEX® Wireless Networks ECP - Complex Maintenance	***	***	***

CL1004 Flexent/AUTOPLEX System Capacity Monitoring and Engineering (SCME) for PCS CDMA	***	***	***

CL1008 SCME for IXEV-DO	***	***	***

CL1519 Watchmark Prospect Admin. Fundamentals	***	***	***

CL1522 WatchMark Prospect - Lucent AMPS/CDMA/TDMA for New Users	***	***	***

CL1523 WatchMark Prospect™ - Lucent AMPS/CDMA/TDMA Special Engineering Studies for Users	***	***	***

CL5632 Flexent Translations	***	***	***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

12

Customer Service Representatives

Duration
Course Number	Course Description	and Media	Price
CL1000C Flexent™/AUTOPLEX® Wireless Networks System Overview	***	***	***
Network Operations Control Center Personnel

Duration
Course Number	Course Description	and Media	Price
CL1000C Flexent™/AUTOPLEX® Wireless Networks System Overview	***	***	***

CL1111 Flexent™/AUTOPLEX® NOC Fundamentals and Fault Isolation	***		***
RF Base Station Maintenance Personnel

Duration
Course Number	Course Description	and Media	Price
Core Product/Technology

CL1000C Flexent™/AUTOPLEX® Wireless Networks System Overview	***	***	***

CL5601C/W Flexent Wireless Packet Networks Overview	***	***	***

CL5110 Flexent Element Management System Overview Tutorial	***	***	***

LTD258M/W Understanding the Basics of Data Communications	***	***	***

LTD257M/W Understanding TCP/IP Fundamentals	***	***	***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

13

Duration
Course Number	Course Description	and Media	Price
CL1910 TCP/IP Fundamentals	***	***	***

Cell Site Engineering

CL5600C Overview of CDMA and Flexent CDMAN Base Stations	***	***	***

CL5610 Flexent CDMA Modular cell OA&M	***	***	***

CL5690 CDMA Modular ell 4.0 Operations, Administration and Maintenance	***	***	***

CL5696 Advanced Remote Tool Usage	***	***	***

3G1X

CL3716 Overview of the 3G-1X Radio Access Network and Technology	***	***	***

CL3737 3G1X High Speed Packet Data Fundamentals	***	***	***

1XEV-DO
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

14

Duration
Course Number	Course Description	and Media	Price
LTW541M/W 1X-EVDO Networks	***	***	*** ***

CL5660C 1xEV-DO Radio Access System OA&M	***	***	***
Timelines for each job function:
Below are suggested timelines for the start and completion of training. The intervals identified are relative to cutover of the system to Customer. These timelines assume availability of the student to complete courses in a timely manner and the availability of instructor-led courses.

			Start	Instructor-led
	Start CD based	CD-based training	Instructor-led	courses
Job Function	Training	completed	course	completed
Switch Technician	***	***	***	***

RF Eng. & Systems Performance Eng	***	***	***	***

Systems Engineer (Equipment Engineer) and Switch/BSC Provisioning Eng.	***	***	***	***

Switch (BSC) Eng.	***	***	***	***

Customer Service Representatives	***	***	***	***

Network Operations Control Center Personnel	***	***	***	***

RF Base Station Maintenance Personnel	***	***	***	***
Note: It is also suggested that prospective students visit a Lucent network that is currently up and running. This will help reinforce what they have learned thus further preparing them to support their own network.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

15

WIRELINE COURSE DESCRIPTION
Wireline 5ESS® Switches

Duration
Course Number	Course Description	and Media	Price
ES5010 5ESS Switch Architecture	***	***	***

ES5521 5ESS Switch Operations and Maintenance Fundamentals	***	***	***

ES5523 5ESS Switch Database and Recent Change	***	***	***

ES505A 5ESS Switch Translations: Essentials for Recent Change	***	***	***

ES505B 5ESS Switch Translations: Recent Change for Business Applications	***	***	***

ES505C 5ESS Switch Translations: Recent Change for ISDN	***	***	***

ES505D 5ESS Switch Translations: R/C for Digit Analysis, Routing, and Charging	***	***	***

ES505E 5ESS Switch Translations: Recent Change for Trunks	***	***	***

ES505P 5ESS Switch Number Portability Call Processing and Provisioning	***	***	***

ES5555 5ESS Switch Hands-On Maintenance	***	***	***

Duration
Course Number	Course Description	and Media	Price
ES5MOO 5ESS Switch Overview	***	***	***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

16

Course Number	Course Description	Duration and Media	Price
ES5M01 5ESS Switch Maintenance: System Fundamentals	***	***	***

ES5M01T 5ESS Switch Tandem Applications: System Fundamentals	***	***	***

ES5M02 5ESS Switch Maintenance: switching Module Hardware Maintenance	***	***	***

ES5M02A 5ESS Switch Maintenance: AM and CNI Hardware Maintenance	***	***	***

ES5M02B 5ESS Switch Maintenance: CM Hardware Maintenance	***	***	***

ES5M02S OneLink Manager ASM Maintenance	***	***	***

ES5M02N 5ESS Switch Maintenance: Common Channel Signaling Maintenance	***	***	***

ES5M03T 5ESS Switch Tandem Applications: Trunk Maintenance	***	***	***

ES5M03L 5ESS Switch Maintenance: Line Maintenance	***	***	***

ES5M04 5ESS Switch Maintenance: Office Database Maintenance	***	***	***

ES5M05 5ESS Switch Maintenance: System Analysis	***	***	***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

17

ES5M20A 5ESS Switch Architecture Fundamentals	***	***	***

ES5M20B 5ESS Switch Maintenance Fundamentals	***	***	***

ES5M20C 5ESS Switch Hardware Maintenance Fundamentals	***	***	***
Stinger® and NavisAccess DSL

Duration
Course Number	Course Description	and Media	Price
20641 Stinger® Configuration and Administration	***	***	***

20641E Stinger® Configuration and Administration Web-Based Training	***	***	***

20503 NavisAccess DSL 5.1 Fundamentals 1	***	***	***

20503E1 NavisAccess DSL 5.1 Fundamentals 1, web-based training	***	***	***

20503E2 NavisAccess DSL 5.1 Fundamentals 2, web-based training	***	***	***

20503E3 NavisAccess DSL 5.1 Service Creation, Monitoring, and Reporting	***	***	***

20503E4 NavisAccess DSL 5.1 Scheduling and Configuration Management	***	***	***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

18

DRAFT — Subject to legal review and approval by the Parties
Attachment C
*** PRICING
1. GENERAL
The prices, discounts and incentives described in this Attachment apply in those circumstances (as set forth in Sections 1.2(b) and 1.4(b) of the Agreement) when the prices, discounts and incentives stated in Attachment A do not apply.
The following are not included in the pricing quoted in this Attachment C:
•	Taxes, domestic transportation, hauling, hoisting, and warehousing;

•	Engineering site visits (if required);

•	Extraordinary installation items — helicopters, cranes, etc.;

•	Power/battery plant, additions, growth and or replacements;

•	Transmission/networking equipment, additions, growth and or replacement;

•	Antennas/tower, additions, growth modifications;

•	Building modifications/construction;

•	Optional hardware items associated with select Lucent Software (e.g. OTA, SMS, AutoPace, billing platforms, etc.);

•	All charges associated with non-Standard Intervals ;

•	Any other items not specifically quoted in this Attachment.
2. EXISTING AND NEW MARKETS
EXISTING MARKETS
***
NEW MARKETS
***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

1

DRAFT — Subject to legal review and approval by the Parties
3. ***

***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

2

DRAFT — Subject to legal review and approval by the Parties

***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

3

DRAFT — Subject to legal review and approval by the Parties
PRODUCT CATEGORIES
A.	NEW MARKET PRICING
i.	Base Station Pricing

ii.	Flexent Mobility Manager (FMM) Pricing

iii.	Access Manager (ECP / OMP-FX) Pricing

iv.	Messaging Pricing
B.	EXISTING MARKET PRICING
i.	Base Station Pricing

ii.	5ESS / Flexent Packet Switch (FPS) Pricing

iii.	Flexent Mobility Manager (FMM) Pricing

iv.	Access Manager (ECP / OMP-FX) Pricing

v.	FMS-Based EVDO Radio Network Controller (RNC) Pricing

vi.	FBP — EVDO Radio Network Controller (RNC) Pricing

vii.	Gateway and Lucent SoftSwitch Pricing (viib. — Lucent Network Controller and Lucent Network Gateway)

viii.	Optional Software & BRSS (Base Release System Software) Pricing

ix.	PDSN Data Equipment Pricing

x.	Juniper Equipment Pricing

xi.	Riverstone Equipment Pricing

xii.	Dorado Pricing

xiii.	ATM Soft Handoff (SHO) and Integrated Network Solutions (INS) Pricing

xiv.	Wireless Intelligent Network (WIN) Pricing

xv.	Messaging Pricing

xvi.	NOS Pricing

xvii.	Training Pricing

xviii.	Documentation Pricing

xix.	Services Pricing
Appendix 1 Dorado Pricing
Appendix 2 Tampa/Sarasota Market Offer Letter
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

4

DRAFT — Subject to legal review and approval by the Parties
4.A NEW MARKET PRICING
For New Markets, the following pricing will be honored for the Initial Term per the provisions listed herein, as well as Sections 13 above. For any Product or Software not specifically denoted in Section 4.A New Market Pricing below, the Existing Market pricing as defined in Section 4.B will apply.
i. Base Station Pricing:
Discount Table

Material	Standard	Spares	Net Effective
Modcells	***	***	***
Channel Elements	***	***	***
Power / Batteries	***	***	***
•	***
***

***	***
***	***
***	***

New Market Modcell 4.0b Primary 1st Carrier / 3 Sector (6-sector capable) w/
Duplex Filters:	Mod 4.0b PC
***	***
***	***

Sub-Total	***
***	***

Total Model Price	***

New Market 2nd Carrier Growth w/ no
additional Battery back-up:	Mod 2.0	Mod 3.0	Mod 4.0b	C4.0
***			***
***			***
***			***
***			***

Total Model Price	Not offered	Not offered	***	Not offered

New Market 3rd Carrier Growth w/ no
additional Battery back-up:	Mod 2.0	Mod 3.0	Mod 4.0b	C4.0
***			***
***			***
***			***
***			***

Total Model Price	Not offered	Not offered	***	Not offered

New Market 4th Carrier Growth w/ no
additional Battery back-up:	Mod 2.0	Mod 3.0	Mod 4.0b	C4.0
***			***
***			***
***			***
***			***

Total Model Price	Not offered	Not offered	***	Not offered
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

5

DRAFT — Subject to legal review and approval by the Parties
NEW MARKETS PRICING

New Market 5th Carrier Growth on 4.0 PC:	Mod 2.0	Mod 3.0	Mod 4.0b
***			***
***			***
***			***
***			***

Total Model Price	Not offered	Not offered	***

New Market 6th Carrier Growth on 4.0 PC:	Mod 2.0	Mod 3.0	Mod 4.0b
***			***
***			***
***			***
***			***

Total Model Price	Not offered	Not offered	***
New Market 7th - 11th Carrier Growth Kits for Modcell 4.0b will be Priced at ***

New Market: 7th Carrier Growth Modcell 4.0 Growth Cabinet for 4.0 Primary	Mod 4.0
Cabinet:	GF-1
***	***
***	***
***	***
***	***
***	***

Sub-Total	***
***	***

Total Model Price	***

New Market 8th Carrier Growth on 4.0 GF-1	with	with	with
with a 4.0 PC:	Mod 2.0 PC	Mod 3.0 PC	Mod 4.0 PC
***			***
***			***
***			***
***			***

Total Model Price	Not offered	Not offered	***

New Market 9th Carrier Growth on 4.0 GF-1	with	with	with
with a 4.0 PC:	Mod 2.0 PC	Mod 3.0 PC	Mod 4.0 PC
***			***
***			***
***			***
***			***

Total Model Price	Not offered	Not offered	***
New Market 10th and 11th Carrier Growth Kits on 4.0 will be Priced as those Growth Kits listed above.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

6

DRAFT — Subject to legal review and approval by the Parties
NEW MARKETS PRICING

New MarketNote 2nd V4 BTS w/ 2 3G1X Cxr	Mod 2.0 &			Redeployed
and 1 EVDO Cxr (B2B):	Mod 3.0	C4.0	Mod 4.0	Price
***			***	***
***			***	***
***			***	***

Total Model Price	Not offered	Not offered	***	***
Note: ***
***
ii. Flexent Mobility Manager (FMM) Pricing:
Discount Table

Material	Standard	Spares	Net Effective
Initial Launch New Market FMM HW	***	***	***
Initial Launch New Market FMM SW	***	***	***
Power	***	***	***
***
•     ***
iii. Access Manager (ECP /OMP-FX) Pricing:
Discount Table

Material	Standard	Spares	Net Effective
Initial Launch New Market Axmgr	***	***	***
Power	***	***	***
iv. Messaging Pricing:
     Please refer to Attachment L for Messaging pricing.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

7

DRAFT — Subject to legal review and approval by the Parties
4.B EXISTING MARKET PRICING
i. Base Station Pricing
Discount Table

Material	Standard	Spares	Net Effective
Modcells	***	***	***
Channel Elements	***	***	***
Power / Batteries	***	***	***
•	***
***

***	***
***	***
***	***
***	***
Modcell 3.0 / 4.0 / 4.0b Primary & Modcell 2.0 / 3.0 / 4.0 / 4.0bGrowth Kit Pricing:
***	***

***	***

***	***

***	***

***	***

***	***

Modcell 4.0/4.0b Primary 1st Carrier / 3 Sector w/ Duplex Filters:	Mod 4.0/4.0b PC
***	***
***	***
Sub-Total	***
***	***

Total Model Price	***

Modcell 3.0 Primary 1st Carrier / 3 Sector w/ Duplex Filters:	Mod 3.0 PC
***	***
***	***
Sub-Total	***
***	***

Total Model Price	***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

8

     DRAFT — Subject to legal review and approval by the Parties
EXISTING MARKETS PRICING

Mod 4.0
Compact Modcell 4.0 Primary 1st Carrier / 3 Sector w/ Duplex Filters:	Compact PC
***	***
***	***
***	***

Total Model Price	***

2nd Carrier Growth w/ no additional Battery
back-up:	Mod 2.0	Mod 3.0	Mod 4.0 / 4.0b	C4.0
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
Total Model Price	***	***	***	***

3rd Carrier Growth w/ no additional Battery
back-up:	Mod 2.0	Mod 3.0	Mod 4.0 / 4.0b	C4.0
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

Total Model Price	***	***	***	***

4th Carrier Growth w/ no additional Battery
back-up:	Mod 2.0	Mod 3.0	Mod 4.0/4.0b	C4.0
***			***
***			***
***			***

Total Model Price	Not offered	Not offered	***	Not offered

Mod 4.0
4th Carrier Growth Modcell 4.0 Growth Cabinet for 2.0 Primary Cabinet:	GF-1
***	***
***	***
***	***
***	***
Sub-Total	***
***	***
***	***

Total Model Price	***

Mod 4.0
4th Carrier Growth Modcell 4.0 Growth Cabinet for 3.0 Primary Cabinet:	GF-1
***	***
***	***
***	***
***	***
Sub-Total	***
***	***

Total Model Price	***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

9

DRAFT — Subject to legal review and approval by the Parties
EXISTING MARKETS PRICING

5th Carrier Growth on 4.0 PC or on 4.0 GF-1	with	with
with 2.0 PC / 3.0 PC:	Mod 2.0 PC	Mod 3.0 PC	Mod 4.0
***	***	***	***
***	***	***	***
***	***	***	***

Total Model Price	***	***	***

	with	with
5th Carrier Growth on 2.0 GF-1 or 3.0 GF-1:	Mod 2.0 PC	Mod 3.0 PC
***	***	***
***	***	***
***	***	***

Total Model Price	***	***

6th Carrier Growth on 4.0 or on 4.0 GF-1	with	with
with 2.0 PC/ 3.0 PC:	Mod 2.0 PC	Mod 3.0 PC	Mod 4.0
***	***	***	***
***	***	***	***
***	***	***	***

Total Model Price	***	***	***

	with	with
6th Carrier Growth on 2.0 GF-1 or 3.0 GF-1:	Mod 2.0 PC	Mod 3.0 PC
***	***	***
***	***	***
***	***	***

Total Model Price	***	***
7th - 11th Carrier Growth Kits for Modcell 4.0b will be Priced at ***

Mod 4.0
7th Carrier Growth Modcell 4.0 Growth Cabinet for 4.0 Primary Cabinet:	GF-1
***	***
***	***
***	***
***	***

Sub-Total	***
***
***	***

Total Model Price	***

7th Carrier Growth on 4.0 GF-1 with a 2.0 PC	with	with
or 3.0 PC:	Mod 2.0 PC	Mod 3.0 PC
***	***	***
***	***	***
***	***	***

Total Model Price	***	***

8th Carrier Growth on 4.0 GF-1 with a 2.0 PC	with	with	with
/ 3.0 P C/ 4.0 PC:	Mod 2.0 PC	Mod 3.0 PC	Mod 4.0 PC
***	***	***	***
***	***	***	***
***	***	***	***

Total Model Price	***	***	***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

10

DRAFT — Subject to legal review and approval by the Parties
EXISTING MARKETS PRICING

9th Carrier Growth on 4.0 GF-1 with a 2.0 PC	with	with	with
/ 3.0 PC/ 4.0 PC:	Mod 2.0 PC	Mod 3.0 PC	Mod 4.0 PC
***	***	***	***
***	***	***	***
***	***	***	***

Total Model Price	***	***	***
10th and 11th Carrier Growth Kits on 4.0 will be Priced as those Growth Kits listed above.

Modcell 4.0 EVDO Carrier UpgradeNote:	Mod 2.0	Mod 3.0	Mod 4.0	C4.0
***	***	***	***	***
Note: ***
6-Sector Upgrade Not to Exceed Price

Modcell 4.0b 6-Sector Upgrade (3G1X
voice only, up to 3 Cxrs) with 64 CE +
RTUNotc:	Mod 2.0	Mod 3.0	Mod 4.0	C4.0
***	***	***	***	***
Note: Applicable only to those Modcell 4.0b’s shipped as 6-sector capable. Software will be available upon GA by June 30, 2006.
Notwithstanding anything contained herein to the contrary, Seller is committed to develop and deliver with general availability in commercially reasonable quantities 6-sector 3G1X voice only functionality for up to 3 carriers in a Modcell 4.0b cabinet by June 30, 2006, provided Customer cooperates with Seller to conduct the FOA for such upgrade in a timely manner.

Modcell 4.0b 6-Sector EVDO Upgrade
(single carrier) with 64 CE+ RTUNotc:	Mod 2.0	Mod 3.0	Mod 4.0	C4.0
***	***	***	***	***
Note: Applicable only to those Modcell 4.0s shipped as 6-sector capable. Software will be available upon GA by November 30, 2006.
Notwithstanding anything contained herein to the contrary, Seller is committed to develop and deliver with general availability in commercially reasonable quantities 6-sector single carrier, EvDo upgrades in a Modcell 4.0b cabinet by November 30, 2006, provided Customer cooperates with Seller to conduct the FOA for such upgrade in a timely manner.
***
***
***
***
***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

11

DRAFT — Subject to legal review and approval by the Parties
EXISTING MARKETS PRICING
Intelligent Antenna (IA) Planning Prices
***
Please note the following:
-	***

-	Pricing based on current product roadmap and does not constitute a commitment by SELLER to produce, develop, make available, or manufacture IA.

-	Customer responsible for IA antenna, misc. cabling, and other potential items required for IA upgrade
The product roadmaps outlined above for: (1) EVDO Rev A; and (2) Intelligent Antenna are provided by Seller solely to inform Buyer of Seller’s current plan of record for the relevant product(s) and both parties to this Agreement hereby agree that such information does not form a commitment of any kind on either party in relation to this Agreement but represents Seller’s good faith estimate as of the Effective Date. The terms and conditions, including firm pricing, of any features or functionalities that may be described in the product roadmap that are ultimately released, made generally available, or provided under this or subsequent agreements are subject to future negotiations and future agreement on the terms and conditions which would govern any sale. There are no penalties, liquidated damages or other remedies associated with changes to the product roadmap including cancellation of any specific feature or functionality or delay in the timing of development.

Channel Element (CE) Pricing:
***	***
***	***
***	***
***	***
***	***

Kits to Maintain 4 Hour Battery Backup			QUANTITIES
Description	List	Net	3S1C	3S2C	3S3C	3S4C	3S5C	3S6C
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***

TOTAL List Price			***	***	***	***	***	***
TOTAL Incermental List Price				***	***	***	***	***
TOTAL Net Incremental Price			***	***	***	***	***	***

*	Note: ***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

12

DRAFT — Subject to legal review and approval by the Parties
EXISTING MARKETS PRICING
ii.	5ESS / Flexent Packet Switch (FPS) Pricing

Discount Table

Material	Standard	Spares	Net Effective
5ESS / FPS	***	***	***
Power	***	***	***
***
•	***

•	***
iii.	Flexent Mobility Manager (FMM) Pricing:

Discount Table

Material	Standard	Spares	Net Effective
FMM HW	***	***	***
FMM SW	***	***	***
Power	***	***	***
iv.	Access Manager (ECP / OMP-FX) Pricing:

Discount Table

Material	Standard	Spares	Net Effective
Axmgr	***	***	***
Power	***	***	***
v.	FMS Based — EVDO Radio Network Controller (RNC) Pricing:

Discount Table

Material	Standard	Spares	Net Effective
FMS Based RNC HW	***	***	***
FMS Based RNC SW	***	***	***
Power	***	***	***
vi.	FBP — EVDO Radio Network Controller (RNC) Pricing:

***

Discount Table

Material	Standard	Spares	Net Effective
FBP Based RNC HW	***	***	***
FBP Based RNC SW	***	***	***
Power	***	***	***
Note: Requires OMC-RAN.

vii.	Gateway and Lucent Soft Switch Pricing:

		Unit List	Unit Net
Comcode	Product Description	Price	Price	Discount
300724218	VOICE MAIL INTERFACE ACCESSORY PACK	***	***	***
300724283	PLEXVIEW ADVANCED TRAFFIC COLLECTION SW	***	***	***
300724366	PLEXUS 9000 CUSTOMER DOC CDROM	***	***	***
300724374	PLEXVIEW EMS DOCUMENTATION CDROM	***	***	***
300724382	PLEXVIEW BILLING & TRAFFIC COLLECTION G	***	***	***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

13

DRAFT — Subject to legal review and approval by the Parties
EXISTING MARKETS PRICING

		Unit List	Unit Net
Comcode	Product Description	Price	Price	Discount
300741238	PLEXVIEW FLOW-THRU PRO & PM XML API	***	***	***
300724317	PLEXVIEW AMA PLUS BILLING SW	***	***	***
300723541	P9000 CHASSIS & COMM EQUIP PROTECT W/SP3	***	***	***
300723590	8XDS3/STS-1 IOM WITH TONE DETECT	***	***	***
300723657	8XDS3/STS-1 PROTECT IOM, W/TONE DETECT	***	***	***
300723897	PLEXUS OPERATING S/W	***	***	***
300723913	SS7 S/W PKG	***	***	***
300723947	TDM TRUNK INTERFACE FEATURE PKG	***	***	***
300724036	ENHANCED ROUTING S/W PKG	***	***	***
300724127	IS-41D GATEWAY MSC SW FEATURE PKG	***	***	***
300724184	SMDI FEATURE PKG	***	***	***
300724242	PLEXVIEW ELEMENT MANAGER LICENSE	***	***	***
300724291	PLEXVIEW ADV REPORTING NAMED USER LICEN	***	***	***
300729688	DS1 IOM KIT, 87-1002-A	***	***	***
300724259	PLEXVIEW S/W BUNDLE PER EMS SERVER	***	***	***
300724267	PLEXVIEW ADVANCED REPORTING SW PER EMS	***	***	***
Maintenance for LCS Gateway products will be charged on a per configuration basis.
vii.	Lucent Network Controller and Lucent Network Gateway:
Pricing for the LNC and LNG shall be negotiated in good faith by the Parties at a later date.
viii.	Optional Software & BRSS (Base Release System Software) Pricing:
***
***
***
***
***
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DRAFT — Subject to legal review and approval by the Parties
EXISTING MARKETS PRICING
***
ix.	PDSN Data Equipment Pricing

Discount Table

Material	Standard	Spares	Net Effective
PDSN, including AAA SW	***	***	***
Power	***	***	***
x.	Juniper Equipment Pricing

Discount Table

Material	Standard	Spares
Hardware	***	***
Software	***	***
xi.	Riverstone Equipment Pricing

Discount Table

Material	Standard	Spares
Hardware	***	***
Software	***	***
xii.	Dorado Pricing
Please see Appendix 1 for current Dorado Price Book.
▪	***

▪	Dorado items are orderable with Juniper and/or Riverstone and Lucent gear

▪	All customer requests for Dorado Quotes must go through the current quoting process.
xii.	ATM SHO and Integrated Network Systems (INS) Pricing

Discount Table

Material	Standard	Spares
PSAX 4500	***	***
CBX 500 Hardware	***	***
CBX 500 RTU Fees	***
CBX 3500 Hardware	***	***
CBX 3500 MXOX RTU Fee	***
CBX 3500 Other RTU Fees	***
Pricing for other INS materials shall be negotiated in good faith by the Parties at a later date.
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DRAFT — Subject to legal review and approval by the Parties
EXISTING MARKETS PRICING
xiii.	Wireless Intelligent Network (WIN) Pricing:

Discount Table

Material/Software/Service	List	Spares	Net Effective	OI Comcode
eCS 900 4 T1 Channelized Links Platform Software RTU	***		***	300538014
eCS 900 Base Configuration (1 Media Unit)	***		***	300517828
eCS 900 Base Spares	***	***	***	300568722
eCS 900 Telecom Server Chassis e/q with 4 Tl Channelized Links distributed over 2 Telecom Server Units. (These 4 Tl Channelized Links equate to 32 low speed SS7 links).	***		***	300517901 300517877
eCS, Release 24 Operating System & Utilities RTU	***		***	300567641 300567658
eCS900 SRU (per eCS)	***		***	300703188
eMRS SRU (per eMRS)	***		***	300703600
eSM SRU(J6750)	***		***	300703196
eSM, RTU for up to 10 AHE/MAS connections	***		***	300570728
LICENSE, RIGHT TO USE (per subscriber), eCS R24, ANSI-41 SHLR 9.0 & Authentication Center (AC)	***		***	300723194 300723160 300723111 300723061 300723111
LICENSE, RIGHT TO USE, SHLR 8.0 or Later, Support MiRing (per sub)	***		***	300723012
Lucent IN Applications SRU (MiRing & SHLR, 1 million to 5 million subscribers) (per subscriber)	***		***	300703519
MiRing subscriber-RTU (per 1,000 subscriber-RTU)	***		***	300689494
R24 eServices Intelligent Network On-line Platform Documentation CD Rom			***
SHLR Integration (eCS 900, eSM) for possible second pair expansion	***		***	300427499
SOFTWARE, ON TAPE, eCS R24, SHLR 9.0 - New Install	***		***	300589629
Spare 8GB Fully Populated Factory System Tested Memory Board (eCS 900)	***	***	***	300538089
Spare, SCSI 36GB Boot disk	***	***	***	300707486
SRU Integration Services (SHLR solution applications)	***		***	300427499
SRU Integration Services (SHLR solution platforms)	***		***	300427499
LICENSE, RIGHT TO USE, SHLR 8.0 or Later, Over The Air Parameter Administration (OTAPA) (per 1,000 subscribers)	***		***	300722980
RTU R23 - R24 - SNMP OA&M Data Collection Interface	***		***	300570074
SW & RTU for Performance Engineering Tools R24	***		***	300566684
HARDWARE KIT FOR EMRS,R24R25, SUNBLADE LMT+ REFR WS WITH ONE MONITOR	***		***	300787512
EQMT TO PROVIDE FOR BASE CABINET PLUS FIRST EMRS CHASSIS PROVISIONING (TS1)	***		***	300679735
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DRAFT — Subject to legal review and approval by the Parties
EXISTING MARKETS PRICING

Material/Software/Service	List	Spares	Net Effective	OI Comcode
AND SECOND EMRS UNIT AT TS0, 30 INCH DEEP CABINET
SL-CAB-HWKIT, 30INCH,eMRS	***		***	300679776
FI-CAB-BASE, 30INCH,eMRS	***		***	300679719
FRAMEWORK, ASSEMBLY, WIRING & COMMON EQUIPMENT TO PROVIDE ONE COMPACT PCI 30 INCH EMRS CABINET FOR FIRST EMRS CHASSIS PROVISIONING (TS1)	***		***	300679727
CIRCUIT PACK, QUAD SS7 INTERFACE CARD AND T1 PORTS (408385482)	***	***	***	300326857
CIRCUIT PACK, CPU, DUAL P3, 1 Ghz CPU (408786895); CIRCUIT PACK, CPU 1 Ghz — RTM (408790186)	***	***	***	300590551
CIRCUIT PACK, ALARM BOARD2 (408802312)	***	***	***	300590759
CIRCUIT PACK, MEDIA BAY MODULE (408403715)	***	***	***	300288271
SPARE, CIRCUIT PACK, SCSI DATA DISK DRIVE, 36GB	***	***	***	300736790
CIRCUIT PACK, POWER ENTRY MODULE (408403681)	***	***	***	300288255
NMS CG6500 8-span E1/T1 VOIP board card, 2 10/100BaseT Network I/O (note: comcode 300590676 maps into 408781029 -front card & 408761153 -RTM card in the eMRS H400-717 drawing)	***	***	***	300590676
CIRCUIT PACK , MULTI-FUNCTION SYSTEM I/O CARD, ETHERNET CARD AND SCSI INTERFACE CARD (408641744); CIRCUIT PACK, MFIO — RTM (408532232)	***	***	***	300326832
eSM, RTU for 20K TPH performance	***		***	300278173
eSM, RTU for up to 10 eMRS connection	***		***	300277951
eSM, RTU for 4 eCS/SCP connection	***		***	300278058
eSM, RTU for 50K TPH performance	***		***	300278207
Tl Channelized Links Spare	***	***	***	300618964

Note:	***
xiv.	Messaging Pricing:

Please refer to Attachment L for Messaging pricing.
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EXISTING MARKETS PRICING
xv.	NOS Pricing:

Order Information:

				Term of
	Order		Comcode # and other Description	Service or			Extended
	Type	Comcode #	(E.g. Level of Support, Upgrades Included, etc.)	License	Qty	Fee	Fee
1	SW	108375494	Netminder NTP RTU (One time Right-to-use) Software License	One time	1	***	***
			List Price: *** MetroPCS Discount Price ***
2	Training	OS3326	OS3326 NTP System User & Administration Training (4 days, 8 students) Instructor T&L not included	One time	1	***	***
3	SW	300660834	3rd Party SW: Times Ten (one per server )	One time	1	***	***
4	SW	300660842	3rd Party SW: Borland VisiBroker (one per server)	One time	1	***	***
5	SW	300660826	3rd Party SW: NTP Oracle RTU per CPU	One time	1	***	***
6	PS	108087289	LWS Services: IPA, install, configuration (one server)	One time	1	***	***
7	Annual Maint.	300012655	24X7 RTS-Remote Technical Support, (includes Software Updates, Upgrade for Core, Web Site Access)***	annual	1	***	***
Term for software support services: Any Software support Service charges stated herein shall have an initial, non-cancelable term of ***, commencing upon the delivery of the Software (“Initial Term”). Software support Services will be provided in accordance with Seller’s Statement of Work (SOW) for such Services. Customer may access and view these SOWs and their associated terms and conditions at Seller’s web site address www.lucent.com/support.
Seller Hardware: In the event that the Software is utilized on Seller provided server Products, Customer will provide Seller with reasonable access for installation and maintenance of Seller-owned Products and Customer agrees that title to such Products will remain with Lucent at all times. Upon termination of the license utilizing Seller owned Products, Customer agrees to return such Products upon written request to Seller within 15 days of such termination or Seller may invoice, and Customer shall pay, the then current value of the Products retained.
xvi.	Training Pricing:
Training will be provided in accordance with Seller’s standard training program at then-current rates. For more information please refer to Attachment B. A BP99-Form will need to be filled out from time to time.
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EXISTING MARKETS PRICING
xvii.	Documentation Pricing:
Documentation will be provided in accordance with Seller’s standard documentation program at then-current rates. For more information please contact CIC 888-582-3688 or www.lucentdocs.com.
Customer Code = DK
xviii.	Services Pricing:
Please refer to Attachment J for Services Pricing.
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DRAFT — Subject to legal review and approval by the parties
APPENDIX 1 — DORADO PRICING
***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

20

DRAFT — Subject to legal review and approval by the Parties
APPENDIX 1 — DORADO PRICING
***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

21

DRAFT – Subject to legal review and approval by the Parties
APPENDIX 1 – DORADO PRICING
***
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DRAFT — Subject to legal review and approval by the Parties
APPENDIX 2 — TAMPA/SARASOTA MARKET OFFER LETTER
December 7, 2004
Mr. Roger Linquist
President and Chief Executive Officer
MetroPCS Wireless, Inc.
8144 Walnut Hill Lane, Suite 800
Dallas, TX 75231
Re: Final Revised Tampa/Sarasota Market Offer (10MHz)
Dear Roger:
Per our agreement, Lucent Technologies is pleased to provide you with the following revised offer for use in your newly acquired Florida spectrum, as well as a consideration for your existing properties. An overview of this proposal is as follows:
3G1X CDMA Wireless Network
Lucent Technologies shall supply MetroPCS with the following components, including associated services as described. The prices for all other equipment, software and services not specifically referenced herein shall be negotiated in good faith with MetroPCS, or will be priced per the existing General Agreement for the Purchase of PCS Systems between our companies, dated October 1, 2002, as amended from time to time (the “General Agreement”).
The proposal was configured with the following sizing guidelines:

	Phase 1	Phase 2	Phase 3
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
•	Mobile Switching Center — Lucent Technologies proposes ***

•	MSC Services — In support of this effort, Lucent Technologies shall provide MetroPCS with the following services at the following reduced pricing (for a detailed description of these services, please see each specific Statement of Work (SOW)). ***
Integration  — “Switch Move”

*** ***	*** ***
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APPENDIX 2 — TAMPA/SARASOTA MARKET OFFER LETTER
***
•	CDMA Mod-cell 4.0 6-sector solution — Lucent Technologies shall provide MetroPCS with *** Mod-cell 4.0 base stations equipped with 3-sectors and 1 carrier. These base stations will be capable of supporting 6-sector in the future (upon shipment, available beginning May 2005), and will function as 6-sector base stations when the necessary Lucent CDMA ECP Release 26.0 Software becomes generally available. Target GA date for R.26 is April of 2006. The price for each base station will be ***. Additionally, Lucent shall supply up to 508 carrier upgrade kits priced at ***. Pricing for the 3-sector to 6-sector (across all three carriers) upgrade (HW & SW only) will be ***. The pricing for subsequent Channel Elements and Power will be per the current General Agreement.

•	Base Station I “Other” Services — In support of this effort, Lucent Technologies shall provide MetroPCS with the following services at the following reduced pricing (for a detailed description of these services, please see each specific Statement of Work (SOW)). Should MetroPCS wish to utilize Lucent Technologies’ Site Location and Construction Services, any purchase incentives set forth in the then current General Agreement cannot be utilized for these services.
***
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DRAFT — Subject to legal review and approval by the Parties
APPENDIX 2 — TAMPA/SARASOTA MARKET OFFER LETTER
•	AnyPath Voice Messaging Solution — Additionally, as a part of this bundled offer, Lucent Technologies would like to extend to MetroPCS a special new market offer for voice messaging: ***.
Existing Markets Offer
Additionally, Lucent would like to extend the following “one-time” special incentive for use in your current markets ***.
•	CDMA Mod-cell base stations—***
This offer, in its entirety, is per the terms and conditions of the current General Agreement between MetroPCS and Lucent Technologies, dated October 1, 2002. This offer will be incorporated into any subsequent General Agreement (upon the termination, expiration, renewal, extension, or re-negotiation of the current General Agreement) on terms and conditions mutually agreed by the parties. MetroPCS has the right to purchase the quantities described herein, with the associated discounts and incentives, through December 2007.
Please sign a copy of this offer letter and return it to me by close of business December 9, 2004 to acknowledge MetroPCS’ acceptance of this offer. Upon acceptance, this letter and the non-conflicting terms and conditions of the General Agreement constitute the entire agreement, and supersede all previous understandings (both written and oral), between the parties regarding the subject matter.
Best Regards,
Mark Gardner
Mark Gardner
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APPENDIX 2 — TAMPA/SARASOTA MARKET OFFER LETTER

Accepted by:

Metro PCS Wireless, Inc.

By:

Name:

Title:

Date:

CC :	Malcolm Lorang, MPCS
Bob Young, MPCS
Ben Bratcher,LU
Fred Kessler, LU
Anne DeKoker, LU
Kevin Daelke, LU

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STARS #	MWS05CM005A1 (RTS)	MWS05UD0003A1 (BRSS)
ATTACHMENT D
LUCENT TECHNOLOGIES
PCS Wireless Network
Remote Technical Support Advantage
(RTSA)
AND
Multi Vendor Maintenance Service FOR
Sun Products (Sun MVM)
Note: The respond/restore/resolve
times and ECP hours / % on page
9, and the price of CTA support
on p.24 are all items that
can possibly be redacted; however,
a similar attachment to the
5-4/A on 1/16/2004 (Attachment E)
did not redact these items.
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STARS #	MWS05CM005A1 (RTS)	MWS05UD0003A1 (BRSS)
Table OF Contents

1 INTRODUCTION	5

Description of Services	6

2 TERM/DURATION	6

3 REMOTE TECHNICAL SUPPORT ADVANTAGE	6

4 SELLER RESPONSIBILITIES	6

4.1 Remote Technical Support (RTS) Description	6
4.1.1 Seller Tasks/Deliverables	7
4.1.2 RTS Performance Objectives	7
4.1.3 Definition of Severity Levels	8
4 1.4 Definition of Respond, Restore and Resolve	8
4.1.5 Respond, Restore and Resolve Objectives	8
4.1.6 Customer Service Delivery Feedback/Escalation	9
4.2 Customer Technical Advocate Support	9
4.2.1 Description	9
4.2.2 CTA Tasks/Deliverables	10
4.2.3 CTA Exclusions	11
4.3 Base Release Software and Service (BRSS)	11
4.3.1 Updates and Upgrades	11
4.3.2 License Audit	13
4.3.3 Distribution	13
4.3.4 Software Delivery	13
4.3.5 Pre-lnstallation Support	14
4.3.6 Installation Support	14
4.3.7 Retrofit Support	14
4.4 Software Support Policy	15
4.4.1 Normal Progression/Skipping	15
4.4.2 Major Release Life Cycle Ratings	15
4.4.3 Support Availability for Different Software Ratings*	16

5 CUSTOMER RESPONSIBILITIES	17
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5.1 Customer Responsibilities Concerning Lucent Web Site Access	17

6 EXCLUSIONS	18

7 ASSUMPTIONS/ELIGIBILITY FOR RTSA	20
7.1 Equipment Manufactured, and Installed by or Purchased from Seller	20
7.2 Other Situations	21
7.3 Customer’s Warranties of Authority	21
7.4 Support For Relocated Software	21
7.5 Commencement of RTSA	22
7.5.1 General	22
7.5.2 First System	22
7.5.3 Additional Systems	22
7.5.4 Addition of Existing Systems	23

8 GENERAL TERMS	23
8.1 Conditions	23
8.2 Change Management	23
8.3 Acceptance	23
8.4 Warranty	23

9 PRICING SECTION	24
9.1 Determination of Pricing Units	24
9.2 Pricing Notes	24

10 PRICING	25
10.1 Maintained Products for RTS and BRSS	25
10.1.1 Maintained Products	25
10.1.2 1XEVDO Maintained Products	26
10.1.3 Optional Feature Support	26

11 GLOSSARY	26

12 MULTIVENDOR MAINTENANCE SERVICE FOR SUN PRODUCTS (“SUN MVM”)	30
12.1 Elements of Work and Lucent Responsibilities	30
12.1.1 Description	30
12.2 Tasks/Deliverables	30
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12.2.1 MVM SUN Response Time Objectives	30
12.2.2 On-site Dispatched Technician	31
12.2.3 Hardware FRU Repair or Replacement	31
12.3 Customer Responsibilities	32
12.4 Exclusions	34
12.5 MVM SUN Definitions	34
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1 Introduction
This Attachment D describes the deliverables, parties’ respective responsibilities and other conditions applicable for the provision of Remote Technical Support Advantage (RTSA) by Lucent Technologies Inc. (“Seller”) for MetroPCS Wireless, Inc. (“Customer”), in addition, it describes Muitivendor Maintenance Service available for Sun Products.
Seller’s RTSA service consists of remote technical support Service (RTS) and software update and upgrade Service (BRSS) as further described in this Attachment, collectively referred to as the “Services”.
Performance of the Services described in this Attachment shall be governed by the terms of the Agreement. In the event of a conflict between the terms of the Agreement and this Attachment, the terms of this Attachment shall prevail. No obligation to provide a Service described herein shall arise unless an order for the Service, incorporating the terms of an agreed Purchase Order, has been placed by Customer under a signed governing agreement in place between Customer and Seller and accepted by Seller.
Seller’s performance of the Services described below is subject to the assumptions, exclusions and other conditions identified in this document.
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Description of Services
2 Term/Duration
“Term” shall refer collectively to the Initial Term and Renewal Terms as described below.

Initial Term: The “Initial Term” for RTSA Service is as defined in Article 1.2(a) of the Agreement.
For as long as Seller continues to offer RTSA as described in this Attachment, Customer’s RTS and BRSS programs will automatically renew for a “Renewal Term”, as defined in Article 1.2(b) of the Agreement, unless either party gives written notice of intent to not renew no later than *** prior to the expiration of the Term then in effect. The prices and terms of service for a Renewal Term shall incorporate any modifications of which Seller has provided Customer at least *** written notice prior to the end of the Initial Term or any subsequent Renewal Terms. Customer shall place a confirmatory purchase order for each Renewal Term prior to the first day of that Renewal Term.
3 Remote Technical Support Advantage
Seller’s RTSA Service provides Remote Technical Support (RTS) and Software Patches, Software Updates, and Software Upgrades (BRSS), as available, for the Seller commercially deployed Maintained Products listed in Section 10.1 that are made generally available during the subscription period.
The Products for which the Service is purchased are sometimes referred to in this Attachment as “Maintained Products”. The Maintained Products are the Products of the types listed in Section 10.1 of this Attachment that are commercially deployed and operational in Covered Systems (as that term is defined in Section 11 — Glossary).
RTSA is only applicable in the Territory.
4 Seller Responsibilities
4.1 Remote Technical Support (RTS) Description
Seller’s RTS Service uses remote access to allow Seller engineers to support Product-related questions, troubleshooting assistance and diagnostic procedures to restore and resolve network troubles.
Support Levels:
The RTS is offered as a Premium support Service, which provides access to remote engineers 24 hours a day, 7 days a week.
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STARS #	MWS05CM005A1 (RTS)	MWS05UD0003A1 (BRSS)
4.1.1 Seller Tasks/Deliverables
Seller shall:
☐	Log Customer-initiated request for RTS (Assistance Request (AR)). Provide Customer with AR tracking number.

☐	Assign an AR to a Seller engineer to serve as single point of contact to facilitate communication and enable rapid restoration of service or technical assistance.

☐	Respond to Customer request for Product and technical information.

☐	Troubleshoot network problems, via phone, virtual private network (VPN), or modem connection, down to Maintained Product component level, or sufficiently to exclude Maintained Products as the root cause.

☐	Restore Maintained Products to operational status by identifying defective hardware components or providing Software and/or procedural workarounds, where feasible. All Software workarounds are licensed subject to the same terms, restrictions, and limitations as contained in the licenses under which the software was acquired.

☐	Provide 24x7x365 access to product specific Customer support content of the Lucent.com web site. Customer Support content may include technical product support information, subscription services, and other self-help facilities, as well as ability to submit ARs and check the status of ARs online.
4.1.2 RTS Performance Objectives
The RTS respond, restore, and resolve performance objectives, established by Seller, are dependent on the severity level of the request as reported by Customer to the Technical Assistance Center (“TAC”) via telephone.
To meet the Restore & Resolve objectives the problem must be reproducible at either Lucent’s location or on Customer’s system, verifiable by Lucent. If during analysis Seller determines the severity level of the problem as reported by Customer to be inaccurate, Seller reserves the right to re-assign severity. In these instances, Seller will notify Customer, and the objectives associated with the AR will be adjusted.
Seller will use its reasonable efforts to meet the applicable targets set forth in Section 4.1.4 ***. For purposes of determining Seller’s performance against such targets, a measurement shall be taken once annually after the end of a calendar year for which Customer has paid for the RTSA Program, based on ARs resolved during the measured year. The foregoing measurements shall only be taken with respect to a complete calendar year for which Customer has paid the applicable annual fee.
Lucent performance objectives extend to Maintained Products running on current software version release only, which includes Major Releases with a product lifecycle rating of SA or A&M, as described in section 4.4.2. Objectives are also contingent to Seller gaining remote access to Maintained Products to perform remote technical support.
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4.1.3 Definition of Severity Levels
Severity Levels are defined as the condition of the system when Customer submits an AR. Severity Levels are defined below.
☐	Severity Level 1 (SL1, Critical): The system is inoperative and Customer’s inability to use the product has a critical effect on Customer’s operations. This condition is generally characterized by complete system failure and requires immediate correction. In addition, any condition that may critically impact human safety is considered a Severity Level 1 problem.

☐	Severity Level 2 (SL2, Major): The system is partially inoperative but still usable by Customer. The inoperative portion of the product severely restricts Customer’s operations, but has a less critical effect than a Severity Level 1 condition.

☐	Severity Level 3 (SL3, Minor): The system is usable by Customer, but with limited functions. This condition is not critical and does not severely restrict overall Customer operations.

☐	Severity Level 4 (SL4, Minor): The system is usable and the condition does not materially affect Customer’s operations.
4.1.4 Definition of Respond, Restore and Resolve
☐	RESPOND means a Seller Customer Support Engineer has contacted Customer regarding a particular AR and will begin working a proposed solution, repair or fix. In the event Seller is unable to contact Customer after three (3) attempts, the AR will be closed.

☐	RESTORE means that the problem is remedied sufficiently to return the product or major feature to operational status. Restore may mean that a temporary fix has been provided to temporarily correct the problem, or that a workaround has been implemented, or a method of restoration has been made available to Customer.

☐	RESOLVE means that a solution has been provided to permanently address the issue. This may occur simultaneously with Restore, unless the Restore is by means of a workaround suitable only for temporary use and Seller determines that a more suitable permanent solution can feasibly be provided.
4.1.5 Respond, Restore and Resolve Objectives
RTS performance targets for currently supported Maintained Products are outlined in the following tables:
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Description	Premium Coverage
Call Receipt & Routing	24x7

Targets[3]	Premium Coverage
Respond	***
***

Restore	***
***

Resolve	***
***

[2]	Changes not requiring a design change or development of software code. If a design change or development of software code is required, and Seller elects, based upon its assessment of technical and economic feasibility, and subject to the applicable software support policy for the software in question to undertake same ***.

***	***
4.1.6 Customer Service Delivery Feedback/Escalation
Customer may escalate a problem or provide feedback or complaints on the RTSA Service that is being delivered or has been delivered. RTSA Service Delivery Feedback is for tasks and provision of deliverables specifically defined in this document. Customer may initiate escalation or feedback by calling the TAC number, *** and ask to create a Delivery Feedback Assistance Request to initiate the process.
4.2 Customer Technical Advocate Support
4.2.1 Description
Seller will provide the Customer Technical Advocate (CTA) for Customer technical consultation and issue escalation. This support applies to Covered Software in Customer’s Covered System. CTA Support services are advisory only and no specific results are assured.
***
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***
Support for warranty issues is provided primarily by Remote Technical Support. However, if the Customer requests CTA support for a warranty related issue under Seller’s Product warranties (Article 2.9) or Software warranty (Article 3.8) in the Agreement, such hour(s) may be chargeable against the Customer’s pool of annual consulting services hours.
4.2.2 CTA Tasks/Deliverables
4.2.2.1 CTA Facilitation and Reviews
CTAs will monitor all ARs, and will seek to expedite the closure of a limited reasonable number of those ARs that Customer identifies as top priority or that Customer escalates in a user group (e.g., CEMUG) or reported in quarterly conference calls. Hours spent by CTAs performing this function or providing status updates on ARs to Customer will not count against Customer’s annual pool of consulting services hours.
4.2.2.2 Technical Consulting and Knowledge Transfer Support
The elements of Technical Consulting and Knowledge Transfer Support are summarized in this section. Requests for this support shall be made to Customer’s CTA, if any, otherwise to Seller’s Sales Organization serving Customer. If Customer requests support outside of normal business hours (8 am — 5 pm local time where CTA is located), or in excess of the applicable limit, then, except for activities directly and necessarily required to diagnose and/or implement a warranty fix for which Seller is responsible, Seller reserves the right to bill Customer for such services.
4.2.2.3 Customer Advocacy
While the RTS program is in effect, there will be one or more CTA designated who will:
☐	Serve as a single point-of-contact to co-ordinate resolution of multi-product issues and significant customer issues across organizations.

☐	Manage executive escalations and set up executive meetings, if needed.

☐	Conduct conference calls(s) with Customer at agreed-upon times to review their ARs and address Customer support issues.

☐	Identify and escalate Customer issues, track key Customer commitments and represent Seller at joint Customer and Seller conference calls and report card/metric reviews as necessary.
4.2.2.4 Technical Initiatives and Projects
The Seller consultant may, at Seller’s discretion, assist the customer in a special initiatives or projects with a duration of no more than eight hours. Under no circumstances can that project or initiative be an existing Seller service. If Seller agrees to assist the customer in that project/initiative, the consultant will act as the primary point of contact and interface with all other Seller teams, as appropriate.
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Some of the activities are:
☐	The CTA will work with the customer to address technical issues associated with major, multi-customer Seller offers (Customer Technical Initiatives). The CTA will interface to Program Management and development. Some customer technical initiatives might be an add-on service available at an additional price.

☐	Support customer specific projects such as network reviews.
4.2.2.5 Capacity and SW Planning
The Seller consultant may assist the Customer with capacity planning and help identify the impact of new software releases on system configuration and capacity as follows:
☐	Understand control mechanisms and critical action/recovery paths for system components.

☐	Understand capacity issues and how to measure and manage current capacity.

☐	Provide explanation of related technical matters (i.e., critical triggers, smrg, TFC30 for the 5E and the SCME guidelines).

☐	Keep the customer abreast of the new Software Releases and Software features. The Seller consultant may also advise the customer on each features’ capabilities.
4.2.2.6 Customer Education
The CTA will facilitate training/teletraining and co-ordinate specialized training to the customer. This does not include teaching classes.
4.2.3 CTA Exclusions
CTA support does not:
☐	Provide any service that is a professional service

☐	Provide consultative support on projects with a duration greater than 8 hours; Support outside standard working hours (8 a.m. to 5 p.m.) is billable

☐	Provide Customer with formal training, however, may refer Customer to Seller training organization
4.3 Base Release Software and Service (BRSS)
4.3.1 Updates and Upgrades
During any period for which Customer has paid the applicable BRSS Program fees, ***, Seller will provide to Customer all Software Updates and Software Upgrades that are made generally available by Seller during such period at no additional charge. Seller will notify Customer of the availability of each Software Update and Software Upgrade. Such notifications shall include a
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description of the content of the Software Update or Software Upgrade to be provided by Seller including a list of all new Optional Software Features. Seller shall also notify Customer of preconditions (e.g., additional hardware) for installing such Software Update or Software Upgrade and/or use of any such new Optional Software Features. The fulfillment of all such preconditions shall be the responsibility of Customer.
Subject to the provisions of Section 4.4 of this Attachment, Seller shall also update documentation to incorporate new or revised operating procedures resulting from issuance of Software Updates and Software Upgrades prior to release of such Software Upgrades/Updates.
Software Updates and Software Upgrades shall be individually warranted, as provided in the Software warranty provisions of the Agreement, and Customer shall have a right to possess and use Software Updates and Software Upgrades, as provided in the software licensing provisions of this Attachment. Failure to pay any applicable BRSS fees for Software Updates and Software Upgrades shall not void or alter the license granted under this Attachment and/or the Agreement for Software, including prior Software Updates and Software Upgrades properly in Customer’s possession. Customer acknowledges that if Customer fails to pay applicable BRSS fees, subject to the further terms of this paragraph, Customer shall not receive any permanent fixes embodied in subsequent Software Updates and Software Upgrades, but nothing herein shall be deemed to deprive Customer of any program corrections, work around procedures or other temporary or permanent fixes to which Customer may be entitled in respect of software warranty defects noticed to Seller during the applicable warranty period. Lucent shall not be deemed to be in breach of its Software warranty obligations under this Attachment with respect to an identified defect, if Lucent has furnished or intends to furnish, in a timely manner, a permanent warranty fix in a Software Update or Software Upgrade available to Customer, and Customer shall have no claim for refund or credit under such warranty provisions in such circumstances. Nothing herein shall excuse Seller of any obligation Seller may have under applicable warranty provisions of the Agreement or RTS Program to use all reasonable efforts to effect such a temporary fix pending a permanent fix.
BRSS entitles Customer to use the features and functionality delivered with Software Updates and Software Upgrades, including, but not necessarily limited to:
☐	Software to support system improvements, including performance and operations

☐	Compatibility of existing features with the new release

☐	New base/standard software features and functionalities

☐	Platform for Optional Software Features and optional hardware features

☐	Permanent and/or temporary fixes of problems in prior software releases
Optional Software Features resident in a Software Update or Software Upgrade, are priced as described in Attachment A or C. Nothing in this Attachment shall be deemed to require Seller to make any new specific Software features and/or enhancements of Software available as part of Seller’s Software Updates or Software Upgrades. Any Software Updates or Software Upgrades that may be provided by Seller under the BRSS Program are provided to Customer when generally available. Seller shall have the sole right to determine whether a new functionality shall be a new Standard Base Software Release feature or functionality or an Optional Software Feature;
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Except as stated otherwise in this Agreement, Seller reserves the right to determine the number of Software Updates and Software Upgrades that will be issued each calendar year for each type of Software covered by BRSS. Seller does not commit that any Software Updates or Software Upgrades will ultimately be released and made generally available and, therefore, provided during the term that Customer subscribes to the BRSS Program. Furthermore, Seller does not warrant that any specific features or functionality will be included in any Software Updates or Software Upgrades that may be provided under the BRSS prior to the time that a Software Update or Software Upgrade is released and made generally available.
Nothing herein shall be deemed to deny Seller the right to discontinue products or software in accordance with its standard policies and/or the terms of this Attachment as applicable;
Seller’s current program for Software Upgrades is described in Section 4.4.

Nothing herein shall limit Lucent’s warranty obligations to Customer.
4.3.2 License Audit
Lucent shall have the right to audit Customer’s use of the Licensed Materials and/or install self-auditing software which may be activated and monitored remotely (an “Audit”), upon notice to Customer. Lucent may perform such Audit at any time. Customer and its employees, agents and representatives will cooperate with Lucent and take such action to facilitate each Audit in a timely matter after Lucent’s notice to perform an Audit. Software provided to Customer under this Attachment may contain optional features, which are separately licensed and priced. Customer shall not activate such optional features without written authorization from Lucent and Customer’s payment of the appropriate license fees. If Customer nevertheless activates any optional features without Lucent’s authorization, Customer shall notify Lucent within five business days from the date of Customer’s knowledge that such features were activated. Customer shall pay Lucent the then current license fees charged by Lucent for the activated features identified as a result of Customer’s notice or Audit.
4.3.3 Distribution
Seller shall deliver software Updates and Software Upgrades in such medium (e.g., electronic distribution, CD-ROMs, or tapes), as Seller shall determine in its discretion.
4.3.4 Software Delivery
Upon receipt of notice of availability of a Software Update or Software Upgrade, Customer may indicate its desire to obtain such Software Update and/or Software Upgrade as follows:
4.3.4.1 Retrofits
Retrofits must be scheduled. Customer may request Retrofits through its Seller Account Executive.
4.3.4.2 Software Updates
Customer may request Software Updates that are not Retrofits by calling the TAC at ***, or such other number as Seller may designate. Calls must be made
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Monday through Friday, Lucent’s holidays excluded, during the hours of 8:00AM to 5:00PM, Central Time.
4.3.5 Pre-lnstallation Support
Seller shall furnish to Customer, documentation relating to Software Updates and Software Upgrades that contains information regarding the preconditions to installation that must be fulfilled by Customer and instructions to be followed during installation. It is Customer’s obligation to become familiar with this material prior to commencing any self-installation of a Software Update or Software Upgrade. ***
4.3.6 Installation Support
During Customer’s execution of a Software Update or Software Upgrade installation procedure, Seller shall be available to provide a reasonable level of remote telephone support to resolve encountered problems. Such support shall be available on a 7x24x365 basis by calling the TAC at ***, or such other location as Seller may designate.
4.3.7 Retrofit Support
In addition to standard pre-installation and installation support, Seller will provide to Customer additional tools and Services when a Retrofit is involved if customer is subscribing to BRSS. Retrofits are involved when an ECP Major Release or a 5ESS Major Release is replaced by a newer Major Release. A Retrofit requires the use of specialized software and procedures to evolve existing database translations in order to make a product ready to receive and operate a new Major Release. Retrofit procedures will vary from Major Release to Major Release.
4.3.7.1 ECP Retrofits
Seller will provide, *** an on-site Retrofit (“OSR”) software tool that may be run by Customer on Customer’s OMP to perform selected activities relating to evolving database translations. If Customer elects to utilize the On-Site Retrofit (OSR) software tool, Seller, through its ODD Retrofit Group, will provide remote telephonic support for requirements issues and error resolution. This support is available Monday-Friday, Seller’s holidays excluded, during the hours 8:00AM — 5:00PM, Central Time, by calling the TAC at ***, or such other number as Seller may designate. Requests for such support outside of these hours will be treated as non-emergency Assistance Requests and are subject to billing on a T&M basis. (Such out-of-hours support is not included as part of BRSS or RTS.)
4.3.7.2 5ESS Retrofits
Seller will provide, as part of BRSS, 5ESS Switch Retrofit software. Procedures will be announced to Customer as appropriate.
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4.3.7.3 1xEVDO Retrofits
1xEV-DO Major Releases are bundled with the ECP Major Releases.
4.4 Software Support Policy
4.4.1 Normal Progression/Skipping
Seller’s software is typically designed for sequential Retrofit/upgrade progression (for example, Major Release N to Major Release N+1). In some cases, skip Retrofits may be available (for example, Major Release N to Major Release N+2, skipping Major Release N+1). Seller makes no commitment that any Major Release can be skipped. Moreover, where skipping is available, additional charges may apply. Customer should evaluate each new Release, consider its application, consider the availability of skipping or the lack thereof, and select the Software migration plan that best suits its needs.
4.4.2 Major Release Life Cycle Ratings
Software ratings apply to Major Releases. Once a Major Release becomes generally available to Seller’s Customers, it begins to migrate through four (4) product ratings during its life cycle; Standard Availability (“SA”), Additions and Maintenance (“A&M”), Limited Availability (“LA”), and Discontinued Availability (“DA”). Differently rated Major Releases are subject to different levels of support and use. The length of time that a Major Release remains at each product rating varies depending upon Seller’s schedule for issuing new Major Releases.
When a software release has been declared generally available, it moves into the SA stage and remains in that classification until the next sequential Major Release has been declared generally available at which time the original release moves down in rating. For example, once made generally available, Major Release N will remain SA until Major Release N+1 is issued. At that time, Major Release N will move down one rating to A&M. With the issuance of Major Release N+2, Major Release N moves down one rating to LA. With issuance of Major Release N+3, Major Release N will move down to the final DA rating.
Any Software Update that is issued during a rating period will not change or otherwise affect the rating of the Major Release. For example, if while ECP Major Release N is rated SA, Seller issues a Point Release (N.1) for that release, Major Release N will retain its SA rating. Such Software Update shall be considered part of the Major Release and will have the same rating as that Major Release.
Support for differently rated Major Releases is described in Section 3.5.3
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4.4.3 Support Availability for Different Software Ratings*

	SA	A&M	LA	DA
SUPPORT
Outage	***	***	***	***
Non-Outage	***	***	***	***
SOFTWARE ISSUED
Software Updates	***	***	***	***
SOFTWARE
MODIFICATIONS MADE*
Outage	***	***	***	***
Billing/call Processing	***	***	***	***
Non-Service Affecting	***	***	***	***
Software Enhancements	***	***	***	***
Special Features	***	***	***	***
PROCEDURES
Retrofit From
Retrofit To	***	***	***	***
Procedures Archived	***	***	***	***
Support Tools Archived	***	***	***	***
New Start Cutover	***	***	***	***
	***	***	***	***
RELEASE SPECIFIC
Software Maintained	***	***	***	***
Documentation	***	***	***	***
Maintained
Software Archived	***	***	***	***
Documentation Archived	***	***	***	***

+	Seller reserves the right to implement fixes in software to problems in succeeding Major Releases of that software.

[1]	Available only if considered a Severity 1 or 2 problem.

[2]	Available only if considered a Severity 1 problem.

[3]	Available for attempted recovery only of the most recently DA’ed release, using Customer’s copy of the software. Seller makes no commitment that it can or will provide any fix or workaround by overwrite or any other method. When a Software release reaches DA, Assistance Requests are no longer addressed.

[4]	These are limited to the first year of DA rating.

[5]	Limited to the most recent DA’ed Release. Any Release older than the most recent DA’ed Release will require a Warmstart to migrate to a newer Release.
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5 Customer Responsibilities
Customer shall:
☐	Provide the proper environment, electrical and telecommunication connections in conformance with product technical specifications. This includes maintaining capacity and throughput in accordance with specific guidelines of Maintained Products.

☐	Ensure that Maintained Products are in operating condition, and operate on current supported hardware and software releases.

☐	Ensure that Maintained Products are maintained with implementation of Software Updates and Class A changes, within a 30-day interval of availability.

☐	Maintain maintenance support agreements for 3rd party platforms that interact with Maintained Products.

☐	Ensure that Seller and relevant third party software manufacturer’s applicable installation, operation, administration, and maintenance instructions are complied with.

☐	Move Maintained Products only with Seller’s prior written consent, which consent shall not be unreasonably withheld in the case of movement from one designated processor to another in the same country, and notifying Lucent of the new location of any relocated Maintained Products. Customer may, however, move or change circuit packs or Cells within a Market or inter-Market without such consent or notification.

☐	Provide secure VPN access to Maintained Products.

☐	Maintain a procedure external to the Software programs for reconstruction of lost or altered files, data, and/or programs.

☐	When reporting an AR, include Severity Level of problem and output of any diagnostics, printed logs, already performed to help reproduce the conditions under which the trouble occurred. Identify site ID or contract number, submitter name & location, callback telephone number and/or email address, system name & location, processor location, type and serial number, and alternate contact.

☐	Make trained technical staff available for interface to Seller engineers working an AR to report on-site conditions. Any delay time caused by Customer may be deleted from performance objectives.

☐	Purchase of Software and Hardware maintenance directly from third party or via Seller resale to maintain non-Seller platforms, which support covered software.
5.1 Customer Responsibilities Concerning Lucent Web Site Access
By accessing any Lucent.com Web site to which Seller affords Customer access, for or in connection with its technical support service, Customer agrees to the following:
☐	Customer shall not enable or permit Lucent.com web site access to any person other than its employees, without Seller’s prior written consent;
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☐	If requesting such consent, Customer shall identify to Seller any non-employee who Customer would like to have access to the Web site, and if requested by Seller, will provide a copy of a non-disclosure agreement executed between Customer and the non-employee in accordance with the confidentiality terms of the Attachment pursuant to which the Maintained Products were supplied. Such agreement will provide, at a minimum, the level of protection provided in this contract. Seller may refuse consent within its sole discretion;

☐	Customer must notify Seller in writing immediately of any change in the employment or authorization status of any personnel having authorized access to the Web site;

All notifications described above should be sent to *** and should contain the following information:
➢	Company name

➢	User’s first and last name

➢	User’s email address
☐	Customer’s use of any Lucent.com Web site is subject to all Terms of Use then set forth or linked to the Web site. Such Terms of Use shall in no event be construed to increase Seller’s obligations under this Attachment nor to create or modify any performance objectives for the services under this Attachment.
Without limiting Seller’s other rights, Seller may deny access immediately and in the future to individuals using the Web site other than as permitted. Seller shall have no liability to Customer on account of such denial.
6 Exclusions
RTSA in general does not include items not described in this Attachment. Examples of items that are specifically excluded from this Attachment include, but are not limited to:
☐	Equipment certification, as required per Seller’s policy on equipment not installed by Seller, or lapse in RTS coverage that spans more than ***, or equipment that has been moved; However, this exclusion does not apply to circuit packs or Cells that are moved or self-installed by the Customer within a Market or inter-Market or Equipment that has been moved by Seller.

☐	Repair or replacement of product components;

☐	Lab and trial support;

☐	On-site technical support. RTS is typically provided from the TAC or other Seller location that is remote from the site where Customer’s systems are located. At Seller’s discretion, Seller may dispatch personnel and or equipment to Customer’s site for diagnostic purposes. At Customer’s request, and as agreed to by Seller, Seller may provide on-site technical assistance in problem resolution beyond such remote support. On-site assistance is not included in RTS, and will be billed to the Customer at Seller’s then
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standard rate plus Travel and Living expenses (T&L), subject to a billing minimum of *** per day;

☐	Performing preventive maintenance for the Maintained Products;

☐	Deployment services, integration services, or custom modifications;

☐	Support for custom software features, that is, any features that are not present in the generally available version of the Maintained Products or software;

☐	Support for third-party software not licensed to Customer by Seller;

☐	Creating or making corrections to Customer specific reports;

☐	Services to implement CTA recommendations or suggested solutions.

☐	Loss of any data or the cost of reconstructing data lost during the performance of RTS service. In no case shall Seller be held responsible for such loss;

☐	Making specification changes or performing services connected with installation or relocation of the Maintained Products;

☐	Work external to the Maintained Products, whether or not on the designated processor used in conjunction with the Maintained Products;

☐	Assistance, including without limitation, modification or replacement of the Maintained Products, repair of damage, or increase in service time caused by or required as a result of any of the following:
➢	Failure to continually provide a suitable operational environment with all facilities prescribed by the applicable product specifications document including, but not limited to, the failure to provide or the failure of, adequate electrical power, air conditioning, or humidity control;

➢	Use of the Maintained Products in a manner not in accordance with its published specifications, operating instructions, capacity guidelines, or license-to-use;

➢	Failure to properly maintain or backup Covered Software on the system, to observe operating guidelines, to maintain Third-party platforms, software or equipment as described in Section 5.

➢	Force Majeure Events, including accident; disaster, which shall include, but not be limited to, fire, flood, earthquake, water, wind or lightning; transportation difficulties; terrorism or other hostile action; neglect; or misuse; except as follows: In the event of a service interruption caused by a Force Majeure Event Seller will make every commercially reasonable attempt to restore service on the Maintained Products. If, however, service is not restored within 12 hours, Seller and Customer will mutually agree on next steps to be taken, which may include the purchase of disaster recovery services to restore service. Additionally, the commercially reasonable efforts contemplated by the provision do not include the provision of new or additional
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hardware or software or performance of on-site services, which if available would require payment of additional charges;

➢	Modifications, maintenance, or repair performed by other than Seller designated personnel, including charges not authorized by Seller in the Maintained Product or software or the hardware or the software environment in which the Maintained Product or software operates, including without limitation the introduction of updates of third party software or hardware that have not been validated by Seller;

➢	Attachment of unspecified, non-recommended or non-approved products to the Maintained Products, or repairs required as a direct result of failure of a processor or other equipment or software not maintained by Seller, or failure of removable or rotating storage media;

➢	Database problems: If the condition is determined to be the result of corruption of the Maintained Product’s database, and such corruption is not the direct result of the Maintained Products, the condition will be referred back to Customer. However, if corruption is the result of, or caused by, Seller’s Maintained Products, Seller shall manage the resolution of the problem, at no additional charge;

➢	Hardware/firmware problems: When a condition has been isolated to a hardware or firmware problem on a product that is not covered under this Attachment, the condition will be referred back to Customer for disposition under whatever maintenance arrangements Customer may have for such hardware or firmware;

➢	Other/interfacing systems problems: If the condition is determined to be caused by systems other than the Maintained Products, including, but not limited to, systems that interface with the Maintained Products, the condition will be referred to Customer for corrective action unless the other system(s) has been furnished by Seller and is covered under this Attachment, in which case Seller shall manage the resolution of the problem.
7 Assumptions/Eligibility For RTSA
7.1 Equipment Manufactured, and Installed by or Purchased from Seller
RTSA is offered only for software purchased from Seller residing on equipment manufactured by Seller or for Seller pursuant to specifications controlled by Seller. Standard Base Software Releases furnished by Seller are eligible for updating and related services under BRSS without initial evaluation by Seller, provided BRSS commences not later than the end of the applicable warranty period for the respective software.
Equipment and Covered Software in the Covered System must have been purchased directly from Seller or a Seller authorized supplier, installed and/or integrated by Seller, or installed by Customer where Self-Install Agreement is required, as described in Attachment I. Equipment and software in the Covered System not meeting these criteria, with the exception of circuit packs, is subject to Seller observation and/or eligibility test. Such observation and eligibility test will be available only at a separate fee and will be billed at Seller’s then standard rate.
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7.2 Other Situations
In all other situations, software shall not be eligible for RTSA until Seller, at its option, has made an initial evaluation to determine whether modifications are required to make the software eligible. Billing to Customer for such observations will be on a time and material basis. If, in Seller’s judgment, modifications are required for eligibility, Seller will provide an estimate to Customer of the costs of making such modifications, including the price for updating the software to a current, supported Standard Base Software Release. Upon Customer’s acceptance of the estimate, Customer will be billed based on Seller’s estimate for such evaluation, and any such modifications furnished by Seller. Software will not be eligible for RTSA unless Seller determines that the software is in good working order in accordance with its specifications and can be maintained in such condition.
7.3 Customer’s Warranties of Authority
Customer warrants, as a condition of eligibility, that Customer is the owner or lessor of any equipment that runs the software for which RTSA will be provided under this Attachment, or that Customer has the equipment owner’s written authorization to operate such equipment and obtain such support services under this Attachment. Customer further warrants that Customer is the licensee of the software for which BRSS will be provided under this Attachment and is complying with the terms of the license.
AMPS/PCS System Level Support RTSA Service is available only on a system basis as defined by Maintained Products in Section 9.1. Customer must maintain the same support coverage under this Attachment for all of the Maintained Products in all of its markets; and each system must be operating on a Standard Base Software Release as defined in Section 11.
7.4 Support For Relocated Software
Software to be supported by Seller under this Attachment, which is moved by Seller to another Designated Processor of Customer within the Territory, and Software which is moved by Seller together with its Designated Processor to another location of Customer’s within the Territory, shall continue to be covered by Customer’s BRSS.
Should Software be moved and/or de-installed and/or re-installed by a Party other than the Seller or Seller’s Subcontractor, Customer agrees to the following:
☐	Provide Seller with (30) days prior written notice of such relocation

☐	Pay additional charges if the move increases Seller’s costs or expenses of providing BRSS

☐	Seller reserves the right to inspect (one time) the software as installed at the new location to determine its eligibility for support as provided in Section 7.5 of this Attachment.

☐	Seller further reserves the right to supervise the unloading (if any) of the Software from the processor and the reinstallation of the Software at the new installation location. If Seller chooses to perform the above stated inspection and/or supervisions, Seller shall be entitled to be compensated for such services at Seller’s then standard rate.
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7.5 Commencement of RTSA
7.5.1 General.
Certain of the RTSA program benefits are subject to allocation as provided in Section 9.2.
This general provision is subject to certain special rules set forth in this section.
7.5.2 First System
***
Upon payment of the Initial Operating Fees, Customer shall be entitled to BRSS upon system’s In Revenue Service date until the end of the period specified in Attachment A and Attachment C. Following such period, BRSS coverage will be extended to such system(s) only after Customer has submitted a Purchase Order for the applicable remaining calendar months or next calendar year, and Seller has received payment based on the pricing and terms described in Attachment A and Attachment C. If Seller does not install all of the system, such support will be provided only upon written request of Customer made within thirty (30) days of completion of installation of the system and after the system has been deemed eligible for such support, as provided in Section 7.2 above.
7.5.3 Additional Systems
If Customer has existing systems covered by RTS, any new Seller manufactured or furnished system, deployed by Customer whether or not purchased from Seller under this Agreement, shall receive RTS coverage ***. Following such period, RTS coverage will be extended to such system(s) only after Customer has submitted a Purchase Order ***, and Seller has received payment based on the pricing and terms described in Attachment J. ***
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7.5.4 Addition of Existing Systems
Notwithstanding Section 7.5.3 above, if Customer obtains from any third party additional existing systems by purchase, lease, merger or otherwise, such acquired systems shall not automatically be included in the group of Customer’s systems covered by RTSA. However, upon request of Customer, which Lucent shall not unreasonably withhold or delay, and subject to mutual agreement as to fees and other appropriate terms and conditions, such existing systems may be so included. This support starts only after the existing system has been deemed eligible for such support, as provided in Section 7.2 above.
8 General Terms
Unless otherwise stated in previous sections of this Attachment, the following applies to all services. Additional terms and conditions are per the Agreement.
8.1 Conditions
☐	Seller reserves the right to determine which personnel to assign to perform Services. Seller personnel shall at all times be subject to the employment conditions of Seller and not those of Customer, but all such employees shall be qualified and certified on the Products and Software.

☐	Seller may use proprietary tools and Software for providing this service. The stated price does not include the sale, licensing or transfer of such tools or software to Customer.

☐	All work will be performed during normal business hours — 8:OOAM to 5:OOPM, local time, Monday through Friday — unless different working hours/schedule have been noted in the appropriate Service Description section.
8.2 Change Management
Change Management shall be performed in accordance with the terms and conditions of Attachment F.
8.3 Acceptance
Acceptance shall occur in accordance with Section 2.10 of the Agreement.
8.4 Warranty
Warranty shall be in accordance with Section 4.7 of the Agreement.
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9 Pricing Section
9.1 Determination of Pricing Units
*** Promptly following June 30th and December 31st of each calendar year, Customer shall provide to Seller in writing a count of the covered ECPs and RNCs, which shall serve as the Pricing Units used for calculating RTS fees as described in Attachment J. Promptly following December 31st of each calendar year, or as stated otherwise in Attachment A or Attachment C, Customer shall provide to Seller in writing a count of the covered MSCs, which shall serve as the Pricing Units used for the calculating BRSS fees as described in Attachment A and Attachment C. Such count is subject to verification by Seller, and to certain special rules set forth in Sections 7.5. Customer grants Seller the right to use any information learned by Seller in performing services under this Attachment in connection with any verification activities.
9.2 Pricing Notes:
☐	All prices are in $US, unless stated otherwise.

☐	Seller will invoice Customer for RTSA services prior to the commencement of services for the calendar year, and will invoice subsequent year in advance prior to the start of each year. ***

☐	Unused services in a calendar year will not be carried over to a subsequent year.

☐	When a RTSA program is provided for less than a full year, the following adjustments apply:
➢	Customer will be entitled to 1/12th of the annual Consulting services hours for each full month during which the Customer will be receiving RTSA program Service.
☐	***

☐	Additional charges incurred at Seller’s then standard rate as provided in this Attachment are separately billable and may be invoiced monthly by Seller or at the time of completion.

☐	Addition of Existing Software: If Customer obtains from any third party additional existing systems then providing service to the public, by purchase, lease, merger or otherwise, such acquired systems shall not automatically be included in the group of Customer’s systems, if any, then covered by RTSA. Upon request of Customer, Lucent will provide Customer a quotation including such acquired systems in the RTSA service.

☐	Seller may upon notice to Customer suspend performance of any RTSA service under this Attachment during any period when an invoice rendered hereunder for RTSA service
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remains unpaid past its due date.

☐	Pricing for RTS service is detailed in Attachment J. Pricing for BRSS is detailed in Attachment A and Attachment C.

☐	The annual RTSA services pricing is valid through the end of the Initial Term ***. Customer agrees to reimburse Seller for all reasonable travel, living, and other related out-of-pocket expenses associated with all RTSA services provided by Seller to the extent any travel is requested by Customer or is necessary to provide any requested Services.

☐	Prices are based upon purchase of RTSA for the entire agreed Term. Accordingly, and notwithstanding any other provision of the Agreement, there is no right by Customer to terminate this Attachment for convenience during the course of the Initial Term or any Renewal Term.
10 Pricing
10.1 Maintained Products for RTS and BRSS
The services described in this Attachment are for the following software products used in Customer’s PCS network. The pricing and terms of support of software not described in this section, including software developed by Seller, for Seller pursuant to Seller specifications, or Third-party software resold by Seller may be added to this Attachment or covered under a separate Attachment as mutually agreed between the parties.
10.1.1 Maintained Products
☐	***

☐	***

☐	***

☐	***

☐	***

☐	***

☐	***
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☐	Software Updates and Software Upgrades to the software packages set forth above.

☐	Such other software as Seller may agree in writing.
10.1.2 1 XEVDO Maintained Products
The Maintained Products also include the following 1xEV-DO software if present in the Covered Systems:
☐	***

☐	***

☐	***

☐	***

☐	***

☐	***
10.1.3 Optional Feature Support
RTSA covers the on-going maintenance of Optional Software Features for those features, and for which the Customer has paid the applicable separate license fee. This maintenance is available for all Optional Software Features.
11 GLOSSARY
Capitalized terms used herein shall have the meanings ascribed to them in the Agreement unless otherwise defined in this Attachment. For purposes of this Attachment, the following additional definitions shall apply:
“1xEVDO” means 1x Evolution (Data Only), a high-speed data solution supporting data rates up to 2.4mbits/second.
“7X24X365” means seven days a week, 24 hours a day and 365 days a year.
“Assistance Request” and “AR” means a request for RTS support, as described in Section 4.1 of this Attachment.
“BRSS Program” and “BRSS” means the optional program under which Seller offers to Customer, Major Releases, Point Releases, Software Updates and Crafts for software for which Customer has paid the applicable Fee, as more particularly described, as more particularly described in this Attachment.
“Cell” means a PCS or AMPS base station installed in any of Customer’s commercial AMPS/PCS systems in the Covered Systems that has a unique identifier to a Customer Mobile Switching Center (MSC) or 1xEV-DOR NC, such as a cell ID (identification) number, whether or not such
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base station was manufactured, installed or sold by Seller. For example, two AMPS cells in one physical location (co-located) constitute two cells if they are uniquely identified to the MSC(s) serving them except for base stations used to provide sector service. Similarly, if AMPS or PCS cell is split for capacity or other reasons, the cell count will be increased based on the cell IDs generated by the split except for base stations used to provide sector service. And, for example, if a PCS cell is added at a location where an existing AMPS cell exists and generates another cell ID, the PCS cell constitutes a cell for purposes hereof. Notwithstanding the foregoing, a Seller-manufactured Microcell will be counted as a “cell” in determining fees for RTS Programs. The term “Cell” as used herein includes comparable equipment manufactured by a third party manufacturer.
“Covered Systems” means those PCS systems operated by Customer in the Franchised Area that, at the time of determination for purposes of this Attachment, are served by ECPs and is limited to the Maintained Products.
“Craft” means a small Software release containing a collection of minor software changes, to a Major Release. Typically a Craft contains less extensive Software changes than those included in Point Releases or Software Updates.
“Customer Technical Advocate” and “CTA” means a person assigned by Seller pursuant to Section 4.2.
“ECD” means equipment configuration database.
“ECP” means a Seller-manufactured executive cellular processor installed in any of Customer’s PCS systems in the Covered Systems, whether or not such ECP was installed by or sold to Customer by Seller, and regardless of the technology supported by such ECP (e.g., analog, and CDMA).
“First System” means the initial equipment in a new market that completes installation and integration, rendering it commercially viable. The initial equipment may comprise of at least one CDMA ECP and its associated Base Station or one 1xEVDO-RNC and its associated Data Cell for which Customer has been invoiced.
“Franchised Area” means the area(s) for which the Federal Communications Commission in the United States or a comparable government agency has granted a permit to construct and operate one or more CDMA system(s), including any non-designated areas contiguous to the Franchise Area, and in which, under such agency’s applicable rules, Customer will be able to provide a wireless telecommunications service in such area(s) utilizing such system(s).
“Initial Operating Fees” (IOF) means those fees paid upon initial provision of software for the right to use such software. Such a fee includes RTSA for the period of time described in Section 7.5
“Major Release” means an issue of software, which significantly adds to, improves or enhances existing base or standard software features and capabilities of the prior Major Release involving more extensive changes to the underlying source code or the user interface than is the case in a Point Release or a Craft. A Major Release may also correct defects in earlier releases. The term “Generic Release” is synonymous with Major Release. A Major Release may also provide new optional software features, which Customer may acquire for additional license fees.
“ODD” means office dependent data.
“OMP-FX” is the Operation and Maintenance Platform for Flexent installed in any of the Customer’s 1xEVDO Data Networks in Covered System.
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“Optional Software Feature” means a feature or functionality of software resident in a Major Release but which is not licensed to Customer as part of BRSS and is available for use by Customer only if Customer pays the applicable separate license fee therefore.
“Pick-A-Pack Program” shall have the same meaning defined in Attachment A and Attachment C.
“Point Release” means a superseding issue of software, which adds to, improves or enhances existing features and capabilities of the Major Release of the software with which it is associated. A Point Release may also correct defects in earlier releases.
“Pricing Units” mean the pricing elements that are used to compute annual fees for the RTSA Service, as described in Section 9.1 of this Attachment.
“Remote Technical Support” “RTS” mean the collection of post-deployment support services provided under this Attachment as defined in this Attachment.
“Retrofit”, means a replacement of an existing Major Release (including any subsequently issued Point Releases) with a Software Upgrade that constitutes a new Major Release. Retrofits require modifications of the ODD and/or the ECD.
“Severity 1”, “Severity 2”, “Severity 3” and “Severity 4” mean the severity levels described in this Attachment.
“Software Update” means a partial update of existing software provided to Customer in consideration of Customer’s payment of BRSS fees, and containing one or more of the following, in any combination: (i) improvement in basic call processing capabilities, as well as basic system operation and maintenance, (ii) changes to maintain compatibility between a new system release and features existing in a prior system release (when initially introduced, a new system release may not always be fully compatible with features available immediately prior to such release), (iii) a platform for optional software features, and (iv) consolidations of periodic fixes and overwrites. A Software Update can also be a Point Release or a Craft, if it meets any of those definitions. Seller does not commit that any Software Updates will ultimately be released, made generally available and therefore provided during the term that Customer subscribes to the BRSS Program. Furthermore, Seller does not warrant that any specific features or functionality will be included in any Software Updates that may be provided under the BRSS Program prior to the time that a Software Update is released and made generally available to all BRSS subscribers
“Software Upgrade” refers to a Major Release provided to Customer in consideration of Customer’s payment of BRSS fees. In addition to the four Software Update criteria mentioned above, a Software Upgrade may also provide infrastructure changes. A Software Upgrade differs from a Software Update in that only a Software Upgrade can provide infrastructure changes. Seller does not commit that any Software Upgrades will ultimately be released, made generally available and therefore provided during the term that Customer subscribes to the BRSS Program. Furthermore, Seller does not warrant that any specific features or functionality will be included in any Software Upgrades that may be provided under the BRSS Program prior to the time that a Software Upgrade is released and made generally available to all BRSS subscribers.
“Standard Base Software Release” means the two most recent Major Releases that have been declared generally available. For example, if Major Release N is the latest generally available release, it and Major Release N-1 are considered Standard Base Software Releases.
“T&M basis” means time and material, at Seller’s then prevailing rates to the extent that applicable rates are not set forth in the Attachments A, C and J.
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“Third Party Software” means software developed and owned by a third party using their own specifications and licensed to Seller. Any third party warranties are a pass through to Customer.
“TAG” means Seller’s Technical Assistance Center or equivalent designated center. Seller reserves the right to provide the services described herein from one or more such centers.
“Warmstart” means the service under which Seller will provide the support services necessary to upgrade (evolve) Customer’s ECP and 5ESS databases if the Covered System is not on the current software release as defined in this Attachment.
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12	Multivendor Maintenance Service for Sun Products (“Sun MVM”)
12.1 Elements of Work and Lucent Responsibilities
The services described in this Attachment are for the Sun products incorporated into the “Maintained Products”.
Messaging solutions/offers, which contain Sun products, include:
☐	***

☐	***

☐	***

☐	***
12.1.1 Description
Lucent’s multivendor maintenance service for Sun products (“MVM SUN”) provides the maintenance services listed below for the Sun products incorporated into Lucent-supported products and solutions installed at Customer’s locations in the United States. MVM SUN service consists of:
☐	Hardware repair or replacement of all defective FRUs

☐	On-site Dispatched Technician, if no remote solution is available, for hardware repair or replacement

☐	Sun software updates and upgrades if and when available, and if Customer is entitled to the update and/or upgrade in accordance with Sun’s software licensing and support policies. Lucent does not commit that any software upgrades will ultimately be released, made generally available and therefore provided during the term that Customer subscribes to this service. Furthermore, Lucent does not warrant that any specific features or functionality will be included in any software upgrades that may be provided under this service.
12.2 Tasks/Deliverables
During the period for which Customer subscribes to MVM SUN service, Lucent will provide the following maintenance services for the Maintained Products.
12.2.1 MVM SUN Response Time Objectives
Lucent will initiate an On-site Repair Request to be performed under the terms of this Attachment only after Lucent acknowledges the Customer-initiated AR that should be submitted under the
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RTS service as described in Section 2.2, and the following conditions are met: (1) a Lucent technical support engineer determines a part to be suspected faulty, OR (2) Customer has successfully diagnosed and isolated a faulty part, AND (3) a Lucent technical support engineer acknowledges Customer’s analysis and identifies the suspected faulty part identification number or code.
Response time is defined as: The point in time from when Lucent requests a technician to be dispatched to Customer’s site (On-site Repair Request) to the time of the technician’s arrival at that site.
Response time objectives are:
☐	MVM SUN UPLIFTED SILVER 24x7:

➢	Severity 1 (System down/urgent) situations: ***

➢	Severity 2 (System impaired) situations: ***

➢	Severity 3 (System operation normal): ***
Response time may be affected by weather or other circumstances not in Lucent’s reasonable control. Response times above apply to systems located within a 30-mile (50 KM) radius of a local service office. Coverage for suburban and rural USA sites over 30 miles from a local service office and non-USA sites is on a case-by-case basis. Please contact your Lucent sales representative for more details regarding availability.
12.2.2 On-site Dispatched Technician
If a problem cannot be resolved remotely, Lucent will send a technician to perform on-site troubleshooting, repair, and testing of the Sun product at Customer’s location to resolve equipment issues.
If the location of the failed FRU is more than 30 miles from the nearest Sun service location additional response time and an increase in the standard service price may be required.
Lucent is responsible for the following activities:
☐	Verification of trouble description with Customer.

☐	Review of active alarms and equipment alarm history.

☐	Diagnose reported trouble and alarms using available test equipment and tools.

☐	For hardware failure of supported product, dispatch technician to repair or replace the defective part and off-line test.

☐	For non-supported equipment, refer trouble back to Customer for resolution.
12.2.3 Hardware FRU Repair or Replacement
☐	Repair or replacement of the Sun product FRU as part of MVM SUN service will be available in accordance with the level of service selected. In some cases, Lucent may
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arrange for a courier to deliver the FRU to Customer’s location. In such cases, Lucent may require Customer to attempt to replace the unit prior to Lucent dispatching a technician to Customer’s location.

☐	Lucent is responsible for the following activities:

➢	Dispatch and monitoring of on-site repair technician (if no remote remedy is available)

➢	On-site repair of contracted Sun product hardware.

➢	Provide Sun product FRU(s) as required to restore the unit to original operating condition.

➢	Technician removal of bad FRU(s) for repair.

➢	Provide all mandatory hardware field changes.
12.2.3.1 Hardware Repair Notes:
☐	For non-Sun FRUs not covered under this Attachment, standard Lucent Repair & Exchange Services (RES) are available.

☐	Sun hardware repair or replacement availability is dependent upon the availability of spares from the manufacturer.

☐	All failed FRUs replaced by Lucent become the property of Lucent or its suppliers.
12.3 Customer Responsibilities
To be eligible for MVM SUN service, Customer is required to maintain a valid Lucent Remote Technical Support (“RTS”) contract on Customer’s applicable Lucent-supported solution, platform or product, including the Maintained Products.
Customer agrees to purchase and maintain a contract with Lucent for Remote Technical Support services for each associated system or product that includes a covered Sun Product that is consistent with the Term and Coverage Period of this MVM SUN service.
Customer will provide to Lucent on Lucent Services Start Form the following product detail for each Maintained Product:
☐	Lucent assigned product identification

☐	Product description

☐	Product serial numbers (Lucent and Sun)

☐	Product address (equipment site)

☐	Product configuration (parts listing)

☐	Lucent assigned part identification
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☐	Major part serial numbers (chassis, external disk unit, removable disk drives, etc.)
In addition, Customer is responsible for the following throughout the term of this Attachment or any extensions:
☐	Provide the Lucent Account Manager/Services Account Manager with a complete listing of all products to be covered under MVM SUN service, in accordance with the service start-up requirements to properly establish service entitlement.

☐	Provide a serial number, site ID or contract number when requesting service.

☐	Provide the proper environment and electrical and telecommunications connections as specified by Lucent.

☐	Provide remote access to the products to enable Lucent or its representatives to perform remote technical support at a time and for a length of time mutually agreeable to both Customer and Lucent.

☐	Maintain a procedure external to the Software and host computer for reconstruction of lost or altered files, data, or programs. Lucent will make reasonable efforts to permit data to be saved/retrievable when feasible; however, Lucent will not be responsible for the cost of reconstructing data stored on disk files, tapes, memories, etc. lost during the performance of MVM SUN service.

☐	Removal of the defective hardware from active service and mounting rack as required for troubleshooting and repair.

☐	Ensure that authorized staff for operation and maintenance is available during the entire support/repair period to provide Lucent or its contractor with information (e.g., model, serial number, current failure symptoms, local procedures and requirements, etc.) upon request so that Lucent can provide Customer with proper support.

☐	Maintain software where any modifications made are approved by Lucent. This includes updates from manufactures of third party software.

☐	Follow all of Lucent’s installation, operation, software and maintenance instructions.

☐	Provide the proper environment and electrical and telecommunications connections as specified by Lucent.

☐	Provide access to the defective products to enable Lucent technicians or contractors to perform maintenance, and provide adequate workspace, lighting, and power as required to perform troubleshooting and repairs.

☐	Provide temporary adequate communications facilities, workspace and storage space for Lucent spare parts, if required by Lucent or their contractors.

☐	Reinstallation of the repaired Sun product or EDU into the mounting rack as required, software restoral and testing, and re-initialization of the component(s) for use.
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☐	In addition, Customer is responsible for maintaining the product as follows:

☐	Installing all software product updates within a reasonable time, not to exceed sixty (60) days from the date of availability.

☐	Following all Lucent’s and relevant third party software manufacturer’s applicable installation, operation, administration, and maintenance instructions.

☐	Installing most recent Class A changes.

☐	Maintaining associated solution/platform components at current software release.
12.4 Exclusions
The following exclusions apply to MVM SUN service under this Attachment:
☐	The following conditions are not covered under the MVM SUN service under this Attachment if a Lucent Technologies technician or their representative is asked to:

➢	Remain on Customer’s site after resolution of a problem.

➢	Respond and provide support for equipment moves or changes.

➢	Provision or install hardware upgrades or reprogram to add additional capabilities or functionality to the products covered under the Attachment/Agreement.
☐	Repair for damages or malfunctions caused by: (1) actions of non-Lucent or non-Lucent contracted personnel or the attachment of products not supported by Lucent; (2) failure to follow manufacturer’s installation, operation, or maintenance instructions, including Customer’s failure to permit Lucent timely remote access to their product; (3) failure of products not serviced by Lucent or Lucent’s contractors; (4) abuse, misuse, or negligent acts of non-Lucent authorized personnel (5) repair to products if Customer or Customer-authorized party modified the product in any manner.

☐	Consumables, including but not limited to cables/cable assemblies, cords, brackets, fan/fan assemblies, firmware, bezels, rack mounting and other hardware kits, fuses, batteries, handles, filters, transformers, face plates, adapters, blank panels, labels, other accessories, technical documentation or other media are not covered MVM SUN service.
12.5 MVM SUN Definitions
MVM SUN Definitions:
“FRU”: Field Replaceable Unit. FRUs are components that are identified by Sun Microsystems as items that can be removed and replaced at Customer’s location. FRUs include, but are not limited to, disk drives, power supplies, and cards contained within the product chassis.
“EDU”: External Disk Unit.
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Attachment E
RESPONSIBILITIES MATRIX FOR SYSTEM ENGINEERING,
IMPLEMENTATION, AND OPTIMIZATION SERVICES
All definitions set forth in the Agreement shall apply to this Attachment E unless otherwise expressly defined herein. Except as may otherwise be provided in the Agreement or in this Attachment E, each of the Services identified as Seller’s responsibilities in this Attachment are offered on a separate billable basis. In the event of any conflicts between the terms set forth in the body of the Agreement and the terms of this Attachment E, the terms set forth in the body of the Agreement shall control.
1. Responsibilities Matrix Overview
This Attachment provides high-level descriptions of required Services (including, but not limited to, engineering Services, operations and maintenance Services, and implementation Services), and outlines the respective responsibilities concerning the supply, installation, and commissioning of the Products, Licensed Materials and Services supplied under the Agreement.
Installation and commissioning of the Products, Licensed Materials and Services shall be performed in accordance with Seller’s reasonable installation and commissioning instructions.
1.1 Seller Responsibilities — General
This section is provided for the convenience of the Parties and shall not be understood to create any specific obligations upon Seller. Seller’s responsibilities, when requested, shall include, but shall not be limited to:
▪	Conducting of analyses to determine the required materials, effort and services necessary for installation and optimization of the network.

▪	Installation of certain products, including radio and fixed network equipment (e.g., BTS radio equipment, power plant, associated hardware, 5ESS(FPS) and associated switch equipment).
1.2 Customer Responsibilities — General
Customer’s responsibilities shall include, but shall not be limited to:
▪	Supplying Seller with all capacity requirements;

▪	Site search and evaluation; and

▪	Site acquisition and spectrum clearing.
The responsibilities in this Attachment are grouped into two (2) categories: base transceiver stations (BTS) and switching systems. Both of these categories are further divided into services and materials.
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2. Base Transceiver Station (BTS) Responsibilities
This section outlines the responsibilities for services and materials for the BTS products. Radio network design is separated into two (2) series of activities: preliminary radio network design and implementation radio network design.
2.1 BTS Services
Note: The following responsibilities are based upon the assumption that Lucent performs radio network design and installation, and Customer performs Site acquisition. In the event that this assumption should change, the Parties will capture the revised assumption in the associated purchase documents and the responsibilities matrix (below), will be updated accordingly.
2.1.1 Radio Network Design

		Customer	Seller
1 .	Define coverage and capacity requirements.	***	***

2.	Provide coverage and capacity data to Seller.	***	***
2.1.2 Implementation Radio Network Design

		Customer	Seller
1.	Prepare forecast and location of demand for service.	***	***

2.	Define coverage and capacity requirements.	***	***

3.	Develop phase coverage objectives.	***

4.	Develop coverage plan to meet phase coverage objectives (Only if Lucent performs RF Engineering Design Services).	***	***

5.	Prepare a detailed data sheet for each base station. Information in the data sheet shall include, but is not limited to:	***	***

a) Antenna description and configuration

b) Effective radiated power

c) Antenna radiation center above ground level

d) Sector/omni antenna, simplex/duplex, 60 /120 sector and orientations

e) Maximum transmission line loss acceptable

f) Vertical beam width (optional)

g) Down tilt angle (if used), mechanical/electrical

h) All relevant BTS parameters

i) Site name, Site code and numbers

j) Location of base station

k) Scheduled in-service date.

6.	Revise predicted coverage and performance as to reflect actual Sites and design. Provide documentation (Only if Lucent performs RF Engineering Design Services. If this is not the case, this shall be a Customer responsibility).	***	***

7.	Review data sheet against equipment capabilities	***	***

8.	Notify Seller of discrepancies, verify accuracy of calculations	***	***
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		Customer	Seller
associated with Seller-provided equipment.

9.	Clear microwave spectrum for Customer’s use.	***	***

10.	Notify appropriate regulatory agency of frequency use, obtain coordination approval.	***	***

11 .	Notify appropriate regulatory agency of adjacent channel use, obtain coordination approval.	***	***

12.	File appropriate notices with FCC.	***	***

13.	File appropriate notices with FAA for antenna structure lighting and marking.	***	***

14.	Design and conduct coverage tests (not part of acceptance testing)	***	***

15.	Provide interference guidelines.	***	***

16.	Compare the coverage of the design, as built, with requirements, (only if Lucent performs RF Optimization Services).	***	***[1]
2.1.3 Site Search

		Customer	Seller
1.	Release search ring maps.	***	***

2.	Survey area for possible Sites and prepare Site data files.	***	***

3.	Evaluate and rank proposed Sites.	***	***

4.	Drive test candidate Sites.	***	***

5.	Evaluate drive test results.	***	***

6.	Approve or reject selected Site.	***	***

7.	Identify and evaluate Site access and security.	***	***

8.	Provide Seller with appropriate escort or written permission to proceed without escort as needed at Customer’s Sites.	***	***

9.	Negotiate lease with Site owners.	***	***

10.	Approve and conclude lease contract.	***	***
2.1.4 Site Preparation

		Customer	Seller
1 .	Provide specific technical requirements for base station design to Customer based on Radio Network Design.	***	***

2.	Prepare Civil Engineering Design for Site construction and provide copy of layout drawings to Seller.	***	***

3.	Use layout drawings to prepare Bill of Material.	***	***

4.	Order material per approved Bill of Material	***	***

5.	Obtain all necessary permits from authorities including, but not limited to zoning approvals and building permits.	***	***

6.	Submit all required environmental impact statements.	***	***

[1]	Where both Customer and Seller are indicated in the matrix, both Parties shall cooperate until a successful solution is achieved.
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		Customer	Seller
7.	Complete Site data file.	***	***

8.	Evaluate and select construction contractors.	***	***

9.	Schedule construction work (including building improvements, AC power, leased lines).	***	***

10.	Supervise Site construction.	***	***

11.	Furnish estimated Site Ready for Installation (SRI) inspection date.	***	***

12.	Supply Site ready for installation.	***	***

13.	Conduct inspection of completed construction.	***	***

14.	Participate in SRI inspection at Site.	***	***
2.1.5 BTS Equipment Shelters and Antenna Mounting

		Customer	Seller
1 .	Provide design recommendations for equipment shelters.	***	***

2.	Plan and design outdoor equipment shelters.	***	***

3.	Produce civil works drawings.	***	***

4.	Plan and design non-standard support masts.	***	***

5.	Provide mechanical details (antennas and cable mounting) for structural review and permitting.	***	***

6.	Produce non-standard support masts drawings and provide to Customer.	***	***

7.	Perform structural analysis of building.	***	***

8.	Provide floor space (if indoor Site) or pad/plinth (if outdoor Site).	***	***

9.	Provide adequate HVAC (if indoor Site).	***	***

10.	Provide adequate AC power supply.	***	***

11.	Provide proper electrical grounding at each Site[4].	***	***

12.	Review locations for special requirements, e.g. fireproof cables in elevator shafts.	***	***

13.	Deliver BTS equipment to Site.	***	***

14.	Receive and inventory equipment at Site.	***	***

15.	Install outdoor equipment shelters.	***	***

16.	Specify and design custom brackets and other hardware needed for the antenna and transmission lines.	***	***

17.	Install custom brackets and other hardware for the antenna and transmission lines	***	***

[2]	Grounding is to be completed in accordance with standard grounding practices, as documented in the Modcell Installation Manual 401-703-300, or in accordance with other Seller approved alternatives.

[3]	All activities that require special hauling/hoisting and handling are billable to Customer if performed by Seller (including rooftops).

***
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		Customer	Seller
18.	Specify and install standard masts with any necessary structural reinforcement.	***	***

19.	Install non-standard masts and any structural reinforcements, where necessary.	***	***

20.	Coordinate government inspections.	***	***

21.	Clean up Site, remove temporary works and staging , clean all duct work and ventilation.[4]	***	***
2.1.6 BTS Site Equipment
(NOTE: X = Seller performs installation; Y = Customer performs installation; X Y = Responsibility is independent of which Party performs installation)
Seller shall be responsible for the factory testing, packing, delivery of equipment, installation, testing and commissioning of the BTS equipment and antenna systems.
Seller shall commence implementation and optimization Services at each Site (provided that Customer has received all the necessary permits, including, but not limited to, zoning approval, building permits and regulatory approvals, has made the necessary modifications to prepare the Site, and has made the Site available to Seller as described in this Attachment).

		Customer	Seller
1.	Issue Purchase Order to Seller.	***	***

2.	Review and accept Purchase Order as provided in Agreement.	***	***

3.	Provide BTS Site equipment Site Preparation Guidelines to Customer, including Ancillary Equipment.[4]	***	***

4.	Provide Site equipment documentation, including all documentation for Ancillary Equipment.[4]	***	***

5.	Procure tools and test equipment for acceptance testing.[1]	***	***

6.	Provide any Seller proprietary connectors or Software that is needed for Acceptance Testing.	***	***

7.	Unpack BTS equipment at Site.	***	***

8.	Obtain special installation permits (e.g. crane, street blocking).	***	***

9.	Obtain any special manpower (e.g. flag-man to direct traffic around crane).	***	***

10.	Supply skilled manpower, equipment and tools for installation.[4]	***	***

11.	Install radio equipment.[4]	***	***

12.	Install and test batteries.[4]	***	***

13.	Connect equipment to grounding systems.	***	***

14.	Connect external alarms to BTS.	***	***

15.	Terminate antenna feeders onto BTS equipment.[4]	***	***

16.	Provide connection from BTS to telco connection point.	***	***

17.	Perform (as a minimum) voltage standing wave ratio (VSWR) and/or time domain reflectometer (TDR) test for all coaxial lines and antennas separately and together as specified.	***	***
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		Customer	Seller
18.	Label each line with identifiers and weatherproof both ends.	***	***

19.	Weather-proof all outdoor connections with material suggested by manufacturer.[5]	***	***

20.	Load frequency and other parameters into equipment.[4]	***	***

21.	Supply replacement spare parts during installation following Acceptance and within Warranty Period per Agreement.	***	***
If Seller is notified by Customer that a Site is ready and finds upon arrival that the Site is not in material compliance with the criteria indicated in the Site Readiness Checklist, on the form generally used by Seller for such purpose, or other agreement made by the Parties, (an “Erroneous Dispatch”) Customer shall pay to Lucent an additional fee of *** for each such Erroneous Dispatch. If Lucent incurs extraordinary costs due to an Erroneous Dispatch, Customer agrees to negotiate in good faith appropriate compensation for such extraordinary costs.
2.2 Materials — BTS
2.2.1 BTS Equipment Shelters and Antenna Mounting
(Note: a = Seller performs installation; b = Customer performs installation)
(Note: C = CUSTOMER responsibility; S = SELLER responsibility)

		Supply	Install	Test
1.	Tower / shelter foundation	***	***	***

2.	Tower or building mounting steelworks	***	***	***

3.	Lightning protection	***	***	***

4.	External feeder routes	***	***	***

5.	Grounding system[2]	***	***	***

6.	Hazard lighting and other associated items onto tower	***	***	***

7.	Fences around shelters	***	***	***

8.	Paint for antennas and outdoor equipment	***	***	***

9.	Main AC power	***	***	***

10.	Main AC power distribution panel	***	***	***

11.	Equipment room/shelter lighting	***	***	***

12.	Wall sockets for general use	***	***	***

13.	Air conditioning	***	***	***

14.	Temperature alarm system !	***	***	***

15.	Fire/smoke alarm system[5]	***	***	***

16.	Cable entry ducts (feed through)	***	***	***

17.	Intruder alarm system[5]	***	***	***

18.	Fire extinguisher	***	***	***

[5]	Seller will punch down any alarms supplied by Seller and help test alarm to switch.
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		Supply	Install	Test
19.	Suitable floor coating (anti-static)	***	***	***

20.	Document shelves and other furniture	***	***	***

21.	Site inspection exception reports	***	***	***

2.2.2 BTS Site Equipment
(Note: a = Seller performs installation; b = Customer performs installation)

		Supply	Install	Test
1.	Batteries with rack (Lucent provided)	***	***	***

2.	BTS equipment	***	***	***

3.	***	***	***	***

4.	Alarm distribution panel for external alarms	***	***	***

5.	Antenna, coaxial cables, and all associated hardware.	***	***	***

6.	Duct feed-through boots for waterproofing	***	***	***

7.	External alarm cabling from alarm panel to BTS (Lucent supplies one cable only)	***	***	***

8.	Alarm cabling from detectors to alarm panel	***	***	***

9.	Alarm cabling from DDF to network element (NE)	***	***	***

10.	Cable from BTS to grounding system[2] (Install only)	***	***	***

11.	Grounding kits and clamps[2] (Install only)	***	***	***

12.	Rectifier system	***	***	***

13.	DC distribution and (fuse cabinet6)[4]	***	***	***

14.	Power cabling to BTS (from “bays” to cabinet only)	***	***	***

15.	Battery cabling and termination hardware	***	***	***
3. Switching Responsibilities
This section outlines the responsibilities for services and materials for the switching systems.
3.1 Services — Switching Systems
This section is separated into two (2) sets of activities: switching network element design and implementation switching network element design.
The switching network element design shall include Customer’s switching requirements and Seller’s initial network design.
The implementation switching network element design shall include all subsequent Customer modifications to Seller’s switching network element design.

[6]	Fuse cabinet supplied by Customer if in a building.
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3.1.1 Switching Network Element Design (MSC//BTS/OMC/NMC)7

		Customer	Seller
1.	Define switching requirements.	***	***

2.	Provide switching requirement data to Seller.	***	***

3.	Prepare detailed, warranted infrastructure requirement lists and provide to Customer.[4]	***	***

4.	Provide Customer with reports and information.[4]	***	***
3.1.2 Implementation Switching Network Element Design (MSC/BTS/OMC/NMC)
(NOTE: X = Seller performs installation; Y = Customer performs installation; XY = Responsibility is independent of which Party performs installation)

		Customer	Seller
1.	Provide input from RF design.	***	***

2.	Provide equipment Specifications, e.g., interfaces, capacity, etc.[4]	***	***

3.	Provide infrastructure Specifications (leased lines).[4]	***	***

4.	Approve infrastructure Specifications (leased lines).	***	***

5.	Provide telco interconnect Specifications.	***	***

6.	Approve telco interconnect Specifications.	***	***

7.	Provide fixed network design Specification, e.g., GOS, MTBF, etc.	***	***

8.	Conduct economic study of MSC/BTS/OMC configuration.	***	***

9.	Design and size MSC/BTS/OMC configuration and provide copy to Customer.[4]	***	***

10.	Review and approve MSC/ BTS/OMC design, including equipment and interface compatibility.	***	***

11.	Revise network design if required.[4]	***	***

12.	Produce civil works drawings for OMC and NMC	***	***

13.	Provide equipment and Software for OMC.[4]	***	***

14.	Install OMC equipment and Software.[4]	***	***

15.	Test OMC installation.[4]	***	***

16.	Approve OMC installation.	***	***

17.	Provide equipment and Software for NMC.[4]	***	***

18.	Install NMC equipment and Software.[4]	***	***

19.	Test NMC installation.[4]	***	***

20.	Approve NMC installation.	***	***

[7]	MSC: Mobile Switching Center; BTS: Base Transceiver Station; OMC: Operations Maintenance Center; NMC: Network Maintenance Center
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3.1.3 Site Search

		Customer	Seller
1.	Search for and identify possible Sites.	***	***

2.	Pre-survey selected locations.	***	***

3.	Hold technical review at Sites with fixed network engineer, Site acquisition and preparation specialists and Seller representative to identify all technical requirements from all Parties to determine feasibility of Site.	***	***

4.	Examine Site for suitability, noting ease of access to equipment.[4]	***	***

5.	Make Site selection or perform Site search again.	***	***

6.	Identify and evaluate Site access and security.	***	***

7.	Negotiate terms and conditions of lease with Site owners.	***	***

8.	Finalize lease contract.	***	***
3.1.4 Site Preparation
In the event Customer elects to contract with Lucent to provide engineering and construction of the facility which will house the switch and access manager, the following matrix will be restructured:

		Customer	Seller
1.	Define technical system requirements for floor space, floor loading, heat load.[4]	***	***

2.	Determine overhead or floor cabling.	***	***

3.	Determine raised floor or not.	***	***

4.	Select air conditioning system to be used.	***	***

5.	Obtain requirements for equipment rooms, power, standard connectors, levels, impedance’s etc. and provide copy to Seller.	***	***

6.	Design and furnish equipment room or space for telco line connections and provide layout drawings to Seller.	***	***

7.	Provide layout design for equipment installation. [4]	***	***

8.	Produce civil works drawings.	***	***

9.	Review and approve typical layout plan for supplier equipment.	***	***

10.	Complete detailed installation designs for each MSC/OMC. [4]	***	***

11.	Obtain all necessary permissions from authorities.	***	***

12.	Prepare request for proposal documents for construction bids.	***	***

13.	Evaluate and select construction contractors.	***	***

14.	Supervise Site construction.	***	***

15.	Provide fire protection system with alarms.	***	***

16.	Install security alarms.	***	***

17.	Install external alarms.	***	***

18.	Provide alarm panel.	***	***

19.	Determine emergency power back-up requirements based on size, market requirements, and reserve capacity.	***	***
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		Customer	Seller
20.	Provide backup power system	***	***

21.	Provide any particular design requirements for power plant to Customer.[4]	***	***

22.	Perform all civil works preparation for power plant.	***	***

23.	Provide leased lines to telco termination point (telco to provide).	***	***

24.	Provide main power.	***	***

25.	Approve completed Site construction.	***	***

26.	Inspect buildings for readiness and approve completed Sites.	***	***
3.1.5 Switching Hardware and Software
Seller shall be responsible for the factory testing, packing, delivery, unpacking, installation, testing and commissioning of MSC and OMC hardware and software. Customer shall be responsible for acceptance testing Customer wishes to perform.
Prior to delivery of any equipment, Customer must first issue a Purchase Order. Seller must then review and accept the Purchase Order as provided in the Agreement.

		Customer	Seller
1.	Specify MSC equipment per Site based on approved fixed network design, including trunk and slot assignments.[4]	***	***

2.	Prepare plan for testing of network element integration and provide to Customer for review. [4]	***	***

3.	Review test plan, agree to changes and approve test plans.	***	***

4.	Perform integration tests. [4]	***	***

5.	Record results of tests for review. [4]	***	***

6.	Review test results.	***	***

7.	Connect fire, security, and external alarms to alarm panel.	***	***

8.	Connect alarm panel to NE.	***	***

9.	Provide schedule with building-ready dates.	***	***

10.	Provide for temporary storage of incidental equipment.	***	***

11.	Provide for warehouse storage.	***	***

12.	Provide Customer with schedule of equipment delivery dates.[4]	***	***

13.	Establish start of work and completion dates.	***	***

14.	Review, change or approve installation schedule and plans.	***	***

15.	Deliver, inventory and unpack all MSC equipment to Sites[4]	***	***

16.	Provide Site preparation guidelines for the MSC equipment. Guidelines shall include, but shall not be limited to: telco and Tl Link requirements; DC, AC, and emergency power requirements; floor space requirements; HVAC requirements; grounding and lightning protection specifications; alarm interface requirements. [4]	***	***

17.	Provide Site preparation guidelines for the MSC equipment (subject to Customer’s approval). Guidelines shall include but shall not be limited to:	***	***
BTS-MSC link requirements; DC, AC,
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and emergency power requirements; floor space requirements; HVAC requirements; antenna and combiner requirements; tower requirements; grounding and lightening protection specifications; alarm interface requirements.[4]
		Customer	Seller

18 .	Install all MSC equipment. [4]	***	***

19.	Provide Site preparation guidelines for the OMC equipment. [4]	***	***

20.	Install all OMC hardware and Software. [4]	***	***

21 .	Arrange for hauling and hoisting (including special permits for parking, street closures, etc.).	***	***

22.	Furnish installation tools, test equipment and supplies.[4]	***	***

23.	Load test batteries. [4]	***	***

24.	Maintain clean room during installation.	***	***

25.	Clean floor area & blow out air conditioning system.	***	***

26.	Maintain security during installation.	***	***

27.	Provide access and leased line test point to telco (monitor test points to telco).	***	***

28.	Provide test procedures for routing of all access and leased lines to Customer for review. [4]	***	***

29.	Review test procedures (change or approve).	***	***

30.	Perform access and leased line tests and record results.	***	***

31 .	Request repair as necessary.	***	***

32.	Escalate repair request as necessary to get results.	***	***

33 .	Perform tests and record results. [4]	***	***

34.	Participate in testing.	***	***

35.	Review test results.	***	***

36.	Accept or reject test results.	***	***

37.	Define non-Seller supplied administrative system requirements, i.e., billing system, network management system.	***	***

38.	Provide written status reports during installation.[4]	***	***

39.	Provide material list to Customer for the Site.[4]	***	***

40.	Provide manuals, drawings, and non-proprietary documentation for all equipment to the satisfaction of Customer. Includes manual, drawings, and non-proprietary for third party equipment used in all network elements supplied by Seller.	***	***

41.	Accept documentation as provided or request changes, additions.	***	***

42.	Prepare Punch List.	***	***

43 .	Correct deficiencies in Punch List. [4]	***	***

44.	Accept equipment.	***	***

45.	Turn up equipment for service.	***	***

46.	Monitor performance.	***	***

47.	Perform corrective action as necessary.	***	***

48.	Develop and install non-Seller administrative system interfaces and software to meet Customer requirements.	***	***

49.	Provide interface documentation with regard to Seller-provided equipment. [4]	***	***

50.	Develop test plan for interface testing of administrative systems.	***	***
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		Customer	Seller
51 .	Review and comment on interface testing of administrative systems.	***	***

52.	Perform interface tests according to test plan (not part of Acceptance Tests).	***	***

53.	Supply replacement spare parts during installation-following acceptance and within Warranty Period per Agreement.[4]	***	***
3.1.6 Leased Lines

		Customer	Seller
1.	Identify traffic capacity of network elements.[4]	***	***

2.	Identify end points for lease lines.	***	***

3.	Identify diverse routing requirements.	***	***

4.	Provide dimensioning rules and interface requirements.	***	***

5.	Develop schedule of required in-service date for each circuit.	***	***

6.	Enter lease line orders to telco and conduct follow-up.	***	***

7.	Notify Seller if schedules change due to telco delay.	***	***

8.	Provide access and oversee telco installation of leased lines.	***	***

9.	Perform short-term (approximately 15 minutes) bit error rate and other line testing. (Lucent recommendation would be that these test should be taken for 8 hours or above at minimum)	***	***

10.	Review test results and determine problem resolution.	***	***
3.2 Materials — Switching
(Note: a = Seller performs installation; b = Customer performs installation)
(Note: C = CUSTOMER responsibility; S = SELLER responsibility)
3.2.1 Switching Site Equipment (MSC/HLR/OMC/NMC)

		Supply	Install	Test
1.	MSC/HLR/ hardware and software	***	***	***

2.	OMC and NMC hardware and software	***	***	***

3.	Standby generator and no break & transfer switch	***	***	***

4.	Main power, including power plant	***	***	***

5.	Lighting	***	***	***

6.	Wall sockets for general use	***	***	***

7.	Grounding system	***	***	***

8.	AC Distribution	***	***	***

9.	Cable trays and supporting steelworks or raised floor	***	***	***

10.	Alarm distribution panel for external alarms	***	***	***

11.	Cabling between NEs and MSC	***	***	***

12.	Cabling between MSC and Telco termination point	***	***	***
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		Supply	Install	Test
13.	Workstation and printer cabling to network elements	***	***	***

14.	Rectifiers, batteries, cabling	***	***	***

15.	Modem cabling from PDE racks	***	***	***

16.	Modem	***	***	***

17.	External alarm cabling from MSC to alarm panel	***	***	***

18.	Alarm cabling from PDE racks	***	***	***

19.	Ground cabling[8]	***	***	***

20.	Rectifier system	***	***	***

21.	DC distribution and fuse cabinet	***	***	***

22.	Power cabling to the switching equipment	***	***	***

23.	Batteries with rack	***	***	***

24.	Battery cabling and termination	***	***	***

25.	UPS system for the Switches and peripheral devices	***	***	***

26.	Battery load testing	***	***	***

[8]	Equipment supplied by Customer must conform to Lucent MSC grounding practices, as documented in ED-5D022- 11.
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Attachment F
CHANGE MANAGEMENT PROCESS
The change management process set forth in this Attachment F (“ Change Management Process ”) supplements the terms set forth in Sections 1.7 and 1.8 of the Agreement and, together with the terms set forth in such Sections, sets forth the only authorized mechanism to request and approve changes to accepted Purchase Orders. The persons authorized to request and/or approve changes for and on behalf of each party are identified in Attachment 2 to this Attachment F. All work identified and performed through the Change Management Process will be governed by the terms and conditions of the Agreement.
For Customer- or Seller-initiated change requests (each, a “Change Request”), the following process will be followed:
1.	CUSTOMER-INITIATED CHANGE REQUESTS
a)	To request a change, Customer’s authorized person will prepare and submit a Change Order Request and Authorization form, a sample copy of which is attached hereto as Attachment 1 (the “CORA”), to Seller’s designated individual, normally the Program Manager (the “PM”). Once Customer completes the CORA and submits it to Seller, it shall constitute a Change Request. In the event that a Change Request has been directed to someone other than the PM, the recipient will facilitate linkage to the PM in a timely manner. The CORA form is the sole document used for initiating a Change Request and recording changes to a Purchase Order.

b)	Upon receipt of a Change Request, the PM will provide Seller’s contract administration manager (the “CAM”) a copy of the Change Request. The PM will determine the impact of the change (pricing, scheduling, etc.), if any, utilizing the appropriate Seller personnel (i.e., Seller’s technical consultants, engineering, installation, etc.). Seller’s personnel will provide the appropriate feedback to the PM or return the completed Change Request for review and signature by the PM. The PM will sign (on behalf of Seller) and forward the Change Request to Customer. Seller’s response to the Change Request (the “Change Response”) will be provided to Customer in a timely manner, but not longer than *** Business Days following Seller’s receipt of the Change Request from Customer, unless otherwise mutually agreed to by both Parties. If necessary, Customer’s authorized person and the PM will negotiate any open issues relative to the Change Request. If Customer accepts and agrees to the Change Response, Customer will execute the Change Response and return it to the PM. Such Change Response, after execution by Customer’s authorized person, shall be deemed a “Change Order”. Electronic acceptance of a Change Response will be binding on Customer notwithstanding the absence of a signature.

c)	The Change Order authorizes Seller to implement the changes described therein and to invoice for such work. Execution of a Change Order by one of Customer’s authorized persons and the PM means the individual signing has the authority to authorize the changes described therein, including pricing changes, if any.

d)	Upon receipt of the Change Order, the PM will notify the appropriate Seller personnel to proceed with the requirements set forth in the Change Order. Upon completion of its requirements, Seller shall invoice the Customer.

e)	If the Parties cannot agree on a Change Response, the procedures outlined in Section 1.7(b) of the Agreement shall apply.
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2	SELLER-INITIATED CHANGE REQUESTS

a)	To request a change (which Seller shall have the right to do only as provided in Section 1.8(a) of the Agreement), Seller’s authorized person will prepare and submit a CORA form to Customer for review and approval. Once Seller completes and submits the CORA to Customer, it shall constitute a Change Request.

b)	Upon receipt of the Change Request, Customer will evaluate it and, if accepted, Customer’s authorized person will execute the Change Request. Once Customer executes the Change Request and submits it to Seller, it shall constitute a Change Order. Execution of a Change Request by Customer’s authorized person means the individual signing has the authority to authorize the changes described therein including pricing changes, if any. Customer will accept or reject any Seller-initiated Change Request as soon as practical, but no later than *** Business Days from Customer’s receipt of the Change Request from Seller, unless otherwise mutually agreed to by both Parties. Upon receipt of the Change Order, the PM will notify the appropriate Seller personnel to proceed with the requirements set forth in the Change Order and, upon completion, invoice Customer.

c)	If Customer rejects any Seller Change Request, a written explanation detailing the reasons for the rejection will be provided by Customer to Seller within *** Business Days after receipt of the Change Request by Customer. The PM may meet with Customer to resolve such rejection. If the Parties still cannot agree on the Seller Change Request, the procedures outlined in Section 1.8(b) of the Agreement shall apply

3.	CHANGE ORDER TRACKING
The Seller CAM will be responsible for tracking all Change Requests throughout the entire process from the point of origination through the invoicing and payment cycle.
Attachment — 1 CHANGE ORDER REQUEST & AUTHORIZATION FORM
[Attached Hereto]
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THIS CHANGE REQUEST IS:
☐ Customer Initiated
☐ Lucent Initiated
ATTACHMENT 1
CHANGE ORDER REQUEST & AUTHORIZATION FORM — 1
Agreement No.

Change Request Tracking No:	Date of Request:

Requester’s Name:	Telephone:

Customer:	Orig. Customer PO No:

Address:	Customer Request Date:

Lucent Order No:	Project/Office Name:

Type of Change:

☐ Engineering Only	☐ Engineering / Material	☐ Material Only
☐ Installation Only	☐ Engineering / Material / Installation	☐Installation /Material
☐ Engineering / Installation	☐ Other:
Description of Work / Change:

Customer Required Material / Services Interval:
☐ Standard Interval	☐ Expedited Interval	☐ Not Applicable
Customer Required Transportation Level :
☐ Standard Shipment	☐ Premium Shipment	☐ Not Applicable
Schedule Impact:

	Original Completion Date:	Revised Completion Date:

Price:	Engineering	Bill To:

Material

Installation

Transportation

	Other*	Ship To:

*See Attached for Details

Price:

Customer hereby acknowledges that this change order request is either a change to the original order or is an addition to the work to which the parties have already agreed. The terms and conditions of the Agreement identified above will cover the work provided herein. Customer understands and acknowledges that the price of this work is not covered under any purchase order or included in the Agreement identified above. Customer agrees that this fully executed change order request will serve as the authorization for work and for payment. Customer certifies that he/she has the authority to authorize this work and the additional cost.
☐ the signature below indicates that lucent is hereby authorized to proceed with the change
Authorization & Approval

Customer:		Lucent Technologies Inc.

Signed:	Signed:

Name (Print):	Name (Print) :

Title:	Title:

Date:	Date:

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Attachment — 2 PERSONS AUTHORIZED TO REQUEST AND ACCEPT CHANGE REQUESTS
For Customer:
Sheila Teter
For Seller:
Lucent Program Manager for the local market
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Attachment G
REPAIR AND EXCHANGE SERVICES
Capitalized terms used in this Attachment shall have the meanings ascribed to them in the Agreement unless otherwise defined in this Attachment.
1. MAINTENANCE DEFINITIONS
“Coverage Period” shall mean the times of day and the days of the week during which Repair & Exchange Services (“RES”) will be provided, which is 12:00:01 AM Sunday through 11:59:59 PM Saturday, including holidays.
2. REPAIR & EXCHANGE SERVICES
RES involves Seller’s repair or exchange of defective, Customer-owned, Seller-manufactured and Seller-supplied non-Lucent manufactured hardware and Parts.
RES are priced and sold on a per-system basis; such pricing is set forth in Attachment J. All Parts that comprise the covered system will carry the same Coverage Period and Response Time levels.
The RES program only provides for the repair or exchange of Parts and does not include any accompanying technical or installation services of any kind.
(A) RES DEFINITIONS
“Part” , also referred to as a “Field Replaceable Unit” or “FRU”, shall mean the Product assembly or subassembly that can reasonably be removed from service and/or installed without the use of uncommon tools and/or methods. Seller, acting reasonably, shall define the composition of Parts to be exchanged or Repaired. Each type of Part will be assigned an identifier to distinguish it for a particular Function or purpose. This Part identifier will be used in communications between Customer and Seller when discussing Part(s) to be Repaired or exchanged. All replacement Parts will be like-for-like, except where Seller reasonably determines that a replacement Part of a different type is fully-compatible with the Form, Fit, Function and performance capabilities of the defective Part being replaced. Each Part will also have an assigned serial number to uniquely identify and distinguish it from other Parts of similar type. Customer must always return the Part reported as suspected faulty and requested for exchange.
“Part Request” or “PR” shall mean a record created by Seller that evidences Seller’s authorization for a Part to be repaired or exchanged according to the terms of this Attachment.
“Repair” shall mean the diagnosis and replacement or reconfiguration of components necessary to restore Part(s) to their original published operating specifications. Repair may include, in Seller’s reasonable discretion, the replacement of the entire Part with a like-for-like replacement Part. Replacement Parts may be new, remanufactured, refurbished or used and certified as
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meeting like-new operating standards. Any returned Part will become the property of Seller (and the replacement Part shall become the property of Customer).
“Response Time” shall mean the elapsed time during the Coverage Period from when Seller determines that a Part is suspected faulty until the replacement Part is delivered to Customer or until an attempt is made to deliver the replacement Part per Customer’s instructions.
(B) RES REQUIREMENTS
***
Except where Products are covered under RES at the commencement date of this Agreement, no less than forty-five (45) days prior to the commencement of the Agreement, Customer will provide to Seller on Seller’s service start form the following Product detail for each Product to be supported:
•	Seller assigned Product identification

•	Product description

•	Product serial number

•	Product address (equipment site)

•	Product configuration (Parts listing)

•	Seller assigned Part identification

•	Part serial number
Seller will initiate a Part Request only after: (1) a Seller technical support engineer determines that a Part is suspected to be (or actually is) faulty; (2) Customer has successfully diagnosed and isolated a faulty Part, OR (3) a Seller technical support engineer acknowledges Customer’s analysis and identifies the suspected faulty Part identification number or code.
(C) RES EXCLUSIONS
The following items and conditions are excluded from RES:
•	Conditions in the Product or its Parts that existed prior to the term of the Agreement, unless such condition existed during the term of a prior agreement between Customer and Seller. However, such prior agreement must have been continuous, without any lapse of coverage, up until this Agreement.

•	Defects or malfunctions caused solely by: (1) actions of non-Lucent personnel and/or Subcontractors; (2) failure to follow the manufacturer’s published installation, operation, or maintenance instructions; (3) failure of products not serviced by Seller; (4) abuse, misuse, or negligent acts of non-Lucent personnel and/or Subcontractors.

•	Defects or malfunctions that include: (1) modifications made by non-Lucent personnel and/or Subcontractors; or (2) defects or malfunctions caused by the attachment of products not supplied or recommended by Seller.

•	Passive and mounting hardware including, but not limited to, cables, cable assemblies, cords, brackets, bezels, face plates, adapters, panels, or labels.

•	Consumables including, but not limited to, fuses, batteries, air filters, or transformers.
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•	Documentation or software in all media forms.
In addition, Radio Frequency Units (RFU) are specifically excluded from coverage under RES.
3. ADVANCED EXCHANGE
Seller will provide, upon receiving and accepting Customer’s PR, a replacement Part in advanced exchange of receiving a reported-defective Part from Customer (“Advanced Exchange”). Seller will arrange for the delivery of replacement Part(s) to Customer’s equipment site within the Response Time period specified in Attachment D.
Customer may direct Seller to deliver Advanced Exchange material to a location other than the equipment site, provided Customer identifies the alternate ship-to location before the PR is accepted by Seller.
Upon receiving the replacement Part, Customer will return the reported defective Part to Seller within ***. Seller will provide shipping instructions and pre-paid shipping labels for this purpose. Customer will follow the shipping instructions for returning defective Parts to Seller, and will use the return label that Seller or its authorized logistics agent has provided. Customer’s failure to follow the return instructions and/or use the provided return label will be treated by Seller as an unreturned Part.
Customer is responsible for including all mutually agreed documentation with returned Parts including failure description, diagnostic test results, or some other indication suggesting that a Part was suspected to be (or actually is) faulty or in need of replacement. Exchanged parts returned to Seller without such accompanying documentation may be subject to additional charges for diagnostic testing.
Customer is responsible for providing adequate packing material to protect against a reasonable risk of damage that might occur during shipping by common carrier. If Customer fails to return the reported defective Part to Seller within *** or returns a Part that was damaged during shipping due to improper packing, Customer agrees to pay Seller the applicable price under this Agreement for the Advanced Exchange item(s) and US *** in restocking fees.
Prior to the commencement of any Advanced Exchange services, Customer agrees to provide a blanket Purchase Order to Seller as payment authorization for unreturned defective Parts or other charges as specified in this Attachment.
NEXT DAY ADVANCED EXCHANGE (AE-ND) (Response Times)
Seller will provide Advanced Exchange services the next calendar day following receipt of a PR as determined by the time zone of the equipment location during the Coverage Period provided that the PR is opened and accepted prior to 5:00 PM local time as determined by the time zone of the equipment location. Parts Requests that are received and accepted after 5:00 PM will be considered received on the following day. Parts that require custom configuration or software installation will be shipped for delivery on *** following the PR.
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PRICING
Please see Attachment J.
DISCLAIMER
No obligation to provide the Service described in this Attachment arises unless a Purchase Order for the Service has been placed by Customer and accepted by Seller. This Attachment will in no event create or imply any obligations with respect to work activities that are not specified in this Attachment. Any additional Services or assistance requested by Customer that are not specified in this Attachment must be ordered separately and billed at the then-applicable rates under the Agreement.
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Attachment H
PRODUCT STANDARD INTERVALS
Seller’s Standard Intervals are predicated on Customer’s forecasting Product needs in accordance with Section 1.5 of the Agreement, entitled PLANNING INFORMATION.
Seller reserves the right to modify, amend, or change the Standard Interval objectives at any time, provided Seller is doing so in the course of its normal business for all of its customers, however, in no event will any such modified, amended, or changed Standard Interval apply to Purchase Orders that have been issued and accepted in accordance with the terms and conditions of this Agreement. For Products not identified below, Seller shall provide Customer with Standard Intervals for such Product upon Customer’s request and this Attachment H shall be updated accordingly.
The intervals in the following tables shall apply to Purchase Orders for new Product sales only. Intervals for moves, de-installations, combinations or migrations of existing products shall be as mutually agreed between the Parties. In addition, the following conditions shall apply:
•	The *** interval for Quote Preparation begins when Customer has provided information necessary for Seller to prepare the Quote, or when the Parties have agreed to configurations. Any change to such information or configuration would reset the Quote Preparation interval.

•	Products must be generally available and quotable

•	The Standard Intervals set forth below shall not apply to items that are not standard orderable items (e.g., sub-components) or items that do not have assigned comcodes.
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DRAFT — Subject to legal review and approval by the Parties

TIME IN WEEKS
						INSTALL	TOTAL
LUCENT	QUOTE	LUCENT	LUCENT	LUCENT	NORMAL	(INCLUDING	INTERVAL
PRODUCT	PREPARATION	PO	ENGINEERING	MANUFACTURING	SHIP	INTEGRATION)	WEEKS

***

PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Draft #2
May 16, 2005
34vl

***
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Attachment I
CELL SITE SELF-INSTALL AGREEMENT
INFORMATION LICENSE TERMS
CONCERNING SELF-INSTALLATION
Capitalized terms used herein shall have the meanings ascribed to them in the Agreement unless otherwise defined in this Attachment. In case of any conflict between the provisions of this Attachment and of the Agreement or any other Attachment, the provisions of this Attachment shall take precedence, but only with respect to the INFORMATION and its use.
ARTICLE I
ITEMS TO BE FURNISHED
1.01	Seller shall furnish to Customer technical information, including Software, if any, relating to installation and testing of Seller’s Products as set forth in the Schedule to this Attachment (“IN-INFORMATION”). With the delivery of the INFORMATION, Customer shall also be furnished a list, which identifies the INFORMATION delivered. Seller and Customer shall promptly notify each other of any inaccuracies in the list. All information specified on said list shall be deemed to be part of the INFORMATION with the following qualification: if, within thirty (30) days after receipt of the list, Customer shall give Seller written notice specifying particular INFORMATION identified therein which was not actually received, Seller promptly shall deliver such INFORMATION to Customer, but such specified information shall be deemed excluded from the list until such information is actually received by Customer.
ARTICLE II
GRANT OF RIGHTS TO USE INFORMATION
2.01	Seller grants to Customer and its Affiliates a personal temporary nontransferable (except as provided in Section 1.27 of the Agreement) and nonexclusive right to use the INFORMATION solely to install and test wireless base stations listed in the Schedule for Customer during the Term of the Agreement, including Renewal Terms, and during the Transition Period, provided that Seller is the breaching party. With respect to any Software that is part of the INFORMATION, the license herein granted is limited to use on a Designated Processor or, temporarily on any comparable replacement, if the 3.04 Designated Processor becomes inoperative, until the Designated Processor is restored to operational status. This Attachment does not give Customer the right to furnish or sublicense the INFORMATION to third parties or to use the INFORMATION for any purpose or any third parties other than as specified in this Attachment. Customer may not disclose the INFORMATION to its consultants or contractors. For purposes hereof, “Affiliate” of Customer shall be as defined in the Agreement.

2.02	Customer agrees that it will not, without the prior written consent of Seller, transmit, directly or indirectly, the INFORMATION, or any portion thereof, to any country outside of the United States. Customer agrees that its obligation under this Section 2.02 shall survive and continue after any termination of Customer’s rights under this Attachment and after expiration of this Attachment. In the event that use in another country is authorized by Seller, Customer shall be responsible for compliance with all U.S. export rules and regulations applicable to any transmission, direct or indirect, of the INFORMATION to such country.
ARTICLE III
FEES AND PAYMENT
3.01	For the rights in INFORMATION granted under this Attachment by Seller to Customer, Customer shall pay to Seller the fees and/or other charges set forth in the Schedule. Such fees and/or other charges are not inclusive of applicable transportation charges and taxes.

3.02	Customer shall pay invoiced amounts as set forth in Section 1.10 of the Agreement.

3.03	The payment of taxes shall be as set forth in Section 1.16 of the Agreement.

3.04	Unless otherwise expressly agreed in writing by Seller, expenses for any transportation and insurance of all INFORMATION arranged and initially paid for by Seller shall be billed to
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Customer as a separate item and shall be paid by Customer.
ARTICLE IV
MISCELLANEOUS PROVISIONS
4.01	The terms of the Agreement, including this Attachment, shall prevail in the event of any conflicting terms or legends which may appear on the INFORMATION furnished under this Attachment.

4.02	Except as Seller may otherwise agree in writing, neither the execution of the Agreement nor anything in it or in the INFORMATION shall be construed as an obligation upon Seller to furnish any person, including Customer, any assistance of any kind whatsoever, or any information other than the INFORMATION, or to revise, supplement or elaborate upon the INFORMATION. If Seller makes available training and/or other assistance with respect to use of the INFORMATION , unless otherwise agreed in writing, such Services shall be provided according to the terms and conditions of the Agreement. Customer shall furnish to Seller the CLLI code and the commonly referred to name of the MSC (in case of wireless) or the central office that the equipment is connected to or in when requesting assistance.

4.03	Customer acknowledges that Seller has not attempted to ascertain Customer’s technical ability to properly use the INFORMATION.

4.04	Seller represents and warrants to Customer that the INFORMATION to be furnished under this Attachment will be true and accurate, but Seller shall not be liable for errors or omissions therein. EXCEPT AS PROVIDED IN THIS ATTACHMENT AND THE AGREEMENT, SELLER MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESSLY OR IMPLIEDLY, REGARDING THE INFORMATION AND, BY THE WAY OF EXAMPLE BUT NOT LIMITATION, SELLER MAKES NO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

Customer agrees to indemnify Seller and hold Seller harmless against any claim by Customer, their employees, and any third party on account of, or arising from, the use by Customer of the INFORMATION or any portion thereof. Such indemnification shall include reimbursement of legal fees incurred by Seller relative to any such claim.

4.05	Customer agrees:
(i)	That Customer will not use the INFORMATION except as provided in the Agreement, including this Attachment:

(ii)	That the INFORMATION is “Licensed Material” under the Agreement, and Customer shall keep the INFORMATION confidential and abide by the provisions applicable to Licensed Materials under Article III of the Agreement, except for portions of the INFORMATION, if any, (a) which were previously known to Customer free of any obligation to keep confidential, or (b) which Seller agrees in writing have become generally known to the public, provided that such public knowledge was not the result of any acts attributable to Customer;

(iii)	That Customer will not, without Seller’s express written permission, represent, directly or indirectly, that any Product installed or tested in whole or in part with the use of any of the INFORMATION is installed or tested by Seller or any of its Affiliates;

(iv)	That Customer will not, without, Seller’s express written permission, make or have made, or permit to be made, any copies of any of the INFORMATION;

(v)	That Customer will not modify, decompile, or disassemble software furnished as object code to generate corresponding source code;

(vi)	That, as between Seller and Customer, all INFORMATION furnished under this Attachment shall be deemed the property of Seller, and that upon termination of all rights granted to Customer under this agreement pursuant to Article IV hereof, Customer shall immediately cease all use of the INFORMATION, shall immediately render unusable all portions of the INFORMATION which may have been placed in any storage apparatus and shall upon request deliver to Seller all documents containing any of the INFORMATION furnished under this agreement then under its control;
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(vii)	To restrict disclosure of the INFORMATION solely to those of its employees with a need to know to exercise the specific license rights granted above and not disclose the INFORMATION or any part thereof to any other party;

(viii)	To advise those employees of their obligations with respect to the INFORMATION;

(ix)	That when the INFORMATION is no longer needed by Customer for the installation and testing of the Products, Customer shall return all copies of the INFORMATION to Seller or insure that all copies of the INFORMATION are destroyed;

That the obligations of Customer under this Article IV shall survive and continue after expiration or termination of this agreement and after any termination of rights under this agreement.
To give Seller, upon at least *** notice, access during usual business hours to the premises of Customer where a cell site is installed or tested by Customer in order that Seller may inspect and verify compliance by Customer with its obligations under this Attachment and the Agreement.
4.06	Nothing contained in this Attachment shall be construed as conferring by implication, estoppel or otherwise any license or right under any patent, whether or not the exercise of any right granted in this Attachment necessarily employs an invention of any existing or later issued patent.

4.07	Customer shall not assign any right or interest under this agreement, or delegate any work or other obligation to be performed or owned by Customer under this agreement. Any attempted assignment or delegation in contravention of the above provision shall be void and ineffective.

4.08	Neither party shall use any identification of, or reference to, any code, drawing, specification, trade name, trademark, trade device, insignia, service mark, symbol, or any abbreviation, construction, or simulation thereof, of the other party in any advertising or promotional efforts relating to the INFORMATION provided under this Attachment without such other party’s prior written approval.
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Schedule
***

Product	Description	License Fees

***
***

Product	Description	License Fees

***
***

Product	Description	License Fees

***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

DRAFT — Subject to legal review and approval by the Parties
Schedule
***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

DRAFT — Subject to legal review and approval by the Parties
Schedule
***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

Attachment J
SERVICES
1.1 Scope.This Attachment contains additional terms and conditions, which together with the terms and conditions of the Agreement, are applicable with respect to orders for the services identified herein (“Services”). The Services to be provided shall be as described in, and may be ordered only after Seller has provided, a Statement of Work (“SOW”). The SOW will either be signed by the Parties or subject to acceptance by Seller following receipt of Customer’s Purchase Order. Each SOW will be governed by this Attachment. To the extent of any inconsistency between a specific term of this Agreement and a specific term in an SOW, the specific term of the Agreement shall govern.
1.2 Responsibilities of the Parties. Responsibilities of Seller, Customer and any third parties for engineering, Site preparation, installation and optimization Services and for all other Services shall be set forth in the applicable SOW. Furthermore, Seller shall have no responsibility or liability with respect to Services performed by third parties retained by Customer. Customer shall provide Seller with such information and reasonable assistance as is timely requested by Seller in order to satisfy its obligations.
1.3 Term of Services. The term for completion of Services shall be set forth in the applicable SOW. In the event that any SOW obligations extend beyond the expiration date of the Agreement, the terms of the Agreement, this Attachment and the applicable SOW shall continue to apply until all such obligations have been satisfied.
1.4 Warranty.The warranty(s) for Services shall be those set forth in Section 4.7 of the Agreement, entitled SERVICES WARRANTIES.
1.5 Prices and Fees. The prices and fees for Services performed by Seller are as set forth in the applicable SOW, but shall be based on the rates set forth in this Attachment and/or in Attachment A, except for Section 1.7.2, which is for informational purposes only. Customer will reimburse Seller for actual out-of-pocket expenses in accordance with Seller’s travel and expense policy, but in no event shall Customer reimburse Seller for entertainment expenses. Expense invoices will include a summary of expenses by major category and expenses will be invoiced on a monthly basis.
1.7 Pricing.
1.7.1 RTS Pricing and Service Level
▪	RTS pricing ***, subject to the terms and conditions set forth in Attachment D

▪	In addition to the above, Customer may elect RTS ***, subject to the terms and conditions set forth in Attachment D.

▪	Customer has chosen Premium Service *** as further described in Attachment D
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▪	***
1.7.2 Engineering, Installation and Integration Pricing
The following pricing model is for informational purposes only. Actual pricing for such Services shall be set forth in a mutually agreed SOW(s).
SAMPLE MODEL 4SM (Switch Module) Configuration New Start

Professional
Product	Engineering	Installation	Integration	Services	Total
***	***	***		***	***
***	***	***			***
***	***	***			***
***	***	***			***
***			***		***
Total					***

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***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

Total	***

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1.7.3 Pricing for Growth Elements — Services
The following pricing model for Growth Elements is the contract pricing for the specific configuration described below. Any deviation from this model will require revised pricing to be set forth in a mutually agreed upon SOW(s).

Product	Engineering	Installation	Integration/pm	Total
Pricing is as engineered, please see the sample pricing provided on the previous page for reference numbers

***

[1]	Service pricing may not apply should Customer chose to self-install. In such case, Product would be quoted to Customer as furnish only.

[2]	Prices for the installation and integration of additional pair(s) is based on the assumption that the work is being performed in the same trip as the initial pair
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     1.7.4 ModCell Installation Pricing
     Modcell Installation Pricing
***
***
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1.7.5 RES Pricing
Pricing for RES Next Day Advanced Exchange as described in Attachment G is:
***

***

***

***
***
***
***

***
***
Coverage may be required for third-party product (i.e., Sun) as described in Attachment D.
All Riverstone, Juniper, and Cisco coverage to be quoted as Customer’s future network design may require.
1.7.6 Pricing for Extended Product Support
Pursuant to Section 2.6 of the Agreement, Customer may elect to extend the period for which Seller provides repair services and repair parts ***.
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Attachment K

CO-MARKETING
Capitalized terms used herein shall have the meanings ascribed to them in the Agreement unless otherwise defined in this Attachment.
This Attachment provides for application of Seller’s co-marketing program (“Program”) to assist customers of Seller in the promotion of their services in conjunction with Seller and Seller’s products in accordance with the terms of this Attachment and the Program Documentation (“Program Documentation” is defined as the “Co-Marketing Program Guidelines,” “Co-Marketing Program Brand & Logo Usage Guidelines,” and other documentation regarding the Program as that documentation may exist now or in the future); however, in the event of any conflict between the terms of the Agreement (including this Attachment K) and the terms of the Program Documentation, the terms of the Agreement (including this Attachment K) shall control. Customer shall not be liable or responsible for, or bound by, any changes in the Program Documentation unless it is provided to Customer in writing.
Program Credits:
Seller’s co-operative marketing credits (“Co-op Credits”) are calculated and achieved based on Customer’s total paid invoices for qualified Products and Software. Qualified Products and Software include PCS CDMA Products only.
Co-op Credits will accrue as set forth in Attachments A or C, as applicable. Co-op Credits are available for use by Customer upon being credited to Customer’s Program records and shall expire if not used prior to the termination or expiration of this Agreement; provided, however, that at a minimum Customer shall have *** in which to use such Co-op Credits. Co-op Credits may be utilized, as explained below, only after Customer’s completion of qualified Program activities, which must be submitted to and approved by Seller as detailed in the Program Documentation.
Credit Utilization:
On a periodic basis, Customer will receive credit memos (“Credit Memos”) from Lucent detailing the value of earned Co-op Credits that will be usable only in connection with Customer’s future purchase/license of Seller’s Products and Software after Customer has submitted the appropriate documentation to Seller and Seller has verified each qualified Program activity as detailed within the Program Documentation. Credit Memos may not be deducted from Customer’s current invoices; nor may they be used to bring a delinquent account current. Seller shall send the Credit Memos to:
Mr. Braxton Carter
Chief Financial Officer
MetroPCS Wireless, Inc.
8144 Walnut Hill Lane, Suite 800
Dallas, TX 75231
***
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In no event shall Customer have any right or entitlement to the payment of any monies with respect to the Co-op Credits or Credit Memos. All Co-op Credits and Credit Memos are contingent on and subject to Customer’s compliance with all of the terms and conditions set forth in this Attachment K and in the Program Documentation. If use of Co-op Credits meets the aforementioned terms and conditions in full, Seller will pay up to *** of the cost of a Customer-proposed marketing program. No Co-op Credits will accrue, and no Credit Memos may be used, if a Customer Event of Default has occurred and is continuing (unless and until such time as the Event of Default has been cured by Customer) or if the Agreement has expired or was terminated prior to the accrual and use of such Co-op Credits and/or use of such Credit Memos. Seller also reserves the right, at its reasonable discretion and until mutually agreeable resolution, to disallow Customer’s use of Co-op Credits based on the aggregate balance of past due Seller invoices previously issued to Customer.
Notices:
All notices under this Attachment shall be in writing and shall be given by confirmed facsimile, by nationally recognized overnight courier or by certified or registered mail, addressed to the addresses set forth immediately below or to such other address as either Party may designate by notice pursuant hereto. Such notices shall be deemed to have been given: (a) upon transmission if sent via confirmed facsimile; (b) one (1) Business Day after deposit with a nationally recognized overnight courier; or (c) three (3) Business Days after deposit in the United States certified or registered mail.

To Lucent:	To MetroPCS:

Mark Gardner	Diane McKenna
Regional Sales Director	Director of Advertising
Lucent Technologies Inc.	MetroPCS Wireless, Inc.
TX0035	8144 Walnut Hill Lane, Suite 800
2400 Dallas Parkway	Dallas, TX 75231
Plano, TX 75093-4370	***
***	***
***
PROPRIETARY AND CONFIDENTIAL TO METROPCS AND LUCENT TECHNOLOGIES INC.

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Lucent Co-Marketing Program
Co-Operative Marketing
Program Guidelines
Purpose
Seller created this Program to assist Customer in the promotion of its services to its customers in conjunction with Seller and Seller’s products. This Program consists of Co-op Credit records, as well as marketing expertise, assistance and/or consultation. Seller’s goal is to help Customer increase sales to its customers of products and services derived from its network, through creative and timely use of Seller-sponsored marketing resources.
How the Program Works
Customer will be contacted by the Seller to discuss and provide contact information for both Seller and Customer. The Program record will then be established and Customer will be notified of record activation based on the contact information provided to Seller. The Program record is a password-protected extranet site and available for Customer to view at any time. The site contains Program financial data, and guidelines (this guide or as amended and updated from time to time).
In order to utilize Co-op Credits, Customer must abide by terms and conditions set forth in this Attachment and the Program Documentation.
Required Forms
The Program Guidelines include samples of each of the forms Customer must complete as required by Seller to remain an active participant in the Program.
Credit Utilization Steps
1.	Plan the Marketing Activity: Customer and a Seller customer team representative will participate in regular planning sessions to develop a plan for the utilization of Co-op Credits. Jointly, they will determine appropriate programs and campaigns supporting the objectives of the Program and complete a “Planning Form” to document each session. Seller reserves the right to limit the level of Co-Op support for any promotion. Customer must detail the activity’s objective, estimated costs and the Seller product or solutions to promote. Seller will review and approve, modify or deny the activity.

Please note that pre-approvals of marketing activities do not guarantee Credit use, as final Credit use approval will be based on submission of required supporting documentation (see Step 3 below), and on Customer’s Program record balance and payment history on the date of submission of Request for Credit. For activities that require usage of the Program Logo, Customer should refer to the section of this document entitled “Co-Marketing Logo Usage” for further details. Appropriate uses of Co-op Credits are included within this document.

2.	Customer must execute the pre-approved marketing activity and remember to document it according to the requirements. Customer must pay its promotional/advertising vendors directly, as Seller will not make payments to Customer’s vendors.

3.	Submit the Request for Credit Form and the required supporting documentation: After the promotion takes place, Customer must complete a co-marketing request for credit form within sixty (60) days
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3

after the activity has taken place or the “pre-approval” will automatically expire. For convenience, Customer may include multiple promotions on a single Request for Credit Form, provided they have already been approved through the pre-approval process outlined above. Customer should attach copies of vendor or in-house invoices and other required supporting documentation as required and as specified below, attach proof of performance, including samples of the promotional piece, send completed request form with all supporting documentation to the address listed on the Request for Credit Form for further processing.

Note: If production is done in-house, Customer must include a letter on company letterhead stating the cost breakdown, description and signature from Seller’s representative. For future in-house productions of the same nature, please include a copy of the signed letter.

4.	Credit reimbursement from Seller: Seller will make the credit reimbursement available to Customer within 30-45 days of Customer’s request based on the total amount of credits available to Customer at the time of processing. If a Request for Credit Form submitted has a valid pre-approval number and the required supporting documentation, but the Customer does not have sufficient Co-op Credits at the time to cover the full amount requested, Seller will adjust records up to the available balance and automatically issue a second credit reimbursement once the remaining Co-op Credits are achieved. There is no need for the Customer to submit a second request for the remaining balance due.

5.	Marketing Results: Seller will send the Program Results Form to Customer’s contact via email within sixty (60) days after the pre-approval activity end date to notify Customer that program results are due. Completion of this form provides both Customer and Seller with ongoing access to marketing effectiveness, cost effectiveness, and on-going planning efforts.
Co-Marketing Logo Usage
Guidelines for Program brand and logo usage are set forth within this document and in the document entitled “Co-Marketing Program Brand and Logo Usage Guidelines” (“Program Brand and Logo Guidelines”).
Customer must abide by Program Brand and Logo Guidelines. In addition, Seller has the right-of-review/right-of-refusal for all promotional materials identified under the Program. Seller also has the right in its sole discretion to modify or replace the Program Brand and Logo Guidelines at any time.
All marketing communications (including, but not limited to print and broadcast advertising and direct mail) that incorporate the Seller Program logo and/or Seller brand and trademarks shall be submitted no less than five (5) Business Days in advance to Seller’s Brand Group (current representatives listed below):

Mark Alan Miller	Bob Cort
Lucent Technologies	Lucent Technologies
600-700 Mountain Avenue	600-700 Mountain Avenue
3B-443	3A-405
Murray Hill, New Jersey 07974	Murray Hill, New Jersey 07974
***	***
***	***
In addition, the placement and programming context in which the Seller Program logo and/or Seller brand and trademarks appear must be in good taste and represent the policies and philosophies of Seller, as determined by Seller in its sole discretion. Any misuse of the Seller Program logo and/or Seller brand and trademarks will result in immediate suspension from the Program.
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Before Customer wishes to utilize the Program Logo, Seller brand, and/or product trademarks, Customer must submit to Seller a creative approval form with a copy of the final creative pieces for approval prior to production. Customer expressly agrees not to use such Indicia unless and until Seller grants such approval. Customer acknowledges it has no ownership or other interest in the Indicia and shall make no claim to such indicia.
In the event Customer’s use of indicia is withdrawn as provided above or its potential to achieve Co-op Credits is otherwise terminated as provided under the Program Documentation, Customer shall immediately cease use of indicia and return to Seller or, at Seller’s request, destroy all promotional materials that may contain Seller indicia within thirty (30) days. Customer acknowledges that the Indicia constitute a valuable property right of Seller and that use of such without Seller’s permission or in violation of the Program Documentation may cause irreparable harm to Seller and that Seller shall be entitled to injunctive relief to cease use of such indicia in such circumstances.
Customer acknowledges that Seller is the owner of the Program logo and all goodwill attached thereto. This Attachment does not give Customer any interest in the Program logo except the right to use the logo in accordance with the terms of this Attachment and the Agreement. Customer agrees not to attempt to register the Program logo nor to adopt or register anywhere in the world marks that are the same as or confusingly similar to the Program logo.
Customer recognizes Seller’s exclusive and discretionary right to initiate and maintain any legal or administrative proceedings against third parties relative to the protection and defense of the Program logo including the settlement of any dispute with third parties relating to the logo. Customer agrees to cooperate fully with Seller in the protection, maintenance and defense of the Program logo, if sought, and waives any claim it may have against Seller as a result of its exercise of or failure to exercise its exclusive and discretionary right hereunder.
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ACTIVITIES ELIGIBLE FOR CO-OP CREDIT MEMOS
AND REQUIRED SUPPORTING DOCUMENTATION

Qualified Activity	Expenses Covered	Required Documentation and Proof of Performance	Expenses NOT Covered

Market Reserch	*** ***	• All supporting paid invoices • Copy of final report	***
	***	• Analysis of final results
***

Lead Generation Programs	*** *** *** ***	• All supporting paid invoices • Copy of scripts • Copy of report/results from the lead generation	*** ***

Sales Tools & End-User Models	*** *** ***	• All supporting paid invoices • Original sample of piece • Analysis of sales results	***

Direct Mail	*** *** ***	• Sample of piece • Copy of paid invoices • Copy of postage receipt • Copy of results report of direct mail piece	***

Print Advertising (including newspaper)	*** *** ***	• Original, actual-sized tear sheet or photocopy showing publication name, date and location
• Copy of publisher invoice
• Copy of paid layout/design, photography invoices
		• Analysis of marketing results	***

Indoor, Outdoor and Vehicle Signage	*** ***	• Copy of paid invoice indicating where advertising was posted • Photo of ad • Copy of paid invoice for layout/design • Analysis of promotional results	***

Radio and TV	*** ***	• Copy of paid invoice showing length of commercial, dates and times of spots, where aired, cost per spot, and total cost • Station affidavit and a copy of the	***

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video/audio tape • Copy of paid invoice for production work • Analysis of promotional results

Service Provider Created Sales Literature	*** ***	• Original sample of piece • Copy of paid invoices • Sales/usage results • Success criteria and analysis of results	***

Trade Shows and Seminars	*** *** *** *** ***	• Photo of display • All supporting paid invoices • Dates of participation • Analysis of promotional results	*** ***

In-House Incentive Programs	*** ***	• All supporting paid invoices • Copy of promotional piece • Copy of incentive plan • Sales results	***

Point of Purchase Materials	*** ***	• All supporting paid invoices • Copy of supporting materials • Analysis of promotional results	***

Information about Your Services on Your Web Site	*** ***	• All supporting paid invoices • Hard copy of how it appears on your site • Must appear on web site for consecutive months Sales/usage results	*** *** ***

Other Approved Promotional Activity	***	• All supporting paid invoices • Copy of all materials • Promotional results	*** ***
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Co-Marketing Program
Co-Operative Marketing
Request for Credit Form
Company
Information

Company Name

Business Address

City	State	Zip

Lucent Contract Number

Lucent Demand Creation
Contact
Date of Request

Program Quarter:

Primary
Contact

Title

Phone	Fax

E-mail

Type of
Promotions

☐	Market Research Lead Generation Programs
☐	Print Advertising Point of Purchase Materials
☐	Info. about Your Services on your Web Site
☐	Co-branding
☐	Direct Mail
☐	Indoor, Outdoor, and Vehicle Signage

☐	Radio and TV
☐	Trade Shows and Seminars Service Provider Created Sales Literature In-House Incentive Program

Request Details
     Please identify and itemize expenses associated with this project below. (Attach additional expenses as required)

	Pre-Approval	Vendor	Date of	Expense	Invoiced	Amount
	Activity Number Invoice No.		Promotion	Description	Amount	Requested

1

2

3

4

5

Total Requested Amount	$
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DON’T FORGET
•	Attach required documentation with your request (see Program Guidelines).
•	Please include copies of all relevant Creative Approval and Planning Forms with your request. Keep a copy for your records.
•	Pre-approvals of marketing activities do not guarantee credit memos, as final approval will be based on submission of required supporting documentation, and on Customer’s Program records balance on the date of submission of Request for Credit.
•	Requests must be received within 90 days of the activity date.
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Co-Marketing Program
Co-Operative Marketing
Planning and Creative Approval Form
Company
Information

Company Name

Business Address

City	State	Zip

Lucent Contract Number

Lucent Demand Creation
Contact
Date of Request

Program Quarter:

Primary
Contact

Title

Phone	Fax

E-mail

Activity
Description
Advertising Media Type (check all that apply)

☐	Market Research Lead Generation Programs
☐	Print Advertising
☐	Point of Purchase Materials Info. about Your Services on your Web Site
☐	Co-branding
☐	Direct Mail

☐	Indoor, Outdoor, and Vehicle Signage
☐	Radio and TV
☐	Trade Shows and Seminars Service Provider Created Sales Literature In-House Incentive Program

			Activity Description		Lucent	Amount
	Start Date	End Date	(include media name	Objective	Contribution	Requested

1

2

3

4

Total Planned Expenditures	$

DON’T FORGET
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•	Include creative with the completed form for approval.

•	All creative bearing the Lucent Program logo, name and/or Lucent product trademarks must be approved prior to placing the creative in any media.

•	When Lucent requires modifications to meet the approved guidelines, all required revisions must be made and resubmitted to Lucent for final approval.

•	Complete performance (e.g. tearsheet) must be submitted to CoAMS, Inc. upon completion of promotional activity.

Lucent Technologies Inc.

By:

Name:

Title:

Customer

By:

Name:

Title:

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11

Lucent Technologies
Sell Lab Industries

Co-Marketing Program
Co-Operative Marketing
Program Results Form
Company
Information

Company Name	Date of Request

Business Address	Program Quarter:

City State Zip
Primary Contact
Title
Lucent Contract Number	Phone Fax

Lucent Demand Creation Contact	E-mail
Program
Effectiveness
Describe the Marketing Program
Target Audience:
What problem was the goal of the Marketing Program??
Project Objectives
Did this marketing program meet the objectives? ☐ Yes     ☐ No
Please detail the results of the project in relation to the objectives.
Please detail the key success factors of the marketing program; , why was this program successful or not successful?
If you ran the same program again in the future, what would do differently?
On a scale of 1-10, please rate the
effectiveness this marketing project.
(l=poor, 5=fair, 10=excellent)
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Customer Rating (1 -10)

Lucent Rating (1-10)

DON'T FORGET	SUBMIT RESULTS TO:
• Submit Marketing Results Form within 60 days of Program end.	Your Lucent Representative as indicated in the Pre-Approval Form
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Lucent Co-Marketing Program
Co-Operative Marketing
Brand & Logo Usage Guidelines
Seller’s Co-Marketing Program objective is to combine the Seller brand with the Customer’s in a way that builds on the strengths of each. Contribution branding creates a third, bigger brand that benefits both Parties. The Program is intended to support Seller and Customer images, strengthen Seller and Customer relationship, and convey Seller and Customer mutual brand messages to customers.
Leveraging the Seller brand and Program logos provides a significant advantage for service providers who have built their networks with Seller. While Seller intends for Customer to use Seller’s brand as a point of competitive differentiation, Seller will not allow Customer to use Seller’s brand to directly position themselves against other customers of Seller.
Requirements and Standards
Customer must complete the Creative Approval form and have it approved by Seller for each Program logo usage.
Marketing communications that incorporate the Program logo and/or other Seller trademarks and the context in which they appear must be in good taste and represent the policies and philosophies of Seller. Seller will not reimburse Customer for communications that do not meet these standards: any misuse of the logos/trademarks will result in suspension from the Program.
General Guidelines
Seller has the right to refuse approval of materials. The Program logos must never be altered and must be reproduced from the Seller provided logo sheets or diskettes. Participation in the Program shall not be presented as approval by Seller of any brand, product or company name. Material must not misrepresent features and/or benefits of Seller. Customer must acknowledge all Seller trademarks. All material must comply with the applicable law.
Composed Program logos are available on diskette and logo sheets and can be ordered through the Seller co-marketing program office. Customer must use the following acknowledgement to identify the logo as a trademark of Seller: The Lucent co-marketing logo is a trademark of Lucent Technologies.
Seller Program Logo Elements
Linking Phrase: Agreed upon by both the Customer and Seller that accurately describes the relationship. Examples include “Network built by...”, “Wireless Technology provided by...”, “Network by...”, and “Enabled by...”. There must be at least one mention of Seller that describes its part of the relationship.
Innovation Ring: Key component of the Lucent Technologies corporate signature
Lucent Technologies logotype. The Lucent Technologies brand must always accompany the Bell Labs name. The logo can be placed on a screened background as long as the logo is clearly visible and the background is of high contrast
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Network	Linking Phrase
Built by
Innovation Ring
Logotype
Print Usage Guidelines
Logo Size: To determine the Program logo size, apply the formula (L x W)/2 to CUSTOMER logo. Program logo must be at least one (1) inch in width. Vertical height must be less than 50% of the Customer’s logo measured diagonally or vertically, whichever is greater. Do not enlarge or reduce the logo from existing art. Use the correct size provided on the logo sheet
Logo Position: Must appear in the lower left or right corners of the advertisement, or embedded in the copy block. May not be part of the visual element of the promotional material. There should be a space of at least 1/4 of the height of the innovation ring between the entire signature and any edge of the printed surface.. The area surrounding the logo should be even, un-patterned, and free from typography, illustration or other graphic elements.
Logo Color: The innovation ring must always be printed in Pantone 186*; process mix CO, M100, Y70. The logo may be reproduced in black or reversed in white of a high-contrast background color.
Usage Guidelines
Television, Inflight, and Infomercials: Program logo must be incorporated into the broadcast in appropriate context. Program logo must appear for at least three (3) seconds in a :30 second commercial. Minimum of a five (5) word voice-over copy mention must be included and may not appear in legal disclaimer tag.
Radio Advertising: Must be at least one mention of Lucent Technologies and/or products per 60-second spot and may not appear in legal disclaimer tag.
Screen Placement: Must be completely within the title-safe area and must not be less than 50% of the Customer’s logo measure vertically or diagonally, whichever is greater.
Outdoor Advertising: Program logo must not be less than 50% of the Customer’s logo measured vertically or diagonally, whichever is greater.
Final Review and Approval
Seller reserves the right-of-review and right-of refusal for approval for all marketing communications under this program prior to printing and or publication.
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Attachment L
MESSAGING
1.1 Scope. This Attachment and the following Appendices contain the prices and additional terms and conditions, which together with the terms and conditions of the Agreement, are applicable to Purchase Orders for Seller’s Messaging Products and Services identified herein. To the extent of any inconsistency between a specific term of this Attachment and a specific term of the Agreement, the term of this Attachment shall govern, but only with respect to the Products and Services described herein.
Appendix 1 Prices
Appendix 2 Integration Services
Appendix 3 Microsoft End User License Agreement
1.2 Definitions. In addition to the definitions set forth in Section 1.1 of the Agreement, the following terms in this Attachment shall have the meanings ascribed to them below.
1.2.1 “Capacity On Demand (COD) Software”, “COD Software” or “Software with COD” means Software that determines the capacity of Seller’s Messaging Products to, among other things, store messages, create mailboxes and add functionality to mailboxes. Software with COD may be enabled at the time of manufacture or remotely after installation, in incremental units of capacity, for the prices set forth in Appendix 1.
1.2.2 “Enablement Date” and “Day of Enablement” means the date on which Seller remotely activates COD Software.
1.2.3 “Messaging Product” means a voice, text or multimedia Product described or listed in this Attachment.
1.2.4 “Messaging Software” means voice, text or multimedia Software described or listed in this Attachment.
1.2.5 “Messaging Services” means Services (integration, maintenance, data migration, etc.) related to Messaging Products or Messaging Software.
1.2.6 “System” means, collectively, any Messaging Product (or component thereof) and Messaging Software composing a voice messaging system, such as the AnyPath ® System.
1.3 Warranty. For COD Software, the Warranty Period begins ***. The Warranty Period for any Messaging Product or Messaging Software is the Warranty Period set forth in the Agreement. The Warranty Period for any Messaging Product or Messaging Software (or part thereof) repaired or replaced under the warranty provisions of the Agreement is the unexpired portion of the original Warranty Period or ***, whichever is longer. Warranty for Services shall be as set forth in Section 4.7 of the Agreement. During the Warranty Period for Messaging Products and Messaging Software ***.
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Seller makes no warranty with respect to defective conditions or non-conformities resulting from a software application not provided by, recommended in writing by or not developed by Seller (“Non-Lucent Supplied Application”), including, but not limited to, any application developed using any Seller service creation environment product. In addition, Seller shall have no liability whatsoever for any failure, harm or loss to the extent caused by any Non-Lucent Supplied Application.
Customer may order certain COD Software features, such as password reset, conference mailbox, skip password, magistrate mailbox and monitor mailbox, which when enabled could be improperly used in violation of privacy laws. By ordering such features, Customer assumes all responsibility for assuring the proper and lawful use of such features by its employees, agents and contractors, but not for improper or unlawful use by Lucent’s employees, agents, contractors or third parties and all liability for any improper or unlawful use of such features by its employees, agents and contractors, but not for improper or unlawful use by Lucent’s employees, agents, contractors or third parties.
1.4 Post-Warranty Maintenance. After the applicable Warranty Period, Customer may order maintenance Services, including remote support Services, for Messaging Products and Messaging Software under Attachment D to the Agreement for the prices stated in Appendix 1 to this Attachment.
1.5 Prices and Fees. The prices and fees for Messaging Products and Messaging Software provided by Seller are as set forth in Appendix 1 to this Attachment. *** Transportation fees shall be charged in accordance with Section 1.12 of the Agreement.
1.6 Orders for COD Software. Purchase Orders for Messaging Products, Messaging Software and COD Software will be placed with Seller in accordance with Section 1.6 of the Agreement and paid for in accordance with Section 1.10 of the Agreement. Except for COD Software installed by Seller, shipment, delivery, and installation of remotely enabled COD Software will be deemed to have occurred on the Date of Enablement. Seller will provide Customer with written notification that the COD Software has been remotely enabled within two (2) business days following the Date of Enablement. Orders for COD Software may not be canceled on or after the Date of Enablement.
1.7 Integration Services, Training and Documentation. At Customer’s request, Seller will provide any or all of the installation, engineering, integration and data migration Services for the AnyPath System. A general description of such Services is included in Appendix 2, “Integration Services”. The specific Messaging Services to be performed for Customer and associated fees will be described in one or more written statements of work based upon the scope of Messaging Services required by Customer. Each statement of work will be signed by representatives of both parties and will be deemed to incorporate the terms of the Agreement, including this Attachment.
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Unless otherwise noted in the applicable Purchase Order, Customer will select, and Seller will provide to Customer the training, consultation Services and documentation included in the integration services described in Appendix 2, “Integration Services” at the prices stated in Appendix 1, “Prices”.
1.8 Site Requirements. Seller will furnish specifications for power, physical and environmental requirements for the equipment room where Messaging Products and Messaging Software will be installed. Customer is responsible for ensuring that these specifications are met. In addition, Customer is responsible for complying with all building and electrical codes applicable to the equipment room unless Seller has undertaken this responsibility in writing, e.g., in a statement of work.
1.9 Technical Support Center.
During the Warranty Period for the Messaging Products and Messaging Software, Seller will provide Customer with access to Seller’s technical support services center (“TSSC”), staffed by Seller-certified technicians, for 24-hour, 7 days a week problem reporting and resolution (1-866-Lucent88). The TSSC will provide analysis for System malfunctions, including actions to verify a problem and the conditions under which the problem exists or recurs, and corrections.
1.10 Availability of Products, Maintenance Service and Parts. Continuing Product support for Messaging Products shall be in accordance with Section 2.6 of the Agreement.
1.11 Additional Software License Terms. In addition to the applicable Software license provisions of the Agreement, the following additional terms and conditions shall apply to Messaging Software:
1.11.1 COD Software. Each incremental unit of capacity for COD Software will be considered a separate item of Messaging Software that is licensed in object code form to Customer pursuant to the terms of the applicable Software license provisions of the Agreement. Only that COD Software that has been properly ordered from Seller, paid for by Customer, and whose enablement has been authorized and directed by Seller, will be licensed to Customer.
1.11.2 Only Seller May Enable Software Features. Only Seller is entitled to authorize the enablement of any COD Software. Customer shall not enable or attempt to enable any COD Software or features or capabilities inherent in the COD Software, and Customer shall not permit or assist any third party to do so. Seller represents and warrants to Customer that Seller will authorize and enable all features and/or capabilities of the COD Software ordered in the applicable Purchase Order.
1.11.3 Conditions for Enablement of Software Feature Products. As a condition of Seller’s enablement of COD Software features and capabilities, Customer shall make available remote System-level access to Customer’s Systems at a time and for a length of time mutually agreeable to both Customer and Seller. ***
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***
1.11.4 Third Party Software. Customer agrees to be bound by the terms and conditions of Appendix 3 to this Attachment. With regard to other third party software licensed to Customer under this Attachment, if the scope of the license and restrictions on use stated in the Agreement and Appendix 3 differ from the terms of any license agreement packaged with Software developed by a third party, the terms and conditions of the packaged license agreement shall take precedence. Appendix 1 contains a list of third-party Software that is bundled with the AnyPath System.
1.12 Internet Access. Customer acknowledges that the use of and connection to the Internet is inherently insecure and that connection to the Internet provides opportunity for unauthorized access by a third party to Customer’s computer systems, networks and any and all information stored therein. Without limiting Seller’s express warranties to Customer, Customer acknowledges and agrees that Seller makes no express or implied warranty or condition that its Systems are immune from or prevent fraudulent intrusion, unauthorized use or disclosure or loss of proprietary information. If Customer chooses to connect the Messaging Systems to the Internet, Customer does so at its own risk and is strongly advised to take steps to minimize unauthorized access though any Internet connection. SELLER SHALL NOT HAVE ANY LIABILITY WHATSOEVER FOR ANY FAILURE, HARM OR LOSS CAUSED BY OR ARISING FROM: (I) ANY UNAUTHORIZED ACCESS THROUGH AN INTERNET CONNECTION, REGARDLESS OF WHETHER A FIREWALL OR OTHER INTERNET SECURITY FEATURE IS INCLUDED WITH THE MESSAGING PRODUCT OR SOFTWARE; OR (II) CUSTOMER’S USE OF THE INTERNET INCLUDING WITHOUT LIMITATION ACCESSING AND DOWNLOADING ANY MATERIALS AVAILABLE ON THE INTERNET FOR USE ON OR IN CONNECTION WITH THE MESSAGING PRODUCT OR SOFTWARE. IN ADDITION, SELLER SHALL NOT BE RESPONSIBLE FOR ANY DEGRADATION IN SYSTEM OR PRODUCT PERFORMANCE CAUSED DIRECTLY OR INDIRECTLY BY AN INTERNET CONNECTION.
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Appendix 1
Prices for AnyPath® Systems
Lucent will provide Customer with an Initial AnyPath® System at ***.
        This initial system will configured as follows:
▪	AnyPath R7 Mainstream software

▪	1 Telephony Front End cabinet

▪	2 High Density Telephony Servers (HDTS)

▪	2 Front-End LAN switches

▪	1 Back-End cabinet

▪	2 Message Servers (MS)

▪	2 Back-End LAN switches

▪	SS7 Integration

▪	American English, American Spanish and Mandarin (if applicable) languages

▪	702 bi-directional ports

▪	200,000 basic voice mailboxes (based on ***)

▪	30,000 Megabytes of Storage (based on ***)

Note: This initial system pricing does not include spares (optional pricing for spares provided upon request).
Lucent will provide Customer growth pricing at ***. Any telephony server, message server, and/or additional cabinetry hardware required to support the additional Basic Voice mailbox capacity is also included.
•	Lucent will provide Customer a quote for services pricing including engineering, installation, and integration based on specified configuration(s) at the time of deployment.

•	Lucent will provide Customer with a ***.
For the avoidance of doubt, Customer may change/switch customers associated with mailboxes without charge.
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Prices for Maintenance Services
Following are the prices for Remote Technical Support (“RTS”) Service and Repair & Exchange Service (“RES”) Advanced Exchange—Next Day for AnyPath Systems, including Sun maintenance Service. The scope of such Services is described in Attachment D.

Service — Option	Price ($) per Year	Per	Ordering Instructions
		***
		***
***		***
***		***
***	***	***	300780335
***		***
***		***
		***

		***
		***
***
***		***
***	***	***	300780335
***		***
***		***
		***
		***

***
***	***	***	300780335
***

	***	***	300780335
Pricing Notes:
•	***

•	If there are more than 1.6M voice messaging subscribers on an AnyPath System in a given Market, an additional back-end cabinet is required.

•	All prices are in $US, unless stated otherwise.

•	If Customer purchases additional Products or Software licenses of the same type for which RTS is in effect or additional license capacity during the Initial Term or any Renewal Term, Customer will pay ***.

•	The list of AnyPath parts covered under Advanced Exchange is included as Schedule 1, “Supported Parts List (SPL) for Advanced Exchange”.
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Third Party Software
The following third-party Software programs are bundled with the AnyPath R7 System:

Supplier	Program
Microsoft Licensing Inc.	Windows

Nuance Communications Inc.	Nuance8 ASR for SM, Nuance8 ASR tier A, Nuance8 ASR tier B, Nuance VAD

Rogue Wave Software Inc.	SourceProC++ and SourcePro Net

ScanSoft, Inc.	Eloquence version 6.0.1.2 TTS, Speechify version 2.1.0, OSR (ASR)

The SCO Group	UNIXWARE 7.1.1, UNIXWARE 7 Online Data Manager 3.2

SNMP Research	BRASS, Emanate Master Agent, Emanate Host Resources MIB Subagent, Emanate for UNIXWARE Master Agent and Subagents from DK, Emanate for UNIXWARE MIB Subagent

Sun Microsystems Inc.	SunOne Web Server, SunOne Directory Server 5.1

Versant Corporation	POET OO DBMS 5.1

Versant Ltd.	OO DBMS 6.0.1.1
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Appendix 2
Integration Services
A. AnyPath Installation/Engineering and Integration Services
OVERVIEW
Deployment of AnyPath consists of two services groupings: engineering/installation and integration. Each service grouping may be purchased separately. Because of the variations in purchased AnyPath configurations, integration parameters and Customer’s network structure, the Services that Seller provides for each deployment are specific to each Customer. Seller will provide engineering, installation, integration and/or data migration services as determined by Customer’s requirements and as defined within the relevant statement of work. Deliverables listed below are applicable to AnyPath Basic Voice Mail and AnyPath Unified Messaging (UM) configurations. UM may have additional, optional, Services corresponding to UM optional functions purchased. Additional UM Services will follow the Basic Voice Mail/UM format listed below, applied to any additional UM functionality purchased. Briefly stated, general deliverables for each of the offered services are as follows:
     Engineering/Installation
▪	Site survey (joint effort with Customer)

▪	Subsequent detailed engineering of physical requirements

▪	Ordering and delivery of required cable and connectors and miscellaneous hardware

▪	Unpacking of equipment

▪	Placement/mounting of equipment

▪	Cabling and connection of cables
     Integration
▪	Project management

▪	Internal cabinet connections

▪	Switch/network consultation as it applies to the VPMOD

▪	Power up sequencing

▪	Database and operating Software verification

▪	Purchased functionality testing

▪	Integration testing

▪	System operational testing

▪	Cut-over
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INSTALLATION DETAIL
Installation begins with a site survey as part of the preparation process. Customer, in consultation with Seller’s installation group, performs the site survey by completing the Seller-provided “Network Integration Assessment” document in conjunction with the “New Systems Installation Topics Guide” which describes how to complete the Network Integration document. When completed, the documentation is provided to Seller for technical assessment and subsequent engineering. The technical assessment will be presented to and discussed with Customer to address necessary site requirements. Installation will include physical site preparation requirements to ready the AnyPath System for implementation. Typical installation detail and responsibilities (of Seller unless specified) are as follows:
Develop Pre Installation Checklist to include:
▪	AnyPath equipment dimensions — site clearances

▪	AnyPath equipment location (Seller and Customer)

▪	Verification that installation of equipment is completed

▪	Power and grounding cables / lugs; required circuit breakers for A/B power spec.

▪	Tl cable information — connector type/pin outs and quantities

▪	AC service outlet requirements and location (Customer provided parts and installation)

▪	l0BaseT Lan cable information — connector type/pin outs and quantities (Seller and Customer)

▪	SS7 link information — A or F links, SSN (Seller and Customer)

▪	Phones for each switch and/or HLR, to be used for testing (Customer provided)

▪	Access to facilities protocol (Customer provided)
Physical Location Determination and Installation
▪	Foot print designation for AnyPath complex

▪	AnyPath Complex Rack Bolt Down
DC Power and Grounding (PDU) connections and cabling
Telephony Server Front End Cabinet and Message Server Back End Cabinet not each element.
▪	“3” Power drops -48VDC / 70 Amps (or as specified). Power is 2 Drops per TS Front End Cabinet and 4 Drops per MS Back End Cabinet

▪	“3” Grounding drops Same numbers as above

▪	Termination points (provided by Customer)
T1 Physical Cabling and Connections
▪	“x” RJ-45 Lucent 5ESS (or equivalent)

▪	Tl Continuity Testing (Loop back RJ-45)
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ACS Cabling
▪	TCP/IP Ethernet Cables RJ-45 x2 (1per ACS)
INTEGRATION DETAIL
Integration will include project management, coordination, planning, consultation, configuration & integration testing of the AnyPath System by Seller to Customer’s network, as well as turn up/cut-over support.
Project Management
Typically, as part of Project Management, Seller works with Customer to enable Customer to provide or define:
▪	Placement of AnyPath network elements

▪	Inbound and outbound trunk groups — agree on CIC or MLHG assignments.

▪	Assigned IP addresses for Anypath. Define subnet, gateway, default router, DHCP

▪	IP address and bind info for the SMSC

▪	Pointcodes — Anypath, STP’s, HLR’s int./ext./both, MSC’s, Global Title

▪	Multi Line Hunt Groups

▪	Best option for remote access to AnyPath complex
Seller provides project management from project definition through program completion. Project managers develop the Statement of Work that outlines roles and responsibilities, the Project Plan, and Test Plan. Subject to approval by Customer, the project managers coordinate Project Plans and manage the resources during the project life cycle. The project manager’s work with Customer representative(s) to achieve on-time service delivery. The project managers use proven industry-standard project management processes and procedures.
Initial On-site Integration
▪	Power up all AnyPath components

▪	Configure database — system options, COS provisioning and mailbox profiles

▪	Verify T1 spans, SS7 links, and bind to SMSC are up
Perform Call Test Plan Integration
▪	Build test mailboxes on each Message Server (MS)

▪	Verify integration to personal greeting for different call cases
¡	No answer

¡	Busy

¡	Multiple Greetings

¡	Phone off, local, for phones each HLR
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¡	Phone on, roaming, for phones each HLR

¡	Phone off, roaming, for phones each HRL
▪	Verify mailbox locator application for each MS.

▪	Verify integration to each HDTS.
Out-call Tests
▪	Outcall to pager/phone — verify pager sequences and re-try schedule

▪	Call Sender / Rebound (if applicable)

▪	Fax outcall

▪	Speech Dialing/Speech Messaging, etc. application access (if applicable)
MWI / Notification Testing
▪	Verify phone gets update of proper ICON, Text Message and/or M/W Count

▪	SMS M/W count notification to the SMSC

▪	SMPP cut through page to SMSC

▪	SS7 IS41 TCAP notification — INFODIR or MSGDIR. Test Global Title to each HLR if multiple HLR’s in network. Verify with INET that the HLR’s send acknowledgment message back to AnyPath

▪	SS7 ISUP notification

▪	SMDI Notification
CDR’s, Reports, Logs and Alarms
▪	Verify CDR events are generated

▪	Verify reports function

▪	Verify logs and alarms
Test SS7 Signaling ANSI-41 (determine and test)
▪	56 K Ports SS7 A-Link assignments to STP

▪	56KV.35 1 per ACS

▪	SS7 Point Code assignment definitions (STP GTT Routing)

▪	ACS SS7 DPC assignment for HLR /switch
Test Sample Switch Translations
▪	Seller 5ESS (or appropriate switch) translations for Call Forwarding on Busy and No Answer

▪	Support of outdialing from AnyPath to Seller 5ESS (or appropriate switch)
Determine and Test TCP/IP
▪	TCP/IP Hub/Switch assignment position

▪	ACS TCP/IP address assignment
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▪	TS and MS TCP/IP address assignment

▪	SMS-C TCP/IP address assignment

▪	Provisioning TCP/IP address assignment

▪	Subnet TCP/IP assignments

▪	TCP/IP Routing assignments

▪	TCP/IP Address assignment for SMS-C
Test Operator Web User Interface (OWUI) — I/O Service terminal functionality
▪	Verify HTTP access to AnyPath

▪	Verify interfaces

▪	Cut-through

▪	Command line interface (CLI)

▪	Voice express menus (Vex)

▪	Command line

▪	Verify On Line Documentation access
Provide In-Service/Cut-Over Support
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SCHEDULE 1
Supported Parts List for Advanced Exchange

ADVANCED
EXCHANGE
SYSTEM	COMCODE	Description

***

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ADVANCED
EXCHANGE
SYSTEM	COMCODE	Description

***

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ADVANCED
EXCHANGE
SYSTEM	COMCODE	Description

***

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ADVANCED
EXCHANGE
SYSTEM	COMCODE	Description

***

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Appendix 3
Microsoft End User License Agreement
Microsoft Licensing Inc. has contractually obligated Lucent Technologies Inc. to include the following terms, conditions and disclaimers in any agreement for the supply of a bundled product incorporating software licensed from Microsoft Licensing Inc. or its affiliates (“MS”).
Upon delivery of the AnyPath System, you, Customer, will have acquired a device (“Device”) that includes software licensed by Lucent Technologies Inc. from MS. Those installed products of MS origin, as well as associated media, printed materials, and “online” or electronic documentation (“SOFTWARE”) are protected by international intellectual property laws and treaties. The SOFTWARE is licensed, not sold. All rights reserved.
IF YOU DO NOT AGREE TO THIS END USER LICENSE AGREEMENT (“EULA”), DO NOT USE THE DEVICE OR COPY THE SOFTWARE. INSTEAD, PROMPTLY CONTACT LUCENT TECHNOLOGIES INC. FOR INSTRUCTIONS ON RETURN OF THE UNUSED DEVICE(S) FOR A REFUND. ANY USE OF THE SOFTWARE, INCLUDING BUT NOT LIMITED TO USED ON THE DEVICE, WILL CONSTITUTE YOUR AGREEMENT TO THIS EULA (OR RATIFICATION OF ANY PREVIOUS CONSENT).
GRANT OF SOFTWARE LICENSE.   This EULA grants you the following license:
➢	You may use the SOFTWARE only on the DEVICE.

➢	NOT FAULT TOLERANT. THE SOFTWARE IS NOT FAULT TOLERANT. LUCENT TECHNOLOGIES HAS INDEPENDENTLY DETERMINED HOW TO USE THE SOFTWARE IN THE DEVICE, AND MS HAS RELIED UPON LUCENT TECHNOLOGIES TO CONDUCT SUFFICIENT TESTING TO DETERMINE THAT THE SOFTWARE IS SUITABLE FOR SUCH USE.

➢	***

➢	Note on Java Support. The SOFTWARE may contain support for programs written in Java. Java technology is not fault tolerant and is not designed, manufactured, or intended for use or resale as online control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic
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control, direct life support machines, or weapons systems, in which the failure of Java technology could lead directly to death, personal injury, or severe physical or environmental damage. Sun Microsystems, Inc. has contractually obligated MS to make this disclaimer.

➢	No Liability for Certain Damages. EXCEPT AS PROHIBITED BY LAW, MS SHALL HAVE NO LIABILITY FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES ARISING FROM OR IN CONNECTION WITH THE USE OR PERFORMANCE OF THE SOFTWARE. THIS LIMITATION SHALL APPLY EVENT IF ANY REMEDY FAILS OF ITS ESSENTIAL PURPOSE. IN NO EVENT SHALL MS BE LIABLE FOR ANY AMOUNT IN EXCESS OF ***.

➢	Limitation on Reverse Engineering, Decompilation, and Disassembly. You may not reverse engineer, decompile, or disassemble the SOFTWARE, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

➢	SOFTWARE TRANSFER ALLOWED BUT WITH RESTRICTIONS. You may permanently transfer rights under this EULA only as part of a permanent sale or transfer of the Device, and only if the recipient agrees to this EULA. If the SOFTWARE is an upgrade, any transfer must also include all prior versions of the SOFTWARE.

➢	EXPORT RESTRICTIONS. You acknowledge that SOFTWARE is of US- origin. You agree to comply with all applicable international and national laws that apply to the SOFTWARE, including the U.S. export Administration Regulations, as well as end-user, end-use and country destination restrictions issued by U.S. and other governments. For additional information on exporting the SOFTWARE, see http://www.microsoft.com/exporting/.
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Attachment M
INTELLIGENT NETWORK
Scope. This Attachment contains additional terms and conditions, which together with the terms and conditions of the Agreement, are applicable with respect to orders for intelligent network (“IN”) products. To the extent of any inconsistency between a specific term of this Attachment and a specific term of the Agreement, the specific term of this Attachment shall govern, but only with respect to IN products. Capitalized terms used in this Attachment shall have the meanings defined in the Agreement unless specifically defined herein.
Warranty Period. The Warranty Period is *** for IN Licensed Materials and *** for IN products.
Pricing Assumptions: IN Products
Pricing for IN products is set forth in Attachment A. In addition, the following assumptions shall apply to purchases of all IN products:
▪	Total maximum number of subscribers supported on a given platform will vary based on application. Engineering evaluation is necessary to determine the appropriate configuration based on Customer-specific performance and capacity requirements.

▪	Engineering factors supporting a capacity model will be used to determine IN Product sizing (e.g., number of subscribers, busy hour call attempts (transactions) or completions, call holding time, SS7 link utilization percentage, service type and typical transaction mix, etc.).

▪	All applications are the current off-the-shelf releases. Off-the-shelf releases provide base release with optional features available at additional pricing.

▪	Pricing is based on subscribers or transactions supported by each individual application and minimum subscriber requirements on each individual application. The list price changes with increasing subscriber or transaction volume.

▪	Discount levels can also vary based on dollar volume or subscriber levels committed.

▪	Customer will provide recommended third-party hardware and software if required for customer care center and recharge card management system.

▪	Seller reserves the right to modify the platform and/or application architecture without prior notice, but will notify Customer within a reasonable time prior to such modification being made effective.

▪	Seller reserves the right to modify the platform and/or application roadmap without prior notice, but will notify Customer within a reasonable time prior to such modification being made effective.

▪	Pricing does not include migration of subscriber data.

▪	Pricing does not include any associated switch/mobile switching center, handheld devices, or peripheral equipment software.

▪	Pricing does not include engineering and installation.

▪	Pricing does not include any custom work required to interface with Customer’s other systems.
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▪	Pricing does not include Systems integration testing (“SIT”). SIT is required when two (2) or more IN applications may be deployed on the same platform.

▪	Pricing does not include any interoperability testing with third-party network elements such as but not limited to, MSC, HLR, SMSC, billing and network management systems, back-office provisioning and customer care systems.

▪	Application prices do not include any products, middleware, maintenance, training, CORBA consultancy, engineering, installation, content or NPI (new product introduction). Product price includes product warranty only. Maintenance is available and quoted separately.

▪	Product pricing does not include spares. Maintenance contracts are available which include spares and exchange (“SES”) program. With SES program, Customer is required to buy minimum recommended spares.
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Mobility IN Software Release Upgrade
(SRU) Policy
COMPAS ID: 112947
Version 5.0
1.0 INTRODUCTION
This document sets forth the terms and conditions applicable if Customer is participating in the Mobility IN (“Mobility IN”) SRU Program. SRU is available in all regions and is comprised of two (2) components: Standard Base Release Software and Software Release Upgrade Service, as more fully described below.
2.0 COVERED SOFTWARE
The SRU Program is available for the following intelligent network (“IN”) Software:
▪	MiLife Applications Server Platform Software

▪	eCS Platform Software

▪	eSM Platform Software

▪	eMRS Platform Software

▪	eCAM Platform Software

▪	ASM-III Platform Software

▪	PacketIN Platform Software

▪	eCS LE Platform Software

▪	3G eSAE Platform Software

▪	SurePay Suite Application Software
▪	eCGS application software

▪	RMS application software

▪	CCS application software

▪	Content Charging application software
▪	IS Application Software

▪	WIN IP Application Software

▪	SHLR Application Software

▪	SDHLR Application Software

▪	eVPN Application Software

▪	MiRingback Application Software
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▪	Mobility IN provided Decision Graphs

▪	Mobility IN provided Software Tools; customer specific tools are included.

▪	Optional Feature Software over and above the base feature Software included in the respective operating Software packages set forth above.

▪	Software Updates and Software Upgrades to the Software packages set forth above.

▪	Such other Software as Mobility IN may agree in writing.
Nothing herein shall be deemed to deny Mobility IN the right to discontinue products or Software with prior written notice to Customer in accordance with the terms of the Agreement.
3.0 ELIGIBILITY REQUIREMENTS FOR SRU
3.1 Installation Performed by Mobility IN
Standard Base Software Releases made available by Mobility IN are eligible for updating and related services under SRU by Mobility IN. For new customers, SRU shall commence no later than *** following the completion date of initial Software deployment. For existing customers, the SRU offer shall commence upon the expiration of existing IN maintenance agreements and/or the Parties’ agreed-upon date of conversion to the SRU Program. All SRU offers presume Customer has a maintenance agreement in place with Lucent RTS for the same period as SRU covers.
3.2 Other Situations
In all situations not described in Section 3.1 above, Software shall not be eligible for SRU until Mobility IN has made an initial evaluation to determine whether modifications are required to make the IN Software eligible. If, in Mobility IN’s reasonable judgment, modifications are required for this purpose, Mobility IN will provide an estimate to Customer of the costs of making such modifications, including the price for updating the IN Software to a current, supported, Standard Base Software Release. Upon Customer’s written acceptance of the estimate, as evidenced by Customer’s issuance of a Purchase Order, Customer will be billed for any such modifications furnished by Mobility IN in accordance with terms then agreed to by the Parties.
3.3 Customer’s Warranties of Authority
Customer warrants, as a condition of eligibility for the SRU Program, that Customer (or one of its Affiliates) is the owner or lessor of any products that runs the IN Software for which SRU will be provided, or that Customer has the product owner’s written authorization to operate such product and obtain such support services. Customer further warrants that Customer (or one of its Affiliates) is the licensee of the Software for which SRU will be provided.
3.4 Additional Requirements
The SRU Program is offered only for:
▪	Products manufactured by Mobility IN
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▪	Products manufactured for Mobility IN pursuant to specifications controlled by Mobility IN

▪	Products manufactured by contracted third-party vendors and certified by Mobility IN

▪	Products supplied by Mobility IN.
The SRU Program is available only on a system basis. To be eligible for the SRU Program, a system must:
▪	Have been installed by Mobility IN

▪	If not installed by Mobility IN, it must pass an acceptance test to the satisfaction of Mobility IN (unless Mobility IN elects to waive compliance with this requirement in writing).

▪	Will be operating on a Standard Base Software Release as defined in Section 11 below.
All Mobility IN systems in Customer’s network must be under the same SRU Program. Some components of the network may be excluded from the SRU Program on a specific case basis.
The SRU Program must be subscribed to continuously in order to continuously receive the benefits from Mobility IN, i.e. Customer must sign up for the SRU Program every year in order to continuously receive the benefits from Mobility IN; provided, however, that the Parties agree that Customer is not required to subscribe to the SRU Program at any time and Customer may cancel its subscription to the SRU Program at any time.
4.0 STANDARD BASE RELEASE SOFTWARE — UPDATES AND UPGRADES
During any period for which Customer has paid the applicable SRU Program fees, or for which the SRU Program is provided at no additional charge under the terms of this Attachment, Mobility IN will:
▪	Provide to Customer all Software Updates and Software Upgrades that are made generally available by Mobility IN during such period.

▪	Notify Customer of the availability of each Software Update and Software Upgrade. Such notifications shall include a description of the content of the Software Update and Software Upgrade to be provided by Mobility IN, including a list of all new Optional Software Features.

▪	Notify Customer of preconditions (e.g., additional hardware) for installing each Software Update and Software Upgrade and/or use of any such new Optional Software Features. The fulfillment of all such preconditions shall be the responsibility of Customer.
Mobility IN shall also update Documentation to incorporate new or revised operating procedures resulting from issuance of Software Update and Software Upgrades. Access to web based Documentation shall be ordered separately for the prices set forth in Attachment A.
If Customer has purchased SRU for Mobility IN platforms and Mobility IN applications, actual Software Updates and Software Upgrades applied to the platforms shall be governed by the respective Mobility IN application software upgrade plan and the Agreement.
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Software Updates and Software Upgrades are individually warranted, and Customer shall have a right to possess and use Software Updates and Software Upgrades, as provided in the Agreement. Subject to the terms and conditions of the Agreement, if Customer fails to pay any applicable SRU fees for Software Updates and Software Upgrades, the following applies:
▪	Licenses granted to Customer under the Agreement for Licensed Software, including prior Software Updates and Software Upgrades properly in Customer’s possession, for which Customer has fully paid all applicable SRU fees, shall not be voided.

▪	Customer acknowledges that if Customer fails to continue to pay SRU fees, Customer shall not receive any permanent warranty fixes embodied in subsequent Software Updates and/or Software Upgrades, but nothing herein shall be deemed to deprive Customer of any program corrections, work around procedures or other temporary or permanent fixes to which Customer may be entitled in respect of Software warranty defects noticed to Mobility IN during the applicable Warranty Period or under any RTS program.
Mobility IN shall not be deemed to be in breach of its Software warranty obligations under the Agreement with respect to an identified defect if Mobility IN has furnished or intends to furnish, within a reasonable timeframe, a permanent warranty fix in a no-cost Software Update or Software Upgrade available to Customer, and Customer shall have no claim for refund or credit under such warranty provisions in such circumstances. Nothing herein shall excuse Mobility IN of any obligation Mobility IN may have under applicable warranty provisions or RTS program to use all reasonable efforts to effect such a temporary fix pending availability of a permanent fix.
SRU entitles Customer to use the features and functionality delivered with Software Updates and Software Upgrades, including, but not necessarily limited to:
▪	Software to support base system improvements, including performance and operations

▪	Compatibility of existing features with the new release

▪	New base/standard Software features and functionalities

▪	Permanent and/or temporary fixes of problems in prior Software releases
When purchasing SRU, Customer is not entitled to the following:
▪	Use of Optional Software Features resident in a Software Update or Software Upgrade, except to the extent that Customer has separately paid the applicable license fees for the use thereof.
In the event that Customer elects not to install Software Update(s) or Software Upgrade(s), upon expiration of product life cycle, Customer shall be responsible for paying a separate fee for integration, testing, installation and any other applicable services to the extent such services are requested by Customer.
Nothing in this Attachment shall be deemed to require Mobility IN to make any new specific Software features and/or enhancements of Software available as part of Mobility IN’s Software Updates or Software Upgrades. ALL Software Updates and Software Upgrades that may be
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provided by Mobility IN under the SRU Program are provided as available. Mobility IN shall have the sole right to determine whether a new functionality shall be a new Base Software Feature or functionality or an Optional Software Feature. Further, Mobility IN has the sole right to determine the Software release level in which any feature/functionality is made available, and shall have no obligation to implement new functionality on an older software release.
Mobility IN reserves the right to determine the number of Software Updates and Software Upgrades that will be issued each calendar year for each type of Software covered by SRU. Mobility IN does not commit that any Software Updates and Software Upgrades will ultimately be released, made generally available and, therefore, provided during the term that Customer subscribes to the SRU Program. Mobility IN does not warrant that any specific features or functionality will be included in any Software Updates and Software Upgrades that may be provided under the SRU Program prior to the time that a Software Update and Software Upgrade is released and made generally available to all SRU subscribers.
ALL Software Updates or Software Upgrades provided by Mobility IN under the SRU Program may have performance/capacity impacts to systems. Customer shall not hold the same expectations to the performance/capacity of systems after a Software Update or Software Upgrade has been carried out to the extent that Mobility IN has notified Customer in writing of such performance/capacity impacts. Mobility IN SRU Program does not cover any additional hardware requirements due to reengineering the performance/capacity of systems.
Nothing contained in this Section 4.0 shall limit Lucent’s warranty obligations to Customer.
5.0 SOFTWARE RELEASE UPGRADE SERVICE
5.1 Software Delivery
Upon receipt of notice of availability of a Software Update or Software Upgrade, Customer may indicate its desire to obtain the update as follows:
5.1.1 Software Upgrade
Software Upgrades must be scheduled. Customer may request Software Upgrades through its customer team sales representative.
5.1.2 Software Update
Customer may install Software Updates using Mobility IN-provided Operations, Administration and Maintenance documentation and release notes. If requested by Customer, Software Updates can be supported by NPI/integration Services and/or RTS under a separate arrangement with Customer.
5.1.3 Medium of Delivery
Software Updates and Software Upgrades shall be delivered by Mobility IN in such medium (e.g., CD-ROMs, DVD-ROMS, or tapes), as Mobility IN shall determine at its reasonable discretion.
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5.2 Pre-Installation Support
Mobility IN shall furnish to Customer Documentation relating to Software Updates and Software Upgrades that contains information regarding the preconditions to installation that must be fulfilled by Customer and instructions to be followed during installation. It is Customer’s obligation to become familiar with this material prior to commencing any self-installation of a Software Update or Software Upgrade.
5.3 Software Upgrade Support
In addition to standard pre-installation and installation support, Mobility IN will provide to Customer additional tools as needed to support a Software Upgrade under the SRU Program. A Software Upgrade may require the use of specialized software tools and procedures to evolve existing databases or translations in order to make a product ready to receive and operate a new Major Release. Software Upgrade procedures will vary from Major Release to Major Release.
6.0	COMMENCEMENT OF SRU PROGRAM
6.1 General
SRU is subscribed for a *** *** and then annually thereafter.
In accordance with the terms set forth in Attachment A to the Agreement, the SRU Program fee for a *** period will be determined based on the Mobility IN platforms deployed and application Subscribers existing on *** of the previous year.
6.2 Newly Purchased Mobility IN Systems
If Mobility IN supplies to Customer Newly Purchased System(s) comprised of Mobility IN’s equipment, then Customer shall in consideration of payment of the SRU pricing when the system(s) is deployed be entitled to SRU. This support starts on the day that installation and integration of the system is complete, when Mobility IN performs the installation of the system. If Mobility IN does not install all of the system, such support will be provided only upon written request of Customer made within *** of completion of installation of the system and after the system has been deemed eligible for such support.
6.3 Additional Mobility IN Systems
If Customer has existing systems covered by SRU, any new Mobility IN-manufactured or furnished system deployed by Customer, whether or not it is purchased directly from Mobility IN, shall receive SRU coverage, at an additional charge based on incremental Mobility IN platforms and applications deployed, for the remainder of the SRU Program cycle in which the deployment occurs. This support starts on the day that installation and
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integration of the system is complete, when Mobility IN performs the installation of the system. If Mobility IN does not install all of the system, such support will be provided only upon written request of Customer made within thirty (30) days of completion of installation of the system and after the system has been deemed eligible for such support.
6.4 Additions of Non-Lucent Systems/Software
If Customer obtains from any third party additional systems then providing service to the public, by purchase, lease, merger or otherwise, such acquired systems shall not automatically be included in the group of Customer’s systems covered by SRU.
If non-Lucent Software is installed on any of the Mobility IN platforms, the SRU Program cannot guarantee there will be no impact on non-Lucent Software once Software Update or Software Upgrade under SRU is carried out.
7.0	RENEWALS
For as long as Mobility IN continues to offer SRU as described in this Attachment, Customer’s SRU may be renewed at the end of a *** period or the exhaust date of the current SRU program. Unless Customer notifies Mobility IN in writing to the contrary no later than *** prior to the end of their current maintenance or SRU program, Customer’s existing SRU Program shall automatically be renewed at the SRU pricing in effect in the current contractual period if all conditions are the same as the current contractual period. If the SRU Program is allowed to expire within the same calendar year, upon reinstatement, the prorated SRU payment for the expired period set forth in Attachment A will be assessed to restart the SRU Program.
8.0	SRU CHARGES AND INVOICING
8.1 Standard Charges for SRU
SRU is based on an annual fee, specified in Attachment A to the Agreement, that is payable in advance. Annual fees are based on Mobility IN platforms deployed and applications Subscribers. A quarterly payment option is supported.
8.2 Invoicing
All invoices rendered for SRU shall be due in accordance with the terms of the Agreement. Customer will receive the SRU Program invoice *** prior to the expiration date of the then-current SRU Program. SRU will be terminated if Customer fails to pay the invoice as provided in the Agreement.
9.0	TERMINATION OF SRU PROGRAM
Customer may terminate any effective SRU Program, but no such termination and no modification shall be effective except upon *** prior written notice to Mobility IN. In the event of any such termination by Customer as described herein, a pro-rated refund of the applicable fees previously paid or due for such calendar year shall be payable to Customer within
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thirty (30) days of termination. Nothing herein shall be deemed to excuse Mobility IN from any general support obligation set forth elsewhere in the Agreement.
10.0	SOFTWARE UPGRADE SUPPORT POLICY
10.1 Normal Progression/Skipping
Mobility IN’s Software is designed for sequential Software Upgrades progression (for example, eCS Major Release X to eCS Major Release X+l). Under the annual SRU Program, no Major Release can be skipped.
10.2 Major Release Life Cycle Ratings
Software ratings apply to Major Releases. SRU does not alter these ratings. Once a Major Release becomes generally available to Mobility IN customers, it begins to migrate through three (3) product ratings during its life cycle: Standard Availability (SA), Limited Availability (LA), and Discontinued Availability (DA) . Different rated Major Releases are subject to different levels of support and use. The length of time that a Major Release remains at each product rating varies depending upon Mobility IN’s schedule for issuing new Major Releases.
When a Software release has been declared generally available, it moves into the SA stage and remains in that classification until the next sequential Major Release has been declared generally available, at which time the original release moves down in rating. For example, once made generally available, Major Release X will remain SA until Major Release X+l is issued. At that time, Major Release X will move down one rating to LA. With issuance of Major Release X+2, Major Release X will move down to the final DA rating.
Any Software Update that is issued during a rating period will not change or otherwise affect the rating of a Major Release. For example, if while eCS Major Release X is rated SA, Mobility IN issues a Software Update for that release, Major Release X shall retain its SA rating. Such Software Update shall be considered part of the Major Release and will have the same rating as that Major Release.
10.3 Support Available for Differently Rated Major Releases
SRU will only apply to releases that are orderable. Customers are required to upgrade their component software to the Standard Base Software Release during the term of the Software support life cycle.
11.0	TERMINOLOGY
For purposes of this Attachment, the following additional definitions shall apply:
“SRU Program” and “SRU” means the optional program under which Mobility IN offers to Customer Software Updates and Software Upgrades for which Customer has paid the applicable fee, as more particularly described in this Attachment.
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“Newly Purchased Systems” means the initial equipment or Mobility IN application deployed by Customer in a market for which installation and integration has been completed, rendering it commercially viable.
“Optional Software Feature” means a feature or functionality of Software resident in a Software Update or Software Upgrade but which is not licensed to Customer as part of SRU and is available for use by Customer only if Customer pays the applicable separate license fee therefore.
“Software Release Upgrade Service” means the Services described in Section 5.0 above.
“Standard Base Software Release” means the two (2) most recent Major Releases that have been declared generally available. For example, if Major Release X is the latest generally available release, it and Major Release X-l are considered Standard Base Software Releases.
“Subscriber” means a user of Customer’s wireless telecommunications services
“Standard Availability” or “SA” means:
▪	A Software release has become generally available

▪	Fixes for non-service-affecting engineering complaints (EC) will be provided in the next standard release.

▪	Retrofit and growth will be supported

▪	Software support levels include remedies for Severity Level 1 through 4 problems.

▪	Periodic Software Updates will be provided to Customer with corrections requested by Customer as well as corrections requested by other customers.
“Limited Availability” “LA” means:
▪	LA rating is applied near the end of the software life cycle and designates when Mobility IN product is no longer orderable for a newly purchased system.

▪	Transitional support, depending upon customer need and resource availability, will vary with each service and release

▪	Retrofits and terminal growth services are available
“Discontinued Availability” (“DA”) means:
▪	Customer receives one year notice of DA prior to effective date

▪	Software is isolated from current updates and any Software Update activity

▪	No updates will be issued unless otherwise agreed upon and limited to ***.

▪	No request will be honored unless otherwise agreed upon and is a billable item.

▪	Information on DA’d release can be de-archived only within the first year of becoming discontinued.

▪	Availability of services (such as growth) that require archived information is limited to the first year after a product has DA status

▪	Growth is provided only for the most recent release with a DA rating.
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▪	Engineering complaints (EC’s) are no longer addressed.

▪	Lucent does not retain test laboratories for releases within a DA rating.

▪	Any fix or work around provided within this rating is tested in Customer’s system.

▪	Essential support attempts to provide a workaround fix or a retrofit-based workaround for an outage, call processing, or billing problem.

▪	There is no assurance that a workaround or a fix will be available for a problem.

▪	A workaround fix would be applied by a craft or overwrite only and the customer copy of the Software release is the sole vehicle of any fix or work around.

▪	Any support may be billable to Customer.

▪	On older than most current DA Release will have to follow a different process as migration is no longer supported as a standard product. The customer will need to contract Lucent to develop a custom migration plan.
Notes:
1.	Any service that is not offered for a DA’d release will be a billable service.

2.	In-hours support is limited to information and resources available for a DA’d release.

3.	Out-of-hours support for a DA’d release is restricted to outage situations only.
“End of Life” means:
▪	*** after effective DA

▪	Software no longer supported in any manner
“Severity Levels” shall have the meanings set forth in Attachment D.
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